     As filed with the Securities and Exchange Commission on April 29, 2005

                                                      Registration No. 333-69522
                                                                       811-07971


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6


          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ ]
                     Pre-Effective Amendment No.                    [ ]
                     Post-Effective Amendment No. 6 and             [X]

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
          1940             Amendment No. 5                          [X]
                        (Check appropriate box or boxes)


                   MetLife Investors Variable Life Account One
                           (Exact Name of Registrant)

                       MetLife Investors Insurance Company
                               (Name of Depositor)

                            22 Corporate Plaza Drive
                             Newport Beach, CA 92660
              (Address of Depositor's Principal Executive Offices)

                 Name and complete address of agent for service:
                               Richard C. Pearson
                            Executive Vice President,
                          General Counsel and Secretary
                       MetLife Investors Insurance Company
                            22 Corporate Plaza Drive
                             Newport Beach, CA 92660
                                 (800) 989-3752

                                   Copies to:
                                W. Thomas Conner
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                                 (202) 383-0590

It is proposed that this filing will become effective (check appropriate box)


[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2005 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Flexible Premium Joint and Last Survivor Variable Life Insurance Policy and Flexible Premium Single Variable Life Insurance Policy (Title and amount of securities being registered)

               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                                   ISSUED BY

                      METLIFE INVESTORS INSURANCE COMPANY

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

This prospectus describes two variable life insurance policies, the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy in this Prospectus refers to both policies except where otherwise noted. WE CURRENTLY ARE NOT OFFERING THE JOINT AND LAST SURVIVOR POLICY.

We have designed the Policy for use in estate and retirement planning and other insurance needs of individuals. The Policy provides for maximum flexibility by allowing you to vary your premium payments and to change the level of death benefits payable.


You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the 28 Investment Funds listed below which are offered through our Separate Account. When you purchase a Policy, you bear the complete investment risk. This means that the Cash Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.





MET INVESTORS SERIES TRUST (CLASS A)


      Goldman Sachs Mid-Cap Value Portfolio


      Harris Oakmark International Portfolio


      Janus Aggressive Growth Portfolio


      Lord Abbett Bond Debenture Portfolio


      Lord Abbett Growth and Income Portfolio


      Met/AIM Mid Cap Core Equity Portfolio


      Met/AIM Small Cap Growth Portfolio


      MFS Research International Portfolio


      Neuberger Berman Real Estate Portfolio


      Oppenheimer Capital Appreciation Portfolio


      PIMCO Inflation Protected Bond Portfolio


      PIMCO Total Return Portfolio


      RCM Global Technology Portfolio


      T. Rowe Price Mid-Cap Growth Portfolio


      Third Avenue Small Cap Value Portfolio


      Turner Mid-Cap Growth Portfolio


      Van Kampen Comstock Portfolio



      MetLife Defensive Strategy Portfolio


      MetLife Moderate Strategy Portfolio


      MetLife Balanced Strategy Portfolio


      MetLife Growth Strategy Portfolio


      MetLife Aggressive Strategy Portfolio



METROPOLITAN SERIES FUND, INC. (CLASS A)


      BlackRock Money Market Portfolio


      Davis Venture Value Portfolio


      Harris Oakmark Focused Value Portfolio


      Jennison Growth Portfolio


      MetLife Stock Index Portfolio


      Salomon Brothers U.S. Government Portfolio


THE SEC HAS NOT APPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION THAT IT HAS IS A CRIMINAL OFFENSE.

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Joint and Last Survivor Policy and the Single Life Policy.

The Policy:

..  is not a bank deposit.
..  is not federally insured.
..  is not endorsed by any bank or government agency.

The Policy is subject to investment risk. You may be subject to loss of principal.


May 1, 2005

  TABLE OF CONTENTS                                                       PAGE

  SUMMARY OF BENEFITS AND RISKS..........................................   4
       Benefits of the Policy............................................   4
       Risks of the Policy...............................................   5
       Risks of the Investment Funds.....................................   7

  FEE TABLES.............................................................   7
       Transaction Fees..................................................   8
       Periodic Charges Other Than Investment Fund Operating Expenses....   9
       Annual Investment Fund Operating Expenses.........................  13

  THE VARIABLE LIFE INSURANCE POLICY.....................................  15
       Who Should Purchase the Policy?...................................  16
       Replacing Existing Insurance......................................  16
       State Variations..................................................  16

  PURCHASES..............................................................  16
       Application for a Policy..........................................  16
       Premiums..........................................................  16
       Unscheduled Premiums..............................................  17
       Communications and Payments.......................................  17
       Lapse and Grace Period............................................  17
       Reinstatement.....................................................  18
       Allocation of Premium.............................................  18
       Cash Value of Your Policy.........................................  19
       Method of Determining Cash Value of an Investment Fund............  19
       Net Investment Factor.............................................  19
       Our Right to Reject or Return a Premium Payment...................  20

  THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS..........................  20
       MetLife Investors and the Separate Account........................  20
       Certain Payments We Receive with Regard to the Investment Funds...  22
       Selection of the Investment Funds.................................  23
       Substitution and Limitations on Further Investments...............  23
       Voting............................................................  23
       Transfers.........................................................  24
       Dollar Cost Averaging.............................................  25
       Portfolio Rebalancing.............................................  26

  DEATH BENEFIT..........................................................  27
       Change of Death Benefit...........................................  28
       Change in Face Amount.............................................  29

  ACCESS TO YOUR MONEY...................................................  29
       Policy Loans......................................................  29
       Loan Interest Charged.............................................  30
       Security..........................................................  30
       Repaying Policy Debt..............................................  30
       Partial Withdrawals...............................................  31
       Pro-Rata Surrender................................................  32
       Full Surrenders...................................................  32

  OTHER INFORMATION......................................................  32
       The General Account...............................................  32
       Distribution......................................................  33
       Suspension of Payments or Transfers...............................  34
       Ownership.........................................................  34
       Conversion Rights.................................................  34
       Additional Benefits...............................................  35
       Legal Proceedings.................................................  36
       Experts...........................................................  36
       Financial Statements..............................................  36
       Restrictions on Financial Transactions............................  37

  CHARGES................................................................  37
       Deductions from Each Premium Payment..............................  37
       Monthly Deduction.................................................  38

             TABLE OF CONTENTS                                PAGE

                  Charges for Additional Benefit Riders......  39
                  Mortality and Expense Risk Charge..........  40
                  Surrender Charge...........................  40
                  Transaction Charges........................  41
                  Projection of Benefits and Values Charge...  41
                  Investment Fund Expenses...................  41

             FEDERAL TAX STATUS..............................  42

             SPECIAL TERMS...................................  46

             APPENDIX A: ILLUSTRATIONS OF POLICY VALUES......  48

SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. THE SPECIAL TERMS SECTION AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

BENEFITS OF THE POLICY

DEATH PROCEEDS. The Policy is a contract between you the Owner, and us, an insurance company, under which we provide insurance protection. Upon receipt of satisfactory proof of death of the person insured with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured, we pay death proceeds to your selected Beneficiary. Death proceeds equal the death benefit on the date of death of the Insured (or the Last Insured), plus any additional insurance provided by rider, less any Indebtedness and cost of insurance and any other charges that may be due.

POLICY FLEXIBILITY. The Policy is "flexible" because:

..  the frequency and amount of premiums can vary;

..  you can choose among death benefit options; and

..  you can change the amount of insurance coverage.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options: Option A, Option B and Option C. Option A provides a level death benefit equal to the Face Amount of your Policy. Options B and C provide a variable death benefit equal to the Policy's Face Amount plus the Cash Value of the Policy on the Insured's (or Last Insured's) date of death. The death benefits under all three Options are subject to increases required by the Internal Revenue Code of 1986. If your Policy is issued with either Option A or Option B, you may later change your death benefit option, unless your Policy was issued in Florida. A Policy issued with an Option C death benefit may not be changed.

FREE LOOK. You may cancel the Policy within 20 days after you receive it (or whatever period may be required in your state) or the 45th day after you sign your application, whichever period ends later. We will refund all premiums paid (or whatever amount is required in your state).


INVESTMENT CHOICES. You can allocate your Net Premiums and Cash Value to our General Account or among any or all of the twenty-eight Investment Funds available through the Policy. The Investment Funds available include equity funds, bond funds and a money market fund.


PARTIAL WITHDRAWALS. After the first Policy year, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and minimum amount of partial withdrawals you may make in a Policy year. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES.

TRANSFERS. You may transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to or from the General Account (subject to restrictions). You can make 12 transfers in a Policy year without charge. For each transfer in excess of 12, we may impose a $25 fee. We reserve the right to limit the number and amount of transfers you may make in a Policy year. We may also impose restrictions on "market timing" transfers. (See "Transfers" for additional information on such restrictions.) We offer the following automated transfer privileges:


.. DOLLAR COST AVERAGING. Under the dollar cost averaging program, you may authorize us to make automatic transfers of specified dollar amounts from the BlackRock Money Market Portfolio to other Investment Funds on a monthly basis.


.. PORTFOLIO REBALANCING. Under the portfolio rebalancing program, you may direct us to automatically restore the balance of the Cash Value in the General Account and the Investment Funds to the percentages determined in advance.

LOANS. You may borrow Cash Value from your Policy. The maximum amount you may borrow is the Cash Value of the Policy net of the surrender charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest to be earned through the next Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.5% on your loan. However, we credit interest at an annual rate of at least 4% on the amount we hold in the Loan Subaccount as security for the loan. LOANS MAY HAVE TAX CONSEQUENCES.

PRO-RATA SURRENDERS. After the first Policy year, you may make a Pro-Rata Surrender of the Policy that will reduce the Face Amount and the Cash Value by any whole percentage chosen by you. A PRO-RATA SURRENDER MAY HAVE TAX CONSEQUENCES.

SURRENDERS. You may make a full surrender of the Policy for its Cash Surrender Value at any time. The Policy's Cash Surrender Value equals the Cash Value reduced by any Policy loan and accrued loan interest and by any applicable surrender charge. A SURRENDER MAY HAVE TAX CONSEQUENCES.

TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in the value of your Policy should not be taxable to you. As long as your Policy is not a modified endowment contract (MEC), partial withdrawals and Pro-Rata Surrenders should be non-taxable until you have withdrawn or made a Pro-Rata Surrender of an amount equal to your total investment in the Policy. Death proceeds paid to your beneficiary should generally be free of Federal income tax.

CONVERSION PRIVILEGE. During the first two Policy years, you have a one-time right to convert the Policy to fixed benefit coverage by irrevocably electing to transfer all of your Cash Value, and to allocate all future premiums, to the General Account. The purpose of the conversion is to provide you with fixed Policy values and benefits. The transfer will not be subject to any transfer charge or transfer limits, if any, and will have no effect on the Policy's death benefit, Face Amount, net amount at risk, rate class or Issue Age.

ADDITIONAL BENEFITS. We offer several riders that provide additional insurance benefits under the Policy, such as the Supplemental Coverage Term Rider, which provides an additional death benefit payable on the death of the Insured(s). We generally deduct any monthly charges for these riders as part of the monthly deduction. Your registered representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE POLICY

INVESTMENT RISK. If you invest your Policy's Cash Value in one or more Investment Funds, then you will be subject to the risk that investment performance will be unfavorable and that your Cash Value will decrease. In addition, we deduct Policy fees and charges from your Policy's Cash Value, which can significantly reduce your Policy's Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's Cash Value. It is possible to lose your full investment and your Policy could lapse without value unless you pay additional premium. If you allocate Cash Value to the General Account, then we credit such Cash Value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

SURRENDER AND WITHDRAWAL RISKS. The Policy is designed to provide lifetime insurance protection. The Policy is not offered primarily as an investment and should not be used as a short-term savings vehicle. If you surrender the Policy or let it lapse (terminate without value) within the first 10 Policy years (and, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount), you will be subject to a surrender charge. You will also be subject to income tax on any gain that is distributed or deemed to be distributed from the Policy.

You will also be subject to a surrender charge if you make a Pro-Rata Surrender, or a partial withdrawal or change in death benefit option resulting in a Face Amount reduction, within the first 10 Policy years (or, for the Single Life Policy, within the first 10 Policy years following an increase in Face Amount).

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's Cash Value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges determine the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

RISK OF LAPSE. Your Policy may lapse if you have not paid a sufficient amount of premiums or if the investment performance of the Investment Funds is poor. If your Cash Surrender Value is insufficient to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Regardless of your Cash Surrender Value, however, your Policy generally will not lapse: (1) during the first five Policy years, if you pay certain required premium amounts; or (2) if you are protected by the Secondary Guarantee Rider. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law, although there is some uncertainty regarding the Federal tax treatment of joint and last survivor policies. In addition, if a term rider is added to your Policy, or if your Policy is issued on a substandard basis, there is some risk that the Policy will not be treated as a life insurance contract under Federal tax law. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's Cash Value until there is an actual distribution from the Policy. Moreover, death benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary should generally not have to pay Federal income tax on the death benefit, other taxes, such as estate taxes, may apply.

Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract, or MEC, due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your policy becomes a MEC, surrenders, partial withdrawals, Pro-Rata Surrenders and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal, Pro-Rata Surrender or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

If the Policy is not a MEC, distributions will generally be treated first as a return of basis, or investment in the contract, and then as taxable income. Moreover, loans will generally not be treated as distributions, although the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See "Federal Tax Status." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS. A Policy loan, whether or not repaid, will affect the Cash Value of your Policy over time because we subtract the amount of the loan from the Investment Funds and/or the General Account as collateral, and hold it in our Loan Subaccount. This loan collateral does not participate in the investment experience of the Investment Funds or receive any higher current interest rate credited to the General Account.

We also reduce the amount we pay on the Insured's (or Last Insured's, with respect to the Joint and Last Survivor Policy) death by the amount of any Indebtedness. Your Policy may lapse if your Indebtedness reduces the Cash Surrender Value to zero.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans, partial withdrawals and Pro-Rata Surrenders you have made exceed the premiums you have paid. Since loans, partial withdrawals and Pro-Rata Surrenders reduce your Policy's Cash Value, any remaining Cash Value may be insufficient to pay the income tax due.

LIMITATIONS ON ACCESS TO CASH VALUE. We limit partial withdrawals from Cash Surrender Value to 12 per Policy year and may impose a $25 fee for partial withdrawals in excess of 12 in a Policy year. The maximum amount you may withdraw from an Investment Fund each Policy year is the Policy's Cash Value in that Fund, net of applicable surrender charges and fees. The minimum amount, net of applicable surrender charges and fees, is the lesser of $500 or the Policy's Cash Value in the Investment Fund or the General Account. We reserve the right to limit the number and minimum amount of partial withdrawals in a Policy year.

LIMITATIONS ON TRANSFERS. We limit the number of transfers among the Investment Funds and to and from the General Account to 12 per Policy year and may impose a $25 fee for transfers in excess of 12 in a Policy year. The minimum amount that can be transferred is the lesser of $500 or the total Cash Value in an Investment Fund or the General Account. Transfers FROM the General Account are subject to additional limitations: the maximum amount you can transfer from the General Account in any Policy year is equal to the greater of 25% of the Policy's Cash Surrender Value in the General Account at the beginning of the year, or the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy. We reserve the right to restrict the number and amount of transfers you may make in a Policy year. We or an Investment Fund may also impose certain restrictions on market timing activities. See "Transfers" and each Fund's prospectus for more details.

TAX LAW CHANGES. Tax laws, regulations and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE INVESTMENT FUNDS

A comprehensive discussion of the risks associated with each of the Investment Funds can be found in the prospectuses for the Investment Funds. THERE IS NO ASSURANCE THAT ANY OF THE INVESTMENT FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or makes transfers among the Investment Funds and the General Account.

If the amount of a charge varies depending on the Policy Owner's or the insured's individual characteristics (such as age, gender or rate class), the tables below show the minimum and maximum charges we assess under the Policy across the range of all possible individual characteristics, as well as the charges for a specified typical Policy Owner or insured. THESE CHARGES MAY NOT BE REPRESENTATIVE OF THE CHARGES YOU WILL ACTUALLY PAY UNDER THE POLICY. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Service Office. Also, in connection with your purchase of the Policy, we will provide you personalized illustrations of your future benefits under the Policy based on the Insured's age and rate class, the death benefit option, Face Amount, planned periodic premiums and riders requested.

TRANSACTION FEES


Charge                     When Charge is Deducted       Current Amount Deducted        Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Sales Charge Imposed on    On payment of premium         5% in Policy years 1-10        In Policy year 1, 15% on up
Premiums/1/                                              2% in Policy years 11+         to one Target Premium, 5% in
                                                                                        excess of one Target Premium/2/
                                                                                        5% in Policy years 2-10
                                                                                        2% in Policy years 11+
-----------------------------------------------------------------------------------------------------------------------

Premium Tax Imposed on     On payment of premium         2% in all Policy years         2% in all Policy years
Premiums/3/
-----------------------------------------------------------------------------------------------------------------------

Federal Tax Imposed on     On payment of premium         1.3% in all Policy years       1.3% in all Policy years
Premiums
-----------------------------------------------------------------------------------------------------------------------

Surrender Charge           On surrender, lapse, or Face  45% of one Target              45% of one Target Premium
                           Amount reduction in the       Premium in Policy years 1-5    in Policy years 1-5 (less in
                           first 10 Policy years (and,   (less in other Policy years -- other Policy years -- see
                           with respect to a Face        see footnote)/4/               footnote)/4/
                           Amount increase under the
                           Single Life Policy, in the
                           first 10 Policy years after
                           the increase)
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On transfer of cash value     Not currently charged          $25 for each transfer in excess
Transfers                  among Investment Funds                                       of 12 per Policy year
                           and to and from the General
                           Account
-----------------------------------------------------------------------------------------------------------------------

Transaction Charge for     On partial withdrawal of      Not currently charged          $25 for each partial
Partial Withdrawal         cash value                                                   withdrawal in excess of 12 per
                                                                                        Policy year
-----------------------------------------------------------------------------------------------------------------------

Projection of Benefits and Upon provision of each        $25 per illustration           $25 per illustration
Values Charge              illustration in excess of one
                           per year


/1/ Current and maximum Sales Charges may vary from the amounts shown in this table in certain states.
/2/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class.

/3/ The amount deducted may be higher than the actual state and/or local premium taxes imposed with respect to your Policy.


/4/ Target Premiums vary based on the Insured's age (the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. After the fifth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the fifth Policy year following a Face Amount increase), the Surrender Charge declines on a monthly basis over the remaining five years of the Surrender Charge period until it reaches $0 in the last month of the tenth Policy year (and, with respect to a Face Amount increase under the Single Life Policy, the tenth Policy year following the Face Amount increase). A pro rata portion of the Surrender Charge applies to a Pro-Rata Surrender, a requested Face Amount reduction, as well as to a Face Amount reduction resulting from a partial withdrawal or a change in death benefit option.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Investment Fund fees and expenses.

PERIODIC CHARGES OTHER THAN INVESTMENT FUND OPERATING EXPENSES


---------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted Current Amount Deducted    Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------
Cost of Insurance:/1/

SINGLE LIFE POLICY

  MINIMUM AND                           Monthly         $.02 to $83.33 per $1,000  $.06 to $83.33 per $1,000 of
  MAXIMUM CHARGE                                        of net amount at risk/2/   net amount at risk/2/

  CHARGE IN THE FIRST POLICY            Monthly         $.10 per $1,000 of net     $.41 per $1,000 of net
  YEAR FOR A MALE INSURED,                              amount at risk             amount at risk
  ISSUE AGE 50, IN THE
  PREFERRED NONSMOKER RATE
  CLASS WITH A BASE POLICY
  FACE AMOUNT OF $900,000

JOINT AND LAST
SURVIVOR POLICY

  MINIMUM AND                           Monthly         $.00 to $83.33 per $1,000  $.00 to $83.33 per $1,000 of
  MAXIMUM CHARGE                                        of net amount at risk      net amount at risk

  CHARGE IN THE FIRST POLICY            Monthly         $.01 per $1,000 of net     $.06 per $1,000 of net
  YEAR FOR A MALE AND A                                 amount at risk             amount at risk
  FEMALE INSURED, JOINT ISSUE
  AGE 70, IN THE PREFERRED
  NONSMOKER RATE CLASS WITH
  A BASE POLICY FACE AMOUNT
  OF $450,000
---------------------------------------------------------------------------------------------------------------

Policy Charge                           Monthly         $25 per month in Policy    $25 per month in Policy
                                                        year 1                     year 1
                                                        $6 per month in Policy     $6 per month in Policy
                                                        years 2+                   years 2+
---------------------------------------------------------------------------------------------------------------

Mortality and Expense Risk              Daily           .55% in Policy years 1-10  .55% in Policy years 1-10
Charge (annual rate                                     .25% in Policy years 11-20 .45% in Policy years 11-20
imposed on Cash Value in                                .05% in Policy years 21+   .35% in Policy years 21+
the Separate Account)
---------------------------------------------------------------------------------------------------------------

/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.
/2/ The net amount at risk is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's Cash Value.

-----------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
-----------------------------------------------------------------------------------------------------------------------
Selection and Issue
  Expense Charge/1/

SINGLE LIFE POLICY

  MINIMUM AND                   Monthly during the            $.04 to $.65 per $1,000 of  $.04 to $.65 per $1,000 of
  MAXIMUM CHARGE                first 10 Policy years (and,   base Policy face amount     base Policy and Supplemental
                                with respect to a face                                    Coverage Term Rider face
                                amount increase, during the                               amount
                                first 10 Policy years after
                                the increase)

  CHARGE FOR A MALE             Monthly during the first 10   $.18 per $1,000 of base     $.18 per $1,000 of base
  INSURED, ISSUE AGE 50, IN     Policy years (and with        Policy face amount          Policy and Supplemental
  THE PREFERRED NONSMOKER       respect to a face amount                                  Coverage Term Rider face
  RATE CLASS WITH A FACE        increase, during the first 10                             amount
  AMOUNT OF $900,000            Policy years after the
                                increase)
JOINT AND LAST
SURVIVOR POLICY

  MINIMUM AND                   Monthly during the first 10   $.06 to $1.01 per $1,000 of $.06 to $1.01 per $1,000 of
  MAXIMUM CHARGE                Policy years                  base Policy face amount     base Policy face amount
  FOR THE BASE POLICY

  CHARGE FOR A MALE AND A       Monthly during the first 10   $.42 per $1,000 of base     $.42 per $1,000 of base
  FEMALE INSURED, JOINT ISSUE   Policy years                  Policy face amount          Policy face amount
  AGE 70, IN THE PREFERRED
  NONSMOKER RATE CLASS WITH
  A BASE POLICY FACE AMOUNT
  OF $450,000

  MINIMUM AND                   Monthly during the first 10   $.03 to $.28 per $1,000 of  $.03 to $.28 per $1,000 of
  MAXIMUM CHARGE FOR            Policy years                  rider face amount           rider face amount
  THE SUPPLEMENTAL
  COVERAGE TERM RIDER

  CHARGE FOR A MALE AND A       Monthly during the first 10   $.06 per $1,000 of rider    $.06 per $1,000 of rider face
  FEMALE INSURED, JOINT ISSUE   Policy years                  face amount                 amount
  AGE 70, IN THE PREFERRED
  NONSMOKER RATE CLASS WITH
  A RIDER FACE AMOUNT OF
  $450,000
-----------------------------------------------------------------------------------------------------------------------

Net Loan Interest Charge        Yearly                        .50% of loan collateral/2/  .50% of loan collateral/2/
-----------------------------------------------------------------------------------------------------------------------

/1/ This charge varies based on individual characteristics, including age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the charge for a particular Insured(s) by contacting your registered representative.
/2/ The interest charge on Policy loans is 4.50% in Policy years 1-10, 4.25% in Policy years 11-20 and 4.15% in Policy year 21 and thereafter. The Cash Value amount we transfer to the Loan Account as security for the loan will accrue interest daily at an annual earnings rate of 4%.

 Charges for Riders:


---------------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted       Current Amount Deducted     Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------------
Supplemental Coverage
Term Rider/1/

SINGLE LIFE POLICY

  MINIMUM AND                  Monthly                       $.02 to $83.33 per $1,000   $.06 to $83.33 per $1,000 of
  MAXIMUM COST OF                                            of net amount at risk       net amount at risk
  INSURANCE CHARGE

  CHARGE IN THE FIRST          Monthly                       $.06 per $1,000 of net      $.19 per $1,000 of net
  POLICY YEAR FOR A MALE                                     amount at risk              amount at risk
  INSURED, ISSUE AGE 40, IN
  THE PREFERRED NONSMOKER
  RATE CLASS WITH A RIDER
  FACE AMOUNT OF $750,000

  SELECTION AND ISSUE          Monthly                       Not currently charged       Same as base Policy--see
  EXPENSE CHARGE                                                                         preceding table

JOINT AND LAST SURVIVOR
POLICY

  MINIMUM AND                  Monthly                       $.00 to $83.33 per $1,000   $.00 to $83.33 per $1,000 of
  MAXIMUM COST OF                                            of net amount at risk       net amount at risk
  INSURANCE CHARGE

  CHARGE IN THE FIRST          Monthly                       $.01 per $1,000 of net      $.06 per $1,000 of net
  POLICY YEAR FOR A MALE                                     amount at risk              amount at risk
  AND A FEMALE INSURED,
  JOINT ISSUE AGE 70, IN THE
  PREFERRED NONSMOKER RATE
  CLASS WITH A RIDER FACE
  AMOUNT OF $450,000

  SELECTION AND ISSUE          Monthly                       Same as base Policy--see    Same as base Policy--see
  EXPENSE CHARGE                                             preceding table             preceding table
---------------------------------------------------------------------------------------------------------------------

Lifetime Coverage Rider        Monthly, beginning at the     $.76 per $1,000             $.76 per $1,000
                               Insured's age 80 (the         of net amount at risk       of net amount at risk
                               younger Insured's age 80
                               with respect to the Joint and
                               Last Survivor Policy)
---------------------------------------------------------------------------------------------------------------------

Secondary Guarantee            Monthly                       $.02 per $1,000 of net      $.02 per $1,000 of net
Rider                                                        amount at risk              amount at risk
---------------------------------------------------------------------------------------------------------------------

Waiver of Specified
Premium Rider/1/

  MINIMUM AND                  Monthly                       $1.30 to $10.88 per $100 of $1.30 to $10.88 per $100 of
  MAXIMUM CHARGE                                             Specified Premium           Specified Premium

  CHARGE IN THE FIRST POLICY   Monthly                       $5.25 per $100 of Specified $5.25 per $100 of Specified
  YEAR FOR A MALE INSURED,                                   Premium                     Premium
  ISSUE AGE 50, IN THE
  PREFERRED NONSMOKER RATE
  CLASS

  CHARGE IN THE FIRST POLICY   Monthly                       N/A                         N/A
  YEAR FOR A MALE INSURED
  AND A FEMALE INSURED,
  JOINT ISSUE AGE 70, IN THE
  PREFERRED NONSMOKER RATE
  CLASS
---------------------------------------------------------------------------------------------------------------------


/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

Additional Riders -- Single Life Policy


---------------------------------------------------------------------------------------------------------------
Charge                         When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
---------------------------------------------------------------------------------------------------------------

Guaranteed Survivor
Purchase Option Rider/1/

  MINIMUM AND                          Monthly         $.02 to $13.86 per $1,000   $.02 to $13.86 per $1,000 of
  MAXIMUM CHARGE                                       of option amount            option amount

  CHARGE FOR A MALE INSURED,           Monthly         $.08 per $1,000 of option   $.08 per $1,000 of option
  ISSUE AGE 50, IN THE                                 amount                      amount
  PREFERRED NONSMOKER RATE
  CLASS
---------------------------------------------------------------------------------------------------------------

Waiver of Monthly
Deduction Rider/1/

  MINIMUM AND                          Monthly         $3.00 to $28.50 per $100 of $3.00 to $28.50 per $100 of
  MAXIMUM CHARGE                                       monthly deduction           monthly deduction

  CHARGE IN THE FIRST POLICY           Monthly         $14.50 per $100 of monthly  $14.50 per $100 of monthly
  YEAR FOR A MALE                                      deduction                   deduction
  INSURED, ISSUE AGE 50, IN
  THE PREFERRED NONSMOKER
  RATE CLASS
---------------------------------------------------------------------------------------------------------------


Additional Riders -- Joint and Last Survivor Policy

--------------------------------------------------------------------------------------------------------------
Charge                       When Charge is Deducted Current Amount Deducted     Maximum Amount Deductible
--------------------------------------------------------------------------------------------------------------
Estate Preservation Term
Rider/1/

  MINIMUM AND                        Monthly         $.02 to $1.23 per $1,000 of $.02 to $83.33 per $1,000 of
  MAXIMUM CHARGE                                     rider face amount           rider face amount

  CHARGE FOR A MALE AND              Monthly         $.05 per $1,000 of rider    $.06 per $1,000 of rider face
  A FEMALE INSURED, JOINT                            face amount                 amount
  ISSUE AGE 70, IN THE
  PREFERRED NONSMOKER RATE
  CLASS WITH A RIDER FACE
  AMOUNT OF $450,000
--------------------------------------------------------------------------------------------------------------

/1/ The charge for this rider varies based on individual characteristics, such as age(s) of the Insured(s), risk class and (except for unisex policies) sex of the Insured(s). The charge shown in the table may not be representative of the charge that a particular Policy Owner would pay. You may obtain more information about the rider charge for a particular Insured(s) by contacting your registered representative.

ANNUAL INVESTMENT FUND OPERATING EXPENSES


The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2004, before and after any contractual fee waivers and expense reimbursements. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.



                                                                     Minimum Maximum
------------------------------------------------------------------------------------
Total Annual Investment Fund Operating Expenses
  (expenses that are deducted from Investment Fund assets, including
  management fees and other expenses)...............................   .30%   1.14%
Net Total Annual Investment Fund Operating Expenses
  (net of any contractual fee waivers and expense reimbursements)*..   .29%   1.04%
------------------------------------------------------------------------------------


       * The range of Net Total Annual Investment Fund Operating Expenses takes into account contractual arrangements for certain Investment Funds that require the investment adviser to reimburse or waive Investment Fund operating expenses until April 30, 2006, as described in more detail below.


INVESTMENT FUND EXPENSES


Annual Investment Fund Operating Expenses for the period ended December 31, 2004 (anticipated Annual Investment Fund Operating Expenses for 2005 for the MetLife Defensive Strategy Portfolio, the MetLife Moderate Strategy Portfolio, the MetLife Balanced Strategy Portfolio, the MetLife Growth Strategy Portfolio, the MetLife Aggressive Strategy Portfolio and the Van Kampen Comstock Portfolio), as a percentage of average net assets, before and after any fee waivers and expense reimbursements, were as follows:





                                                                                                      Net Total
                                                                                                        Annual
                                                                                                       Expenses
                                                                                                      Including
                                                                               Fee                    Estimated
                                                                             Waivers                     Net
                                                                    Gross      and                     Expenses
                                            Manage-                 Total    Expense   Net Total      of Under-
                                             ment    Other   12b-1  Annual  Reimburse-   Annual         lying
                                             Fees   Expenses Fees  Expenses   ments    Expenses/1/   Portfolios/1/
------------------------------------------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
  (CLASS A SHARES)
 Goldman Sachs Mid-Cap Value Portfolio        .75%    .23%    .00%    .98%     .03%        .95%/2/
 Harris Oakmark International Portfolio       .84%    .20%    .00%   1.04%     .00%       1.04%/2,3/
 Janus Aggressive Growth Portfolio            .68%    .14%    .00%    .82%     .00%        .82%/2,3/
 Lord Abbett Bond Debenture Portfolio         .52%    .06%    .00%    .58%     .00%        .58%/2/
 Lord Abbett Growth and Income Portfolio      .52%    .05%    .00%    .57%     .00%        .57%/3/
 Met/AIM Mid Cap Core Equity Portfolio        .73%    .12%    .00%    .85%     .00%        .85%/2,3/
 Met/AIM Small Cap Growth Portfolio           .90%    .13%    .00%   1.03%     .00%       1.03%/2,3/
 MFS Research International Portfolio         .77%    .29%    .00%   1.06%     .06%       1.00%/2,3/
 Neuberger Berman Real Estate Portfolio       .70%    .14%    .00%    .84%     .00%        .84%/2/
 Oppenheimer Capital Appreciation Portfolio   .60%    .09%    .00%    .69%     .00%        .69%/2/
 PIMCO Inflation Protected Bond Portfolio     .50%    .12%    .00%    .62%     .00%        .62%/2/
 PIMCO Total Return Portfolio                 .50%    .07%    .00%    .57%     .00%        .57%

                                                                                                     Net Total
                                                                                                       Annual
                                                                                                      Expenses
                                                                                                     Including
                                                                               Fee                   Estimated
                                                                             Waivers                    Net
                                                                    Gross      and                    Expenses
                                            Manage-                 Total    Expense   Net Total     of Under-
                                             ment    Other   12b-1  Annual  Reimburse-   Annual        lying
                                             Fees   Expenses Fees  Expenses   ments    Expenses/1/  Portfolios/1/
-----------------------------------------------------------------------------------------------------------------
 RCM Global Technology Portfolio              .90%    .01%    .00%   .91%      .00%       .91%/2/
 T. Rowe Price Mid-Cap Growth Portfolio       .75%    .15%    .00%   .90%      .00%       .90%/2,3/
 Third Avenue Small Cap Value Portfolio       .75%    .12%    .00%   .87%      .00%       .87%/2/
 Turner Mid-Cap Growth Portfolio              .80%    .11%    .00%   .91%      .00%       .91%/2/
 Van Kampen Comstock Portfolio                .65%    .13%    .00%   .78%      .00%       .78%/2,4/
 MetLife Defensive Strategy Portfolio         .10%    .36%    .00%   .46%      .36%       .10%/2,4/     .78%/5/
 MetLife Moderate Strategy Portfolio          .10%    .10%    .00%   .20%      .10%       .10%/2,4/     .81%/5/
 MetLife Balanced Strategy Portfolio          .08%    .03%    .00%   .11%      .01%       .10%/2,4/     .85%/5/
 MetLife Growth Strategy Portfolio            .08%    .04%    .00%   .12%      .02%       .10%/2,4/     .90%/5/
 MetLife Aggressive Strategy Portfolio        .10%    .17%    .00%   .27%      .17%       .10%/2,4/     .93%/5/
-----------------------------------------------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
 BlackRock Money Market Portfolio             .35%    .07%    .00%   .42%      .01%       .41%/6/
 Davis Venture Value Portfolio                .72%    .06%    .00%   .78%      .00%       .78%
 Harris Oakmark Focused Value Portfolio       .73%    .05%    .00%   .78%      .00%       .78%
 Jennison Growth Portfolio                    .65%    .06%    .00%   .71%      .00%       .71%
 MetLife Stock Index Portfolio                .25%    .05%    .00%   .30%      .01%       .29%/6/
 Salomon Brothers U.S. Government Portfolio   .55%    .09%    .00%   .64%      .00%       .64%
-----------------------------------------------------------------------------------------------------------------


/1 /Net Total Annual Expenses do not reflect any expense reductions that certain Portfolios achieved as a result of directed brokerage arrangements.


/2/ Met Investors Advisory LLC ("Met Investors Advisory") and Met Investors Series Trust have entered into an Expense Limitation Agreement under which Met Investors Advisory has agreed to waive or limit its fees and to assume other expenses so that Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2006, the following percentages: .95% for the Goldman Sachs Mid-Cap Value Portfolio, 1.10% for the Harris Oakmark International Portfolio, .90% for the Janus Aggressive Growth Portfolio, .90% for the Met/AIM Mid Cap Core Equity Portfolio, 1.05% for the Met/AIM Small Cap Growth Portfolio, 1.00% for the MFS Research International Portfolio, .90% for the Neuberger Berman Real Estate Portfolio, .75% for the Oppenheimer Capital Appreciation Portfolio, .65% for the PIMCO Inflation Protected Bond Portfolio, 1.10% for the RCM Global Technology Portfolio, .90% for the T. Rowe Price Mid-Cap Growth Portfolio, 1.00% for the Third Avenue Small Cap Value Portfolio, .95% for the Turner Mid-Cap Growth Portfolio, .80% for the Van Kampen Comstock Portfolio, .10% for the MetLife Defensive Strategy Portfolio, .10% for the MetLife Moderate Strategy Portfolio, .10% for the MetLife Balanced Strategy Portfolio, .10% for the MetLife Growth Strategy Portfolio and .10% for the MetLife Aggressive Strategy Portfolio. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory may, with the approval of the Trust's Board of Trustees, be repaid to Met Investors Advisory. Expenses of the Goldman Sachs Mid-Cap Value Portfolio and the MFS Research International Portfolio have been restated to reflect the terms of the Expense Limitation Agreement. Expenses of the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio and the RCM Global Technology Portfolio have been restated to reflect management fee reductions that became effective May 1, 2005. Due to a waiver not shown in the table, actual Net Total Annual Expenses for the Oppenheimer Capital Appreciation Portfolio were .68% for the year ended December 31, 2004.


/3/ Other Expenses reflect the repayment of fees previously waived and/or expenses previously paid by Met Investors Advisory under the terms of prior expense limitation agreements in the following amounts: .01% for the Harris Oakmark International Portfolio, .05% for the Janus Aggressive Growth Portfolio, .01% for the Lord Abbett Growth and Income Portfolio, .02% for the Met/AIM Mid Cap Core Equity Portfolio, .01% for the Met/AIM Small Cap Growth Portfolio, .12% for the MFS Research International Portfolio and .07% for the T. Rowe Price Mid-Cap Growth Portfolio.


/4/ Expenses of the MetLife Defensive Strategy Portfolio, the MetLife Moderate Strategy Portfolio, the MetLife Balanced Strategy Portfolio, the MetLife Growth Strategy Portfolio, the MetLife Aggressive Strategy Portfolio and the Van Kampen Comstock Portfolio are annualized estimates for the year ending December 31, 2005.


/5/ This Portfolio is a "fund of funds" that invests substantially all of its assets in other Portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio also will bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The estimated expenses of the underlying portfolios, AFTER applicable fee waivers and expense reimbursements, according to the allocation targets in place as of the date of this prospectus are: .68% for the MetLife Defensive Strategy Portfolio, .71% for the MetLife Moderate Strategy Portfolio, .75% for the MetLife Balanced Strategy Portfolio, .80% for the MetLife Growth Strategy Portfolio and .83% for the MetLife Aggressive Strategy Portfolio. The estimated gross total annual operating expenses of the Portfolios, including the total operating expenses of the underlying portfolios BEFORE applicable fee waivers and expense reimbursements, according to the allocation targets in place as of the date of this prospectus are: 1.14% for the MetLife Defensive Strategy Portfolio, .91% for the MetLife Moderate Strategy Portfolio, .86% for the MetLife Balanced Strategy Portfolio, .92% for the MetLife Growth Strategy Portfolio and 1.10% for the MetLife Aggressive Strategy Portfolio. Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by Met Investors Advisory.


/6/ Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), and the Metropolitan Series Fund, Inc. have entered into an Expense Agreement under which MetLife Advisers will waive, for the period May 1, 2005 to April 30, 2006, the management fee payable by certain Portfolios in the following percentage amounts: .007% for the MetLife Stock Index Portfolio and .005% on the first $500 million of assets and .015% on the next $500 million of assets for the BlackRock Money Market Portfolio.


   For information concerning compensation paid for the sale of the Policies, see "Distribution."
THE VARIABLE LIFE INSURANCE POLICY
The Policy provides for life insurance coverage on the Insured(s). It has a Cash Value, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance Policy, the value of your Policy will increase or decrease depending upon the investment experience of the Investment Funds you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying Investment Funds. To the extent you select any of the Investment Funds, you bear the investment risk. If your Cash Value less any loans, loan interest accrued, unpaid selection and issue charge due for the remainder of the first Policy year, and surrender charges and any partial withdrawal fee is insufficient to pay the monthly deductions, the Policy may terminate.

WHO SHOULD PURCHASE THE POLICY?

The Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their policies through investment in the Investment Funds. The Policy offers the following to individuals:

..  create or conserve one's estate;

..  supplement retirement income; and

..  access to funds through loans and surrenders.

REPLACING EXISTING INSURANCE

If you currently own a variable life insurance policy on the life of (one of) the Insured(s), you should consider whether the purchase of the Policy is appropriate.

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure any exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. This prospectus provides a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Service Office.

PURCHASES

APPLICATION FOR A POLICY

In order to purchase a Policy, you must submit an application to us that requests information about (both of) the proposed Insured(s). In some cases, we will ask for additional information. We may request that the proposed Insured(s) provide us with medical records or a physician's statement, or submit to a complete paramedical examination.

PREMIUMS

Before coverage begins under a Policy, the application and the premium must be in good order as determined by our administrative rules. You may receive a copy of a Policy before that time for examination but there will be no coverage. The minimum initial premium we accept is computed for you based on the Face Amount you request. Insurance coverage begins under a Policy as of the Issue Date. Policy Anniversaries, Policy years and Policy months are measured from the Issue Date.

The Policy is designed for the payment of subsequent premiums after payment of the initial premium. You can establish planned annual premiums. Each premium after the initial premium must be at least $10. All premiums must be paid at our Service Office. The Policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.

If you establish a schedule of planned premiums, we will send you billing notices for these premium payments. A failure to pay such a premium payment will not itself cause the Policy to lapse. However, at the end of the first Policy year, your total premium payments must be greater than or equal to the minimum initial annual premium amount as shown on the specifications page of your Policy.

UNSCHEDULED PREMIUMS

You can make additional unscheduled premium payments at any time while the Policy is in force. However, in order to preserve the favorable tax status of the Policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the Internal Revenue Code.

If MetLife Investors receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then MetLife Investors reserves the right to:

(1) refuse that premium payment, or

(2) require additional evidence of insurability before it accepts the premium.

Premiums can not be paid after the Insured attains age 100 with respect to the Single Life Policy, or after the younger Insured attains age 100 with respect to the Joint and Last Survivor Policy.

COMMUNICATIONS AND PAYMENTS

We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Service Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

LAPSE AND GRACE PERIOD

During the first 5 Policy years, your Policy will not lapse even if the Cash Surrender Value of your Policy is insufficient to pay for the monthly deductions when:

.. the sum of all premiums paid on the Policy (reduced by any partial withdrawals and any outstanding loan balance) is at least equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date.

The No Lapse Monthly Premium is one twelfth of the No Lapse Annual Premium, which can be found on the specifications page of your Policy. The No Lapse Monthly Premium may be modified if you change your Face Amount, make a change in the premium class of the Insured(s) within 5 years of the Issue Date, or if there is an addition or deletion of a rider.

After the first 5 Policy years, lapse will occur if:

..  the Cash Surrender Value is not sufficient to cover the monthly deduction;
   and

..  a grace period expires without a sufficient premium payment.

When a Policy is about to terminate, the Policy provides a grace period in order for you to make a premium payment or a loan repayment to keep your Policy in force. The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is insufficient to meet the next monthly deduction. We will notify you and any assignee of record of the amount of additional premium that must be paid to keep the Policy from terminating. If we do not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If your Policy was issued in Florida, the Grace Period provisions may be different. Please refer to your Policy.

Even if you pay the No Lapse Premium throughout the No Lapse Period, the Cash Surrender Value at the end of the No Lapse Period may be insufficient to keep the Policy in force unless an additional premium payment is made at that time. The additional premium required may be significantly higher than the No Lapse Premium. If you pay only the No Lapse Premium, you may be foregoing the advantage of potentially building up a significant Cash Value.

If the Insured with respect to the Single Life Policy (or Last Insured with respect to the Joint and Last Survivor Policy) dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT

If your Policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your Policy you must:

..  submit a written request for reinstatement;

.. submit proof satisfactory to us that the Insured is still insurable with respect to the Single Life Policy (or that both of the Insureds are still insurable with respect to the Joint and Last Survivor Policy) at the risk class that applies for the latest Face Amount portion then in effect (with respect to the Joint and Last Survivor Policy, if only one Insured is alive on the date the Policy lapsed, you need only submit proof for the living Insured);

.. pay a Net Premium large enough to cover the monthly deductions that were due at the time of lapse and 2 times the monthly deduction due at the time of reinstatement; and

.. pay an amount large enough to cover any loan interest due and unpaid at the time of lapse.

The reinstatement date is the date we approve the application for reinstatement. The Cash Value of your Policy on the reinstatement date is equal to:

..  the amount of any Policy loan reinstated;

.. increased by the Net Premiums paid at reinstatement, any Policy loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse;

.. decreased by any monthly deductions and loan interest due and unpaid at the time of lapse.

Upon reinstatement:

..  The Surrender Charge at the time of reinstatement will be the Surrender
   Charge in effect at the time of lapse. If only a portion of the coverage is reinstated then only the applicable portion of the Surrender Charge will be reinstated, and the Cash Value following reinstatement will be increased by the applicable portion of the Surrender Charge imposed at the time of lapse.

.. Following reinstatement, the No Lapse Period provision will again be applicable for any remaining portion of the No Lapse Period if sufficient premium is paid so that, as of the effective date of reinstatement, the sum of all premiums paid (reduced by any partial withdrawals and any outstanding loans), is greater than the No Lapse Monthly Premiums multiplied by the number of elapsed months since the Issue Date.

The Policy may not be reinstated if it has been surrendered or if the Insured, with respect to the Single Life Policy, or an Insured who was living at the time of lapse with respect to the Joint and Last Survivor Policy, dies before the reinstatement date. If a Policy is to be reinstated, it must be done prior to the Insured's (with respect to the Single Life Policy), or the younger Insured's (with respect to the Joint and Last Survivor Policy), Attained Age
100. There will be a full monthly deduction for the Policy month which includes the reinstatement date.

ALLOCATION OF PREMIUM

When we receive a premium from you, we deduct:

..  a Tax Charge for premium taxes and Federal taxes; and

..  a Sales Charge.

The premium less these charges is referred to as the Net Premium. Your Net Premium is allocated to the General Account or one or more of the Investment Funds, as selected by you.


When we issue you a Policy, we automatically allocate your initial Net Premium (and any other Net Premium received during the free look period) to the BlackRock Money Market Portfolio. Once the free look period expires, the Cash Value of your Policy is allocated to the General Account and/or the Investment Funds in accordance with your selections requested in the application. For any chosen allocation, the percentages must be in whole numbers and currently, our practice is to require that a minimum percentage of 1% of Net Premium be allocated. This allocation is not subject to the transfer fee provision.

CASH VALUE OF YOUR POLICY

The Cash Value equals the sum of the amounts in the General Account, the Investment Funds you have selected, and the Loan Account.

Please see your Policy for information regarding the method we use to determine the Cash Value of premium allocated to the General Account.

METHOD OF DETERMINING CASH VALUE OF AN INVESTMENT FUND

The value of your Policy will go up or down depending upon the investment performance of the Investment Fund(s) you choose and the charges and deductions made against your Policy.

The Cash Value of the Investment Funds is determined for each Valuation Period. When we apply your initial premium to an Investment Fund on the Investment Start Date, the Cash Value equals the Net Premium allocated to the Investment Fund, minus the monthly deduction(s) due from the Issue Date through the Investment Start Date. Thereafter, on each Valuation Date, the Cash Value in an Investment Fund will equal:

(1) The Cash Value in the Investment Fund on the preceding Valuation Date, multiplied by the Investment Fund's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Investment Fund; plus

(3) Any loan repayments allocated to the Investment Fund during the current Valuation Period; plus

(4) Any amounts transferred to the Investment Fund from the General Account or from another Investment Fund during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Investment Fund during the current Valuation Period; minus

(6) Any amounts transferred plus any transfer charges from the Investment Fund to the General Account, Loan Account, or to another Investment Fund during the current Valuation Period (including any transfer charges); minus

(7) Any partial withdrawals from the Investment Fund during the current Valuation Period; minus

(8) Any withdrawal due to a pro-rata surrender from the Investment Fund during the current Valuation Period; minus

(9) Any withdrawal transaction charge or surrender charges incurred during the current Valuation Period attributed to the Investment Fund in connection with a partial withdrawal or pro-rata surrender; minus

(10)If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Investment Fund during the current Valuation Period to cover the Policy month which starts during that Valuation Period.

NET INVESTMENT FACTOR

The Net Investment Factor measures the investment performance of an Investment Fund during a Valuation Period. The Net Investment Factor for each Investment Fund for a Valuation Period is calculated as follows:

(1) The value of the assets at the end of the preceding Valuation Period; plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Investment Fund for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by us to be properly attributable to the Investment Funds, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Investment Fund; minus

(5) The mortality and expense risk charge equal to a percentage of the average net assets for each day in the Valuation Period (see "Charges"); divided by

(6) The value of the assets at the end of the preceding Valuation Period.

OUR RIGHT TO REJECT OR RETURN A PREMIUM PAYMENT

In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a Policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the Policy to return any premiums paid which we have determined will cause the Policy to fail as life insurance. We also have the right to make changes in the Policy or to make a distribution to the extent we determine this is necessary to continue to qualify the Policy as life insurance. Such distributions may have current income tax consequences to you.

If subsequent premiums will cause your Policy to become a Modified Endowment Contract (MEC) we will contact you prior to applying the premium to your Policy. If you elect to have the premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the premiums. (See "Federal Tax Status" for further discussion of the Policy's qualification as a life insurance contract under the Code and the consequences of being a MEC.) If mandated under other applicable federal or state law, we also may be required to return a premium payment.

THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS

METLIFE INVESTORS AND THE SEPARATE ACCOUNT


MetLife Investors Insurance Company (MetLife Investors or the Company), is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company whose principal office is located at 200 Park Avenue, New York, New York 10166. We are located at 22 Corporate Plaza Drive, Newport Beach, California 92660. We established MetLife Investors Variable Life Account One (the Separate Account) to hold certain assets that underlie the Policies. The assets of the Separate Account are held in our name on behalf of the Separate Account and are not chargeable with liabilities arising out of any other business we may conduct. All income, gains, and losses (realized or unrealized) resulting from those assets are credited to or against the Separate Account without regard to our other income, gains and losses. We are obligated to pay all benefits under the Policies.



There are currently 28 Investment Funds available in connection with the Policy we are offering here. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Met Investors Series Trust and
(2) Metropolitan Series Fund, Inc.



PURCHASERS SHOULD READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING. COPIES OF THE PROSPECTUSES FOR THE INVESTMENT FUNDS WILL ACCOMPANY OR PRECEDE THE DELIVERY OF YOUR POLICY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS INSURANCE COMPANY, SERVICE OFFICE, P.O. BOX 355, WARWICK, RI 02887-0355, (877) 357-4419. CERTAIN
PORTFOLIOS CONTAINED IN THE INVESTMENT FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR POLICY.


The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers or sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers or sub-advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers or sub-advisers.

An Investment Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. An Investment Fund may not experience similar performance as its assets grow.


Met Investors Advisory LLC (Met Investors Advisory), an affiliate of MetLife Investors, is the investment manager of the Met Investors Series Trust. MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife Investors, is the investment adviser to the Metropolitan Series Fund, Inc. Met Investors Advisory and MetLife Advisers have each engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:




MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC



Investment Fund                            Sub-Adviser             Investment Objective
-----------------------------------------------------------------------------------------------------------------

Goldman Sachs Mid-Cap Value Portfolio      Goldman Sachs Asset     Long-term capital appreciation.
                                           Management, L.P.

Harris Oakmark International Portfolio     Harris Associates L.P.  Long-term capital appreciation.

Janus Aggressive Growth Portfolio          Janus Capital           Long-term growth of capital.
                                           Management LLC

Lord Abbett Bond Debenture Portfolio       Lord, Abbett & Co. LLC  High current income and the opportunity for capital appreciation to produce a high total
                                                                   return.

Lord Abbett Growth and Income Portfolio    Lord, Abbett & Co. LLC  Long-term growth of capital and income without excessive fluctuation in market
                                                                   value.

Met/AIM Mid Cap Core Equity Portfolio      A I M Capital           Long-term growth of capital.
                                           Management, Inc.

Met/AIM Small Cap Growth Portfolio         A I M Capital           Long-term growth of capital.
                                           Management, Inc.

MFS Research International Portfolio       Massachusetts Financial Capital appreciation.
                                           Services Company

Neuberger Berman Real Estate Portfolio     Neuberger Berman        Total return through investment in real estate
                                           Management Inc.         securities, emphasizing both capital
                                                                   appreciation and current income.

Oppenheimer Capital Appreciation Portfolio OppenheimerFunds, Inc.  Capital appreciation.

PIMCO Inflation Protected Bond Portfolio   Pacific Investment      Maximum real return, consistent with
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

PIMCO Total Return Portfolio               Pacific Investment      Maximum total return, consistent with the
                                           Management Company      preservation of capital and prudent
                                           LLC                     investment management.

RCM Global Technology Portfolio (formerly, RCM Capital             Capital appreciation; no consideration is
PIMCO PEA Innovation)                      Management LLC/1/       given to income.

T. Rowe Price Mid-Cap Growth Portfolio     T. Rowe Price           Long-term growth of capital.
                                           Associates, Inc.

Third Avenue Small Cap Value Portfolio     Third Avenue            Long-term capital appreciation.
                                           Management LLC

Turner Mid-Cap Growth Portfolio            Turner Investment       Capital appreciation.
                                           Partners, Inc.

MET INVESTORS SERIES TRUST                   ADVISER: MET INVESTORS ADVISORY LLC



Investment Fund                       Sub-Adviser            Investment Objective
----------------------------------------------------------------------------------------------------------

Van Kampen Comstock Portfolio         Morgan Stanley         Capital growth and income.
                                      Investment Management,
                                      Inc. dba Van Kampen
                                      Asset Management

MetLife Defensive Strategy Portfolio  N/A                    A high level of current income with growth
                                                             of capital a secondary objective.

MetLife Moderate Strategy Portfolio   N/A                    High total return in the form of income and
                                                             growth of capital, with a greater emphasis on
                                                             income.

MetLife Balanced Strategy Portfolio   N/A                    A balance between a high level of current
                                                             income and growth of capital with a greater
                                                             emphasis on growth of capital.

MetLife Growth Strategy Portfolio     N/A                    Growth of capital.

MetLife Aggressive Strategy Portfolio N/A                    Growth of capital.



METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


Investment Fund                            Sub-Adviser              Investment Objective
----------------------------------------------------------------------------------------------------------------

BlackRock Money Market Portfolio/2/        BlackRock Advisors, Inc. High level of current income consistent with preservation of capital.

Davis Venture Value Portfolio              Davis Selected Advisers, Growth of capital.
                                           L.P./3/

Harris Oakmark Focused Value Portfolio     Harris Associates L.P.   Long-term capital appreciation.

Jennison Growth Portfolio                  Jennison Associates LLC  Long-term growth of capital.

MetLife Stock Index Portfolio              Metropolitan Life        To equal the performance of the Standard &
                                           Insurance Company        Poor's 500 Composite Stock Price Index.

Salomon Brothers U.S. Government Portfolio Salomon Brothers Asset   Maximize total return consistent with
                                           Management Inc           preservation of capital and maintenance of
                                                                    liquidity.
----------------------------------------------------------------------------------------------------------------



/1/ Prior to January 15, 2005, PEA Capital LLC was the sub-adviser to this Portfolio.


/2/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.


/3/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.


Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT FUNDS





We do not receive compensation from any of the advisers or sub-advisers of any of the Portfolios of the Met Investors Series Trust or the Metropolitan Series Fund, Inc. (or their affiliates) for administrative or other services relating to the

Portfolios. However, we and certain of our affiliated insurance companies are joint owners of our affiliated investment advisers, MetLife Advisers and Met Investors Advisory, which are formed as limited liability companies. Our ownership interests entitle us to profit distributions if the adviser makes a profit with respect to the management fees it receives from an Investment Fund. We may benefit accordingly from assets allocated to the Investment Funds to the extent they result in profits to the advisers. (See "Fee Tables -- Annual Investment Fund Operating Expenses" for information on the management fees paid to the advisers and the Statement of Additional Information for the Investment Funds for information on the management fees paid by the adviser to sub-advisers.) Additionally, an investment adviser or sub-adviser of an Investment Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or other affiliate) with increased access to persons involved in the distribution of the Policies.



SELECTION OF THE INVESTMENT FUNDS



We select the Investment Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Fund's adviser or sub-adviser is one of our affiliates or whether the Investment Fund, its adviser, its sub-adviser(s), or an affiliate will compensate us or our affiliates for providing certain administrative and other services. In some cases, we have included Investment Funds based on recommendations made by selling firms through which the Policy is sold. We review the Investment Funds periodically and may remove an Investment Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Investment Fund no longer meets one or more of the selection criteria, and/or if the Investment Fund has not attracted significant allocations from Policy Owners. We do not provide investment advice and do not recommend or endorse any particular Investment Fund.


SUBSTITUTION AND LIMITATIONS ON FURTHER INVESTMENTS

We may, without your consent, add additional Investment Funds that may have different fees and expenses. You may be permitted to allocate additional premium payments and/or transfer Cash Value to the additional Investment Fund(s). However, the right to make any allocation or transfer will be limited by any terms and conditions in effect at the time of the allocation or transfer.

We may, without your consent, substitute one or more of the Investment Funds you have selected with another Investment Fund that may have different fees and expenses. We will not do this without any necessary approval of the Securities and Exchange Commission. We may also, without your consent, limit further investment in an Investment Fund.


If automatic allocations (such as dollar cost averaging or portfolio rebalancing) are being made to an Investment Fund that is closed, and if you do not give us other instructions, then any amounts that would have gone into the closed Investment Fund will be allocated the BlackRock Money Market Portfolio.


In addition, we may decide to operate the Separate Account as a management company under the Investment Company Act of 1940, deregister the Separate Account under that Act in the event registration is no longer required, combine the Separate Account with other separate accounts, or transfer Separate Account assets to other separate accounts.

VOTING

In accordance with our view of present applicable law, we will vote the shares of the Investment Funds at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. We will vote shares we own in the same proportion as we vote shares for which we have received instructions. The Funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the shares of the Funds in our own right, we may elect to do so.

The voting interests of an Owner in the Investment Funds will be determined as follows: Owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an Investment Fund on the record date. Fractional votes are counted.


The number of shares which a person has a right to vote will be determined as of the date to be chosen by us not more than sixty (60) days prior to the meeting of the Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each Owner having such a voting interest will receive periodic reports relating to the Investment Funds in which he or she has an interest, proxy material and a form with which to give such voting instructions.

TRANSFERS

At your request to our Service Office, we will transfer amounts in your Policy from any Investment Fund to another Investment Fund, or to and from the General Account (subject to restrictions). The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500), or the total value in an Investment Fund or the General Account. You can make twelve transfers or partial withdrawals in a Policy year without charge. We may charge a transfer fee of $25 for additional transfers in a Policy year.

The maximum amount you can transfer from the General Account in any Policy year is the greater of:

(a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy year, or

(b) the previous Policy year's General Account maximum withdrawal amount, not to exceed the total Cash Surrender Value of the Policy.

Transfers resulting from Policy loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy year.




Frequent requests from Policy Owners to transfer cash value may dilute the value of an Investment Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Investment Fund and the reflection of that change in the Investment Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Investment Funds and may disrupt portfolio management strategy, requiring an Investment Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Investment Funds, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (E.G., beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Investment Funds (I.E., the Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio and Third Avenue Small Cap Value Portfolio) and we monitor transfer activity in those Investment Funds (the "Monitored Portfolios"). We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. We do not believe that other Investment Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Investment Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Investment Funds, we rely on the underlying Investment Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.



Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Investment Funds under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. If we impose this restriction on your transfer activity, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions. The cash value will not be affected by any gain or loss due to the transfer and your cash value will be the same as if the transfer had not occurred. You will receive written confirmation of the transactions effecting such reversal.



The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Investment Funds that we believe are susceptible to market timing. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Policy. We do not accommodate market timing in any Investment Funds and there are no arrangements in place to permit any Policy Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies.



The Investment Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Policy Owners and other persons with interests in the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Investment Funds.



In addition, Policy Owners and other persons with interests in the Policies should be aware that some Investment Funds may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Investment Funds in their ability to apply their frequent trading policies and procedures, and we cannot guarantee that the Investment Funds (and thus Policy Owners) will not be harmed by transfer activity relating to the other insurance companies and/or retirement plans that may invest in the Investment Funds.



In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Investment Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy Owner). You should read the Investment Fund prospectuses for more details.


DOLLAR COST AVERAGING


Dollar cost averaging is a program which enables you to allocate specified dollar amounts from the BlackRock Money Market Portfolio to other Investment Funds on a monthly basis. By allocating amounts on a monthly basis, you may be less susceptible to the impact of market fluctuations.


Dollar cost averaging may be selected by completing the proper forms. The minimum transfer amount is $100. The minimum amount that can be allocated to an Investment Fund is 5% of the amount transferred. You can elect to participate in this program at any time by properly completing the dollar cost averaging election form.

Dollar cost averaging will terminate when any of the following occurs:


1) the value of the BlackRock Money Market Portfolio is completely depleted; or


2) you request termination in writing.

There is no current charge for dollar cost averaging but we reserve the right to charge for this program in the future. Transfers made under dollar cost averaging do not count against the total of 12 transfers allowed without charge in a Policy year. Dollar cost averaging cannot be used simultaneously with the portfolio rebalancing program.

PORTFOLIO REBALANCING


Over time, Cash Value in the General Account and the Investment Funds will accumulate at different rates as a result of different investment returns. You may direct us to automatically restore the balance of the Cash Value in the General Account and in the Investment Funds to the percentages determined in advance. There are two methods of rebalancing available -- periodic and variance.


PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the Investment Funds and/or General Account to reallocate the Cash Value according to the investment percentages you elected.

VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the General Account and each Investment Fund. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific Investment Funds and/or the General Account from being rebalanced. On each Monthly Anniversary we will review the current balances to determine whether any Investment Fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage. If any Investment Fund is outside of the variance range, we will generate transfers to rebalance all of the specified Investment Funds and/or the General Account back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy year before a charge is applied.

You may elect either method of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in force Policy, or may cancel it, by submitting a change form acceptable to us.

We reserve the right to suspend portfolio rebalancing at any time on any class of policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy year in accordance with our administrative rules. Portfolio rebalancing cannot be used simultaneously with the dollar cost averaging program.


DESCRIPTION OF THE METLIFE ASSET ALLOCATION PROGRAM



The MetLife Asset Allocation Program consists of the following five MetLife asset allocation portfolios, each of which is a portfolio of the Met Investors Series Trust. Met Investors Advisory is the investment manager of the MetLife asset allocation portfolios.



MetLife Defensive Strategy Portfolio


MetLife Moderate Strategy Portfolio


MetLife Balanced Strategy Portfolio


MetLife Growth Strategy Portfolio


MetLife Aggressive Strategy Portfolio



Each Portfolio is well diversified and was designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in the Class A shares of other investment portfolios of the Met Investors Series Trust or of the Metropolitan Series Fund, Inc., which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable. Each Portfolio has a target allocation among the three types of asset classes (equity, fixed income and cash/money market). Met Investors Advisory establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the underlying investment portfolios in which a Portfolio invests based on, among other things, Met Investors Advisory's investment process, its outlook for the economy, interest rates, financial markets and historical performance of each underlying investment portfolio and/or asset class. At least annually, Met Investors Advisory will evaluate each Portfolio's asset allocations among equities, fixed income and cash/money market securities including the allocation within such asset classes and may make changes in the target allocations. Approximately every 90 days, the Portfolios will be rebalanced to their previously established target allocations. (See the Investment Fund prospectuses for a description of the target allocations.)

Met Investors Advisory has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Portfolios and investment in the underlying investment portfolios, which may assist Met Investors Advisory in determining the underlying investment portfolios which may be available for investment and with the selection of an allocation of each Portfolio's investments among the underlying investment portfolios. Met Investors Advisory is responsible for paying the consulting fees.






DEATH BENEFIT

The amount of the death benefit depends on:

..  the Face Amount of your Policy;

.. the death benefit option in effect at the time of the Insured's death with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the Last Insured's death); and

..  under some circumstances the Cash Value of your Policy.

The actual amount we will pay the Beneficiary will be reduced by any Indebtedness, cost of insurance and any other charges that may be due.

The minimum face amount of insurance that we offer is $50,000 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, $100,000. The initial Face Amount and the death benefit option in effect on the Issue Date are shown on the specifications page of your Policy. There are three death benefit options available under your Policy.

OPTION A. The amount of the death benefit under Option A is the greater of:

..  the Face Amount; or

.. the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Cash Value Table For Insureds Less than Age 100" with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Cash Value Table For Younger Insureds Less than Age 100", shown below.

OPTION B. The amount of the death benefit under Option B is the greater of:

.. the Face Amount plus the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy); or

.. the Cash Value of your Policy on the date of the Insured's death multiplied by the applicable multiple percentage shown in the "Applicable Percentage of Cash Value Table For Insureds Less than Age 100", with respect to the Single Life Policy and, with respect to the Joint and Last Survivor Policy, in the "Applicable Percentage of Cash Value Table For Younger Insureds Less than Age 100", shown below.

                               Single Life Policy
                    -----------------------------------------
                    Applicable Percentage of Cash Value Table
                         For Insureds Less Than Age 100
                    -----------------------------------------
                                          Policy Cash Value
                    Insured Person's Age  Multiple Percentage
                    -----------------------------------------
                        40 or under              250%
                        45                       215%
                        50                       185%
                        55                       150%
                        60                       130%
                        65                       120%
                        70                       115%
                        78 to 90                 105%
                        95 to 99                 101%

                         Joint and Last Survivor Policy
                ------------------------------------------------
                   Applicable Percentage of Cash Value Table
                     For Younger Insureds Less Than Age 100
                ------------------------------------------------
                                             Policy Cash Value
                Younger Insured Person's Age Multiple Percentage
                ------------------------------------------------
                        40 or under                 250%
                        45                          215%
                        50                          185%
                        55                          150%
                        60                          130%
                        65                          120%
                        70                          115%
                        78 to 90                    105%
                        95 to 99                    101%

For ages that are not shown in this table the applicable percentage multiples will decrease by a ratable portion for each full year.

OPTION C. The amount of the death benefit under Option C is the greater of:

..  the Face Amount; or

.. the Cash Value of your Policy on the date of the Insured's death with respect to the Single Life Policy (on the date of the Last Insured's death with respect to the Joint and Last Survivor Policy) multiplied by the applicable factor from the Table of Attained Age Factors shown in your Policy.

If your Policy is in force after the Insured's Attained Age is 100 with respect to the Single Life Policy (or after the Younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), then the Death Benefit will be 101% of the Policy's Cash Value unless the state where your Policy was issued provides otherwise.

So long as the Policy remains in force, prior to the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), the minimum death benefit will be at least the current Face Amount.

At the time of application for a Policy, you designate a Beneficiary who is the person or persons who will receive the death proceeds. You can change your Beneficiary unless you have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.

CHANGE OF DEATH BENEFIT

If the Policy was issued with either death benefit Option A or death benefit Option B, the death benefit option may be changed unless your Policy was issued in Florida. A Policy issued under death benefit Option C may not be changed for the entire lifetime of the Policy. Similarly, a Policy issued under either death benefit Option A or B may not change to death benefit Option C for the lifetime of the Policy. A request for change must be made to us in writing. The Effective Date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

A death benefit Option A Policy may be changed to have death benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the Effective Date of the change. Satisfactory evidence of insurability as of the date of the change must be submitted to us in connection with a request for a change from death benefit Option A to death benefit Option
B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.")

A death benefit Option B Policy may be changed to have death benefit Option A. The Face Amount will be increased to equal the death benefit on the Effective Date of the change.

You may make a change in death benefit option only after the first Policy year, and only if you have not made another Policy change during the Policy year. A change in death benefit option may have Federal income tax consequences.

CHANGE IN FACE AMOUNT

Subject to certain limitations set forth below, you may decrease (or increase with respect to the Single Life Policy) the Face Amount of a Policy once each Policy year after the first Policy year if you have not made another Policy change during the Policy year. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. A change in the Face Amount of a Policy may have Federal income tax consequences.

Any change in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by us. The amount of a requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. The decrease for the Single Life Policy will reduce the Face Amount as follows: (a) the Face Amount provided by the most recent increase; (b) Face Amounts provided by the next most recent increases, successively; and (c) the Face Amount when the Policy was issued. A Surrender Charge will apply to any decrease in Face Amount. (See "Charges.") If you decrease the Face Amount and the Policy does not comply with the maximum premium limitations required by Federal tax law, the decrease may be limited or the Cash Value may be returned to you (at your election), to the extent necessary to meet these requirements.

With respect to the Single Life Policy, if you want to increase the Face Amount, you must submit proof that the Insured is insurable by our standards on the date the requested increase is submitted and the Insured must have an Attained Age not greater than age 80 on the Policy anniversary that the increase will become effective. An increase must be for at least $5,000.

You can cancel an increase in Face Amount within 20 days after you receive the new Policy specifications page for the increase (or whatever period is required in your state) or the 45th day after you sign the application for the increase, whichever period ends later. The monthly deductions associated with the increase will be restored to the Policy's Cash Value. This amount will be allocated to the General Account and the Investment Funds in the same manner as it was deducted. The request to cancel the increase must be in writing.

ACCESS TO YOUR MONEY

POLICY LOANS

We will loan money to you at the loan interest rate we establish. The request by you for a loan must be in writing. We will process your loan request upon receipt at our Service Office.

You may borrow an amount up to the loan value of the Policy. The loan value is:

..  the Cash Value of the Policy at the date of the loan request; less

..  interest to the next loan interest due date; less

..  anticipated monthly deductions to the next loan interest due date; less

..  any existing loan; less

..  any surrender charge; plus

.. interest expected to be earned on the loan balance to the next loan interest due date.

The minimum amount that you can borrow is $500 (in some states this amount may be less). The loan may be completely or partially repaid at any time while the Insured is living with respect to the Single Life Policy, or, with respect to the Joint and Last Survivor Policy, while either Insured is living. When a Policy loan is made, we will deduct Cash Value from your Policy equal to the amount of the loan, plus interest due and place it in the Loan Subaccount as security for the loan. This Cash Value amount is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy loan ("the borrowing rate"). The Cash Value that we use as security will accrue interest daily at an annual earnings rate of 4%.

Unless the Owner requests a different allocation, the Cash Value amount used as security for the loan will be transferred from the Investment Funds and the General Account on a pro-rata basis to the Loan Account. This will reduce the Policy's Cash Value in the General Account and the Investment Fund(s). These transactions will not be considered transfers for purposes of the limitations on transfers between Investment Funds or to or from the General Account.

A Policy loan, whether or not repaid, will have a permanent effect on the death benefits and Policy values because the values transferred to the Loan Account will not share in the investment results of the Investment Funds while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Funds and/or the General Account, the values and benefits under the Policy will be reduced as a result of the loan. In addition, if the Indebtedness exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See "Purchases -- Lapse and Grace Period".) A lapse of the Policy with a loan outstanding may have Federal income tax consequences (see "Federal Tax Status").

Interest credited to the Cash Value held in the Loan Subaccount as security for the loan will be allocated on Policy anniversaries to the General Account and the Investment Funds. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Policy loans may have Federal income tax consequences, in particular, Policy loans outstanding after the tenth Policy year (see "Federal Tax Status").

LOAN INTEREST CHARGED

The maximum borrowing rate we may charge for a Policy loan is as follows:

                        For Loans          Annual
                        Outstanding During Interest Rate
                        ------------------ -------------
                        Policy Years 1-10      4.50%
                        Policy Years 11-20     4.25%
                        Policy Years 21+       4.15%

We will inform you of the current borrowing rate when a Policy loan is requested.

Policy loan interest is due and payable annually on each Policy anniversary. However, if the Policy is terminated, the loan is repaid in full, or the loan plus loan interest accrued exceeds the Cash Surrender Value, accrued loan interest will be due at that time. If you do not pay the interest when it is due, the unpaid loan interest will be deducted from the General Account and the Investment Funds on a pro-rata basis and added to the outstanding Indebtedness in the Loan Account as of the due date. You will be charged interest at the same rate as the rest of the Indebtedness. Loan interest is payable in arrears.

SECURITY

The Policy will be the only security for the loan.

REPAYING POLICY DEBT

You may repay the loan at any time prior to the death of the Insured with respect to the Single Life Policy (or, with respect to the Joint and Last Survivor Policy, the death of the Last Insured) and as long as the Policy is in force. Any Indebtedness outstanding will be deducted before any benefit proceeds are paid or applied under a payment option.

Repayments will be allocated to the General Account and the Investment Funds based on how the Cash Value used for security was allocated. Unpaid loans and loan interest will be deducted from any settlement of your Policy.

Any payments received from you will be applied as premiums, unless you clearly request in writing that it be used as repayment of Indebtedness. We will process your loan repayment upon receipt at our Service Office.

PARTIAL WITHDRAWALS

After the first Policy year, upon written request to us, you may make partial withdrawals from the Policy's Cash Surrender Value. Each Policy year you are allowed 12 free partial withdrawals. For each partial withdrawal after 12, we may impose a $25 fee. We will process your partial withdrawal request upon receipt at our Service Office. A partial withdrawal may be subject to a surrender charge and have Federal income tax consequences.

The minimum amount of a partial withdrawal request, net of any applicable fees and surrender charges, is the lesser of:

a) $500 from an Investment Fund or the General Account; or

b) the Policy's Cash Value in an Investment Fund or the General Account.

For Policies issued in Idaho, there are no minimum amount requirements for partial withdrawals from the General Account.

Partial withdrawals made during a Policy year are subject to the following limitations. The maximum amount that may be withdrawn from an Investment Fund each Policy year is the Policy's Cash Value net of any applicable surrender charges and fees in that Investment Fund. The total partial withdrawals and transfers from the General Account over the Policy year may not exceed a maximum amount equal to the greater of the following:

(1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy year; or

(2) the previous Policy year's maximum amount.

You may allocate the amount withdrawn plus any applicable surrender charges and fees, subject to the above conditions, among the Investment Funds and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Cash Value in each Investment Fund and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date of the partial withdrawal. If the limitations on withdrawals from the General Account will not permit this pro-rata allocation, you will be requested to provide an alternate allocation.

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge and applicable fees that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal, unless the withdrawal is made under the terms of an anniversary partial withdrawal rider. If death benefit Option A or death benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge. The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the partial withdrawal was allocated among the General Account and the Investment Funds. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge and fees exceeds the difference between the death benefit and the Face Amount. For the Single Life Policy, the Face Amount will be decreased in the following order: (1) the Face Amount at issue, excluding riders; and (2) any increases in the same order in which they were issued. If death benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal (excluding riders) may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. We may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER

After the first Policy year, upon written request to us, you can make a Pro-Rata Surrender of the Policy. We will process your Pro-Rata Surrender request upon receipt at our Service Office. The Pro-Rata Surrender will reduce the Face Amount and the Cash Value by a percentage chosen by you. This percentage must be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request. For the Single Life Policy, the decrease will reduce the Face Amount in the following order:

(a) the Face Amount provided by the most recent increase;

(b) Face Amounts provided by the next most recent increases, successively; and

(c) the Face Amount when the Policy was issued.

You may allocate the amount of decrease in Cash Value plus any applicable surrender charge and fees among the Investment Funds and the General Account. If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge and fees will be allocated among the Investment Funds and the General Account in the same proportion that the Policy's Cash Value in each Investment Fund and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.

A Pro-Rata Surrender cannot be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro- Rata Surrender. A cash payment will be made to you for the amount of Cash Value reduction less any applicable surrender charges and fees.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy.

FULL SURRENDERS

To effect a full surrender, either the Policy must be returned to us along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from us. We will process your surrender request upon receipt of this documentation at our Service Office. Upon surrender, we will pay the Cash Surrender Value to you in a single sum. We will determine the Cash Surrender Value as of the date that we receive your written request at our Service Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Insured (or, with respect to the Joint and Last Survivor Policy, the Last Insured) must be living at the time of a surrender. A surrender may have Federal income tax consequences. See "Federal Tax Status." If you surrender the Policy within the first few years after its purchase or, for the Single Life Policy, within the first few years after an increase in Face Amount, there may be little or no Cash Surrender Value after the deduction of surrender charges.

OTHER INFORMATION

THE GENERAL ACCOUNT

We own the assets in our General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the General Account's assets.

While your Policy provides for limitations on allocations to the General Account, our current practice is not to limit allocations to the General Account.

We have not registered the General Account or any interests therein with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the General Account.

DISTRIBUTION

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), 22 Corporate Plaza Drive, Newport Beach, California 92660, for the distribution of the Policies. We and Distributor have entered into selling agreements with other broker-dealers ("selling firms") for the sale of the Policies. We pay compensation to Distributor for sales of the Policies by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.


Distributor, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the Policies. All selling firms receive commissions. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.


We and Distributor currently pay selling firms first-year commissions of up to 90% of a multiple of Target Premiums and 3.0% of a multiple of excess Target Premiums paid in Policy year 1. In renewal years, the commissions will equal up to 3.0% of premiums paid in Policy years 2-10 and 2.0% in Policy years 11 and beyond.




We and Distributor may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms based on cumulative periodic (usually quarterly) sales of our variable annuity and insurance products (including the Policies). Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.



The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to Owners or the Separate Account.

The Statement of Additional Information contains additional information about the compensation paid for sale of the Policies.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone any payments or transfers from the Separate Account for any period when:

1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2) trading on the New York Stock Exchange is restricted as determined by the SEC;

3) an emergency exists as determined by the SEC as a result of which disposal of shares of the Investment Funds is not reasonably practicable or we cannot reasonably value the shares of the Investment Funds;

4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the General Account for not more than 6 months. If we defer payment for 30 days or more, we will pay interest at the rate of 2.50% per year for the period of deferment. No payment from the General Account to pay premiums on the Policy will be deferred.

OWNERSHIP

OWNER. The Insured is the Owner of the Single Life Policy (and the Insureds jointly are the Owner of the Joint and Last Survivor Policy) unless another person or entity is shown as the Owner in the application. The Owner is entitled to all rights provided by the Policy. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured with respect to the Single Life Policy (or with respect to the Joint and Last Survivor Policy, is not one or both of the Insureds), the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die.

BENEFICIARY. The Beneficiary is the person(s) or entity you name to receive any death proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. You can name a contingent Beneficiary prior to the death of the Insured with respect to the Single Life Policy (or, the death of the Last Insured, with respect to the Joint and Last Survivor Policy).
Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies with respect to the Single Life Policy or, before the Last Insured dies, with respect to the Joint and Last Survivor Policy. If there is an irrevocable Beneficiary, all Policy changes except premium allocations and transfers require the consent of the Beneficiary.

Primary and contingent Beneficiaries are as named in the application, unless you make a change. To change a Beneficiary, you must submit a written request to us. We may require the Policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it. If you are also the Beneficiary at the time of the Insured's death, you may designate some other person to receive the proceeds of the Policy within 60 days after the Insured's death.

One or more irrevocable Beneficiaries may be named.

If a Beneficiary is a minor, we will make payment to the guardian of his or her estate. We may require proof of age of any Beneficiary.

Proceeds payable to a Beneficiary will be free from the claims of creditors, to the extent allowed by law.

ASSIGNMENT. You can assign the Policy. A copy of any assignment must be filed with our Service Office. We are not responsible for the validity of any assignment. If you assign the Policy, your rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at our Service Office. This may be a taxable event. You should consult a tax adviser if you wish to assign the Policy.

CONVERSION RIGHTS

While the Policy is in force, you have a one time right during the first two Policy years to transfer all of the Cash Value from the Investment Funds to the General Account.

If, at any time during the first two Policy years, you request in writing the transfer of the value held in the Investment Funds to the General Account and you indicate that you are making this transfer in exercise of your conversion rights, the transfer will not be subject to a transfer charge or transfer limits, if any. At the time of such transfer, there will not be any effect on the Policy's death benefit, Face Amount, net amount at risk, rate class, or Issue Age.

If you exercise your one time conversion right, we will automatically allocate all future Net Premiums to the General Account.

ADDITIONAL BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy rider should be consulted. The rider benefits available with the Policies provide fixed benefits that do not vary with the investment experience of the Separate Account. In addition, certain riders may not be available in your state. The cost of any additional riders will be determined in accordance with the rider and shown on the specifications page of your Policy and will be deducted as part of the monthly deduction from the Policy's Cash Value. (See
"Charges -- Charge for Additional Benefit Riders".) Certain restrictions may apply and are described in the applicable rider.

The term riders discussed below permit you, by purchasing term insurance, to increase your insurance coverage. Term riders have no surrenderable cash value. If you seek to reduce the overall cost of your insurance protection, it is generally to your economic advantage to include a portion of your insurance coverage under a Supplemental Coverage Term Rider. Current charges for the Rider are lower than for the base Policy in the first ten Policy years.

Reductions in or elimination of term rider coverage do not trigger a surrender charge, and use of a term rider generally reduces sales compensation. Because the term insurance riders don't have surrender charges, a Policy providing insurance coverage with a combination of base Policy and term rider will have a lower maximum surrender charge than a Policy with the same amount of insurance coverage provided solely by the base Policy. However, like the cost of coverage under the Policy, charges deducted from the Policy's cash value to pay for term rider coverage no longer participate in the investment experience of the Separate Account and usually increase with the age of the covered individual. Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs. Your registered representative can provide you more information on the uses of term rider coverage.

Anniversary Partial Withdrawal Rider -- This rider allows the Owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy anniversary without reducing the Face Amount. Partial withdrawals may have tax consequences. (See "Federal Tax Status.")

Lifetime Coverage Rider -- This rider provides the continuation of the Policy's Face Amount beyond age 100, provided the Policy remains in force to age 100 with a positive Cash Surrender Value. If the Policy is in force after the Insured's Attained Age 100 (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy), the death benefit will be the greater of the Face Amount or 101% of the Cash Value. The tax consequences of continuing the Policy beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year (or the younger Insured's Attained Age 100 in the case of a Joint and Last Survivor Policy).

Secondary Guarantee Rider -- This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of a Cash Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the lesser of twenty Policy Years, or the number of Policy years until the Insured reaches Attained Age 70. For Policies issued after Attained Age 60, the secondary guarantee period is ten Policy years.

Supplemental Coverage Term Rider -- This rider provides level term insurance on the life of the Insured under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

Waiver of Specified Premium Rider -- This rider provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65. For the Joint and Last Survivor Policy, the rider can be elected for either or both Insureds.

Split Policy Option Rider -- This rider allows the Policy to be split into two separate policies in the event there are changes in the Federal Estate Tax Law resulting in the removal of the unlimited marital deductions or reduction of at least 50% in the level of estate taxes payable on the death of the last Insured. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Additional Riders -- Single Life Policy

Accelerated Benefit Rider -- This rider provides a benefit to the Owner if the Insured becomes terminally ill and is not expected to live more than twelve months. The Owner may receive 25%, 50% or 75% (but no more than $250,000) of the eligible proceeds in a lump sum. "Eligible proceeds" means the death benefit, including amounts payable under the Supplemental Coverage Term Rider (unless within three years of the rider's termination date), that would have been payable had the Insured died on the date the rider is exercised.

The receipt of an accelerated death benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements. Consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Guaranteed Survivor Purchase Option (GSPO-Plus) --This rider grants the Policy Owner or the Insured's Beneficiary the option to purchase, upon the death of the Insured, on the 10th anniversary of the rider, and on the rider anniversary nearest the Designated Life's 65th birthday, a specified amount of additional insurance coverage on the Designated Life (or Lives) without furnishing evidence of insurability.

Waiver of Monthly Deduction Rider -- This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

Additional Riders -- Joint and Last Survivor Policy

Divorce Split Rider -- This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy. The exercise of this option to split the Policy may, under certain circumstances, result in adverse tax consequences. Please consult your tax adviser before exercising any options under this rider.

Estate Preservation Term Rider -- This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.

LEGAL PROCEEDINGS




MetLife Investors like other life insurance companies, is involved on occasion in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. MetLife Investors does not believe any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife Investors to meet its obligations under the Policies.


EXPERTS


The financial statements of the sub-accounts of the Separate Account included in this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 100 South 4th Street, St. Louis, Missouri 63102.


FINANCIAL STATEMENTS
The consolidated financial statements of the Company are provided in the Statement of Additional Information.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

CHARGES

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

  .  the death benefit, cash, and loan benefits under the Policy
  .  investment options, including premium allocations
  .  administration of elective options
  .  the distribution of reports to Policy Owners

Costs and expenses we incur:

  . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
  .  overhead and other expenses for providing services and benefits
  .  sales and marketing expenses
  . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

  . that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate
  . that the cost of providing the services and benefits under the Policies exceed the charges we deduct

The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and the surrender charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

DEDUCTIONS FROM EACH PREMIUM PAYMENT

TAX CHARGES. There are charges for Federal taxes, and state and local premium taxes which are deducted from each premium payment. The Federal tax charge is currently 1.3% of each premium. We also deduct a premium tax charge to pay the state and local premium taxes. We currently deduct an amount equal to 2% of premium payments (which may be lower in certain circumstances) to cover this premium tax. If the tax rates change, we may change the amount of the deduction to cover the new rate.

SALES CHARGE. A sales charge, also referred to as the percent of premium charge, will be deducted from each premium payment to partially compensate us for expenses incurred in distributing the Policy and any additional benefits provided by riders. We currently deduct a sales charge determined according to the following schedule:

   Policy Years 1-10: 5% of the actual premium you pay

   Policy Years 11+: 2% of the actual premium you pay

The Sales Charge is guaranteed not to exceed the following:

(1) in the first Policy year, 15% of the amount you pay up to the Target Premium, and 5% of the amount you pay over the Target Premium;

(2) in the 2nd through 10th Policy years, 5% of the actual premium you pay; and

(3) in the 11th Policy year and later, 2% of the actual premium you pay.

For Policies issued in the state of Oregon, the current sales charge amounts shown above are increased by 2%. The guaranteed sales charge varies for Policies issued in Texas. As of the date of this prospectus, the current sales charge for Texas Policies is the same as the current sales charge shown above.

The expenses covered by the sales charge include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for the sales charge is used to pay distribution expenses and other costs associated with these additional coverages.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

MONTHLY DEDUCTION

The monthly deduction is:

1. The monthly selection and issue expense charge; plus

2. The monthly policy charge; plus

3. The monthly cost of insurance charge; plus

4. The monthly cost, if any, for any additional benefit riders.

The monthly deduction for a Policy month will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment fund bears to the total Cash Value of the Policy, minus the value in the Loan Account on the Monthly Anniversary.

SELECTION AND ISSUE EXPENSE CHARGE. During the first ten Policy years, and for the Single Life Policy, for the first ten Policy years following any increase in Face Amount, we generally assess a monthly selection and issue expense charge to cover the costs associated with the underwriting and issue of the Policy and, for the Single Life Policy, of Face Amount increases. The monthly charge per $1,000 of Face Amount ranges from approximately 4 cents to one dollar, and varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insured(s). For Policies issued in Texas, the guaranteed selection and issue expense charge is level for the life of the Policy to ensure compliance with the Texas non-forfeiture laws.

MONTHLY POLICY CHARGE. We deduct a monthly policy charge on the Investment Start Date and each Monthly Anniversary date. The charge is equal to $25 per Policy month for the first Policy year. Thereafter, it is $6 per Policy month guaranteed not to increase while the Policy is in force.

The charge reimburses us for expenses incurred in the administration of the Policies. Such expenses include: confirmations, annual reports and account statements, maintenance of Policy records, maintenance of Separate Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policyowner servicing and all accounting, valuation, regulatory and updating requirements.

For Policies issued in Texas, the selection and issue expense charge and monthly policy charge together cannot exceed $10 per month after the Insured attains age 100.

MONTHLY COST OF INSURANCE CHARGE. This charge compensates us for the insurance coverage we provide in the month following the charge. The monthly cost of insurance charge for each Policy month equals the total of the insurance risk charges for the Policy month for each Face Amount portion then in effect.

The monthly cost of insurance charge is deducted on each Monthly Anniversary for the following Policy month. The monthly cost of insurance charge is determined in a manner that reflects the anticipated mortality of the Insured with respect to the Single Life Policy (or of both Insureds with respect to the Joint and Last Survivor Policy) and the fact that the death benefit is not payable until the death of the Insured with respect to the Single Life Policy (or of the Last Insured with respect to the Joint and Last Survivor Policy). Because the monthly cost of insurance charge depends upon a number of variables, the charge will vary for each Policy month. We will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates (divided by 1,000) by the net amount at risk (defined below) for each Policy month.

The monthly cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount (and, for the Single Life Policy, each increase in Face Amount). The rates will be based on the Attained Age, duration (from the effective date of the initial Face Amount and, for the Single Life Policy, each increase in Face Amount), rate class, and (except for unisex policies) sex of the Insured(s) at issue. The monthly cost of insurance rates generally increases as the Insured(s)' Attained Age(s) increases.

The rate class of the Insured(s) also will affect the cost of insurance rate. For the initial Face Amount, we will use the rate class on the Issue Date. For each increase in Face Amount for a Single Life Policy, we will use the rate class applicable to the increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such an increase for the Joint and Last Survivor Policy will be the same as that used for the initial Face Amount. The rate class for such an increase for the Single Life Policy will be the initial Face Amount or, if later, the most recent increase (excluding any riders) that required proof that the Insured was still insurable by our standards.

We currently place Insured(s) into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk.

Actual monthly cost of insurance rates may change, and the actual monthly cost of insurance charge will be determined by us based on our expectations as to future mortality experience. However, the actual monthly cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard rate class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct policies and policies issued in qualified pension plans; and 1980 CSO Tables NA and SA for unisex policies issued in compliance with Montana law). All Policies are based on the Attained Ages of the Insured(s). Higher rates apply if the (either) Insured is determined to be in a substandard risk class.

In two otherwise identical policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Non-smoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the non-smoker rate class.)

The net amount at risk for a Policy month is:

(1) the death benefit at the beginning of the Policy month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); less

(2) the Cash Value at the beginning of the Policy month, before the deduction of the monthly cost of insurance.

In calculating the monthly cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

If the Policy is in force beyond the Insured's Attained Age 100 with respect to the Single Life Policy (or the younger Insured's Attained Age 100 with respect to the Joint and Last Survivor Policy), no deductions will be made for monthly cost of insurance charges.

CHARGES FOR ADDITIONAL BENEFIT RIDERS

The amount of the charge, if any, each Policy month for additional benefit riders is determined in accordance with the rider and is shown on the specifications page of your Policy and in the Fee Table in this prospectus.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily charge from the Investment Funds. The amount of the deduction is determined as a percentage of the average daily net assets of each Investment Fund for each day in the Valuation Period. The current daily deduction percentages, and the equivalent effective annual rates, are:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0006841%     0.25%
                         21+     .0001370%     0.05%

This deduction is guaranteed not to increase above the following amounts while the Policy is in force:

                         Policy Daily Charge Annual
                         Years  Factor       Equivalent
                         ------ ------------ ----------
                         1-10    .0015027%     0.55%
                         11-20   .0012301%     0.45%
                         21+     .0009572%     0.35%

This risk charge compensates us for assuming the mortality and expense risks under the Policy. The mortality risk assumed by us is that the Insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We expect to profit from this charge.

SURRENDER CHARGE

For up to 10 years after the Issue Date and, for the Single Life Policy, the effective date of an increase in Face Amount, we will impose a contingent deferred sales charge, also referred to as a surrender charge, when the following occur:

..  upon surrender or lapse of the Policy;

..  upon a partial withdrawal;

..  upon a Pro-Rata Surrender; or

..  upon a decrease in Face Amount.

The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy years having elapsed since the Policy was issued.

The surrender charge compensates us for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the prospectus and sales literature.

The maximum surrender charge percentage is shown in the following table.

                  If surrender or lapse    The percentage of
                  occurs in the last month the annual Target
                  of Policy year:          Premium payable is:
                  --------------------------------------------
                        1 through 5                45%
                        6                          40%
                        7                          30%
                        8                          20%
                        9                          10%
                        10 and later                0%

The Target Premium (on which we base the surrender charge) is shown in your Policy. As shown above, the maximum surrender charge is 45% of the annual Target Premium payable.

It is our current practice to reduce the above percentages equally for each Policy month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth year to 30% at the end of the seventh year. This table may be modified if required by law or regulation of the governing jurisdiction.

A surrender charge will apply when there is a decrease in Face Amount for up to 10 years from the Policy's Issue Date and, for the Single Life Policy, for up to 10 years following the effective date of an increase in Face Amount. A partial withdrawal may cause a decrease in Face Amount and therefore, we may deduct a surrender charge. If the Face Amount is decreased by some fraction of any previous increases in Face Amount and/or the Face Amount at issue, the surrender charge deducted will be the previously defined surrender charge multiplied by the fraction. The Surrender Charge for any increase in Face Amount is the Target Annual Premium for that increase multiplied by the applicable Surrender Charge. The amount of the surrender charge deducted upon a partial withdrawal or Pro-Rata Surrender will depend on the amount of Face Amount reduction caused by the surrenders. The fraction will be determined by dividing the amount of the withdrawal by the Cash Value before the withdrawal and multiplying the result by the surrender charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

The Surrender Charge will be allocated among the General Account and the Investment Funds in the same proportion that the value in the General Account and the value in each Investment Fund bears to the total Cash Value of the Policy minus the value in the Loan Account.

TRANSACTION CHARGES

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy year. We will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy year. We may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.

PROJECTION OF BENEFITS AND VALUES CHARGE

You may make a written request to us for a projection of illustrative future Cash Values and death benefits. If requested more than once per Policy year, this projection will be furnished to you for a nominal fee not to exceed $25.

INVESTMENT FUND EXPENSES

The expenses of the Investment Funds are shown in the Fee Table.

The value of the net assets of the Investment Funds will reflect the investment advisory fee and other expenses incurred by the underlying investment companies.

The Investment Fund expenses are collected from the underlying Investment Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. Expenses of the Funds are not fixed or specified under the terms of the Policy, and actual expenses may vary. These underlying Investment Fund expenses are taken into consideration in computing each Investment Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Investment Fund. The information relating to the Investment Fund expenses was provided by the Investment Funds and was not independently verified by us. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under Section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. In general, however, the insurance proceeds payable on the death of the Insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. It does not purport to be complete or to address every situation. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Fund underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

INVESTOR CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies and thus it is even less clear whether such Policies would meet the requirements of Section 7702 of the Code. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider are unclear.

While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy Section 7702.

POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary under Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary.

TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.

Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, moreover, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

If the Policy is classified as a MEC, then any distribution (including the proceeds of any loan) is taxable to the extent of income in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the

Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in
Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Loans from a Policy which is not classified as a MEC, will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans.

If your Policy is surrendered, cancelled, lapses, or is exchanged while any Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan.

Interest payable on a loan under a Policy is generally not deductible.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).

TAX TREATMENT OF POLICY SPLIT. The Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising either rider.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.

QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.


BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code
Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.


SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payments of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.




ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.



Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.



The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


FOREIGN TAX CREDITS. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Investment Funds to foreign jurisdictions.


ALTERNATIVE MINIMUM TAX. There may also be an indirect tax on the income in the Policy or the proceeds of the Policy under the Federal corporate alternative minimum tax if the Owner is subject to that tax.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. However, by the very nature of the Policy certain technical words or terms are unavoidable. We have identified some of these terms and provided you with a definition.

ATTAINED AGE -- The Issue Age of an Insured plus the number of completed Policy years.

BENEFICIARY -- The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death with respect to the Single Life Policy or, in the event of the Last Insured's death with respect to the Joint and Last Survivor Policy.

A Beneficiary may be changed as set forth in the Policy and this prospectus.

CASH VALUE -- The total of the amounts credited to the Owner in the Separate Account, the General Account and the Loan Account.

CASH SURRENDER VALUE -- The Cash Value of a Policy on the date of surrender, less any Indebtedness, less any unpaid selection and issue expense charge due for the remainder of the first Policy year for the initial Face Amount (and, for the Single Life Policy, any increase in Face Amount), less any unpaid monthly Policy charge due for the remainder of the first Policy year, and less any surrender charge.

FACE AMOUNT -- The minimum death benefit under the Policy so long as the Policy remains in force before the Insured's Attained Age 100 with respect to the Single Life Policy or, with respect to the Joint and Last Survivor Policy, before the younger Insured's Attained Age 100.

GENERAL ACCOUNT -- Our assets other than those allocated to the Separate Account or any other separate account.

INDEBTEDNESS -- The sum of all unpaid Policy loans and accrued interest on loans.

INSUREDS -- The person or persons whose life (lives) are insured under the Policy.

INVESTMENT FUNDS -- Investments within the Separate Account which we make available under the Policy.

INVESTMENT START DATE -- The date the initial premium is applied to the General Account and/or the Investment Funds. This date is the later of the Issue Date or the date the initial premium is received at our Service Office.

ISSUE AGE -- The age of each Insured at his or her nearest birthday as of the Issue Date.

ISSUE DATE -- The date as of which insurance coverage begins under a Policy. It is also the date from which Policy anniversaries, Policy years, and Policy months are measured. It is the Effective Date of coverage under the Policy.

LAST INSURED -- The Insured whose death succeeds the death of all other Insureds under the Joint and Last Survivor Policy.

LOAN ACCOUNT -- The account of MetLife Investors to which amounts securing Policy Loans are allocated. The Loan Account is part of MetLife Investors' General Account.

LOAN SUBACCOUNT -- A Loan Subaccount has been established for the General Account and for each Investment Fund. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY -- The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM -- The premium paid, less the premium tax charge, less the Federal tax charge, less the sales charge.

OWNER -- The owner of a Policy, as designated in the application or as subsequently changed.

POLICY -- The Joint and Last Survivor Policy or the Single Life Policy offered by us and described in this prospectus.

PRO-RATA SURRENDER -- A requested reduction of both the Face Amount and the Cash Value by a given percentage.

SEPARATE ACCOUNT -- MetLife Investors Variable Life Account One, a separate investment account established by MetLife Investors to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by you to provide variable benefits.

SERVICE OFFICE -- MetLife Investors Insurance Company, P.O. Box 355, Warwick, Rhode Island 02887-0355 (877) 357-4419.

TARGET PREMIUM -- A premium calculated when a Policy is issued, based on the Insured's age with respect to the Single Life Policy (or the Insureds' joint age with respect to the Joint and Last Survivor Policy), sex (except in unisex policies) and risk class. The Target Premium is used to calculate the first year's premium expense charge, the surrender charge, and agent compensation under the Policy.

VALUATION DATE -- Each day that the New York Stock Exchange (NYSE) is open for trading and MetLife Investors is open for business. MetLife Investors is open for business every day that the NYSE is open for trading.

VALUATION PERIOD -- The period between two successive Valuation Dates, commencing at the close of the NYSE (usually 4:00 p.m. Eastern Standard Time) on a Valuation Date and ending with the close of the NYSE on the next succeeding Valuation Date.

                                  APPENDIX A

                        ILLUSTRATIONS OF POLICY VALUES


The tables in Appendix A illustrate the way the Policies work, based on assumptions about investment returns and the Insured's characteristics. They show how the death benefit, Cash Surrender Value and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a Single Life Policy with a Face Amount of $900,000 for a male aged 50. The Insured is assumed to be in the preferred nonsmoker rate class. The tables assume no rider benefits and assume that no allocations are made to the General Account. Values are first given based on current mortality and other Policy charges and then based on guaranteed mortality and other Policy charges. (See "Charges.") Illustrations show the Option A death benefit.


Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (a) the rates of return varied above and below these averages during the period,
(b) premiums were paid in other amounts or at other than annual intervals, or
(c) the Cash Value was allocated differently among individual Investment Funds with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the Insured were female or in another risk class, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown on particular illustrations even if the average rate of return is achieved.

The death benefits, Cash Surrender Values and Cash Values shown in the tables reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and (ii) a Monthly Deduction (consisting of a Policy charge, a selection and issue expense charge, and a charge for the cost of insurance) from the Cash Value on the first day of each Policy month. The Cash Surrender Values reflect a surrender charge deducted from the Cash Value upon surrender, Face Amount reduction or lapse during the first 10 Policy years. The death benefits, Cash Surrender Values and Cash Values also reflect a daily charge assessed against the Separate Account for mortality and expense risks equivalent to an annual charge of .55% in Policy years 1-10, .25% in Policy Years 11-20 and .05% thereafter (on a current basis), and .55% in Policy years 1-10, 45% in Policy years 11-20 and .35% thereafter (on a guaranteed basis), of the average daily value of the assets in the Separate Account attributable to the Policies. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Investment Funds, at an annual rate of .87% of the average daily net assets of the Investment Funds. This average does not reflect expense subsidies by the investment advisers of certain Investment Funds.


The gross rates of return used in the illustrations do not reflect the deductions of the charges and expenses of the Investment Funds. Taking account of the mortality and expense risk charge and the average investment advisory fee and operating expenses of the Investment Funds, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -1.32%, 4.60% and 8.55% in Policy years 1-10, -1.02%, 4.91% and
8.87% in Policy years 11-20 and -0.83%, 5.12% and 9.09% thereafter, respectively, based on the current charge for mortality and expense risks, and -1.32%, 4.60% and 8.55% in Policy years 1-10, -1.22%, 4.70% and 8.66% in Policy years 11-20 and -1.12%, 4.81% and 8.76% thereafter, respectively, based on the guaranteed maximum charge for mortality and expense risks.


If you request, we will furnish a personalized illustration reflecting the proposed Insured's age, sex, rate class, and the Face Amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the Insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 50



                            $13,770 ANNUAL PREMIUM

                        NONSMOKER PREFERRED RATE CLASS

                             $900,000 FACE AMOUNT

                            OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.


               DEATH BENEFIT               CASH SURRENDER VALUE                CASH VALUE
           ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL
 END            GROSS ANNUAL                   GROSS ANNUAL                   GROSS ANNUAL
  OF         RATE OF RETURN OF              RATE OF RETURN OF              RATE OF RETURN OF
POLICY ------------------------------ ------------------------------ ------------------------------
 YEAR     0%        6%        10%        0%        6%        10%        0%        6%        10%
-      --------------------------------------------------------------------------------------------
   1   $900,000 $  900,000 $  900,000 $  2,926 $    3,567 $    3,994 $  9,123 $    9,763 $   10,191
   2    900,000    900,000    900,000   11,739     13,586     14,859   17,936     19,782     21,056
   3    900,000    900,000    900,000   20,115     23,738     26,320   26,312     29,934     32,516
   4    900,000    900,000    900,000   28,091     34,063     38,464   34,287     40,260     44,660
   5    900,000    900,000    900,000   35,687     44,589     51,372   41,884     50,786     57,568
   6    900,000    900,000    900,000   43,654     56,074     65,862   49,162     61,582     71,370
   7    900,000    900,000    900,000   51,984     68,524     82,007   56,115     72,655     86,138
   8    900,000    900,000    900,000   60,025     81,297     99,240   62,779     84,051    101,994
   9    900,000    900,000    900,000   67,734     94,368    117,621   69,111     95,745    118,998
  10    900,000    900,000    900,000   75,088    107,728    137,232   75,088    107,728    137,232
  15    900,000    900,000    900,000  111,261    187,097    268,602  111,261    187,097    268,602
  20    900,000    900,000    900,000  137,915    282,330    467,755  137,915    282,330    467,755
  25    900,000    900,000    900,000  146,054    395,375    782,948  146,054    395,375    782,948
  30    900,000    900,000  1,348,769  122,651    529,444  1,284,542  122,651    529,444  1,284,542
  35    900,000    900,000  2,150,460   43,719    699,125  2,048,057   43,719    699,125  2,048,057
  40               989,985  3,359,890             942,843  3,199,895             942,843  3,199,895
  45             1,281,790  5,012,155           1,269,099  4,962,530           1,269,099  4,962,530
  50             1,692,102  7,695,193           1,692,102  7,695,193           1,692,102  7,695,193


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT FUNDS. THE DEATH BENEFIT, CASH SURRENDER VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS OR THE INVESTMENT FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 50



                            $13,770 ANNUAL PREMIUM

                        NONSMOKER PREFERRED RATE CLASS
                             $900,000 FACE AMOUNT

                            OPTION A DEATH BENEFIT

           THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.


             DEATH BENEFIT          CASH SURRENDER VALUE          CASH VALUE
         ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL
 END          GROSS ANNUAL              GROSS ANNUAL             GROSS ANNUAL
  OF       RATE OF RETURN OF         RATE OF RETURN OF        RATE OF RETURN OF
POLICY -------------------------- ------------------------ ------------------------
 YEAR     0%       6%      10%      0%      6%      10%      0%      6%      10%
-      ----------------------------------------------------------------------------
   1   $900,000 $900,000 $900,000 $     0 $     0 $      0 $ 4,537 $ 4,994 $  5,299
   2    900,000  900,000  900,000   4,043   5,326    6,215  10,240  11,523   12,411
   3    900,000  900,000  900,000   9,253  11,731   13,505  15,449  17,927   19,701
   4    900,000  900,000  900,000  13,926  17,958   20,943  20,123  24,154   27,139
   5    900,000  900,000  900,000  17,996  23,925   28,470  24,192  30,121   34,667
   6    900,000  900,000  900,000  22,098  30,254   36,732  27,606  35,762   42,240
   7    900,000  900,000  900,000  26,174  36,865   45,672  30,305  40,996   49,803
   8    900,000  900,000  900,000  29,500  43,013   54,570  32,254  45,767   57,324
   9    900,000  900,000  900,000  32,022  48,619   63,376  33,399  49,996   64,753
  10    900,000  900,000  900,000  33,644  53,558   71,990  33,644  53,558   71,990
  15    900,000  900,000  900,000  29,064  69,836  116,590  29,064  69,836  116,590
  20             900,000  900,000          41,720  138,969          41,720  138,969
  25                      900,000                   92,369                   92,369
  30
  35
  40
  45
  50


IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT FUNDS. THE DEATH BENEFIT, CASH SURRENDER VALUE AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE INVESTORS OR THE INVESTMENT FUNDS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 1-877-357-4419, or by writing to our Service Office at: MetLife Investors Insurance Company, P.O. Box 355, Warwick, RI 02887-0355. You may also obtain, without charge, a personalized illustration of death benefits, Cash Surrender Values and Cash Values by calling 1-866-901-0002.

For Investment Fund transfers, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our Service Office at 1-877-357-4419.

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.




File No. 811-07971

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of
MetLife Investors Insurance Company and
Contract Owners of MetLife Investors Variable Life Account One

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising MetLife Investors Variable Life Account One (the Separate Account) of MetLife Investors Insurance Company as of December 31, 2004, the related statements of operations and changes in net assets for each of the periods in the three year period then ended, and the financial highlights for each of the periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the sub-accounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of MetLife Investors Variable Life Account One of MetLife Investors Insurance Company as of December 31, 2004, the results of their operations and changes in their net assets for each of the periods in the three year period then ended, and their financial highlights for each of the periods in the four year period then ended, in conformity with accounting principles generally accepted in the United States of America.

St. Louis, Missouri
March 31, 2005

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2004

Sub-account assets:
  Investments:
   Met Investors Series Trust (Met Investors):
    Lord Abbett Growth & Income Portfolio                       203,302 shares $  5,578,612
    Lord Abbett Bond Debenture Portfolio                         85,124 shares    1,075,118
    Lord Abbett Mid-Cap Value Portfolio                          26,033 shares      563,349
    Lord Abbett Growth Opportunity Portfolio                     34,023 shares      354,858
    Met/Putnam Capital Opportunities Portfolio                   15,526 shares      219,378
    AIM Mid Cap Core Equity Portfolio                            30,218 shares      426,985
    AIM Small Cap Growth Portfolio                               28,792 shares      369,693
    Third Avenue Small Cap Value Portfolio                       49,023 shares      704,946
    Janus Aggressive Growth Portfolio                            52,402 shares      400,873
    MFS Research International Portfolio                         65,788 shares      771,032
    T Rowe Price Mid Cap Growth Portfolio                       129,763 shares      979,709
    Oppenheimer Capital Appreciation Portfolio                   86,315 shares      721,591
    PIMCO Inflation Protected Bond Portfolio A                   48,301 shares      513,923
    PIMCO Innovation Portfolio                                   10,781 shares       49,809
    PIMCO Money Market Portfolio                              1,745,571 shares    1,745,571
    PIMCO Total Return Bond Portfolio                           117,195 shares    1,336,018
    Harris Oakmark International Portfolio                       54,351 shares      780,485
    Neuberger Berman Real Estate Portfolio                        1,512 shares       18,856
    Turner Mid-Cap Growth Portfolio                                 614 shares        6,894
    Goldman Sachs Mid-Cap Value Portfolio                         4,028 shares       48,100
   Metropolitan Life Series (MetLife):
    Davis Venture Value Fund A                                   51,026 shares    1,440,457
    Harris Oakmark Focused Value Fund                             4,724 shares    1,152,056
    Jennison Growth Portfolio                                    38,686 shares      422,456
    Stock Index Portfolio                                        28,026 shares      904,391
    SSR Money Market Portfolio                                      357 shares       35,698
    SSR Bond Income Portfolio                                       336 shares       38,161
    Salomon Bros Strategic Bond Portfolio                             - shares            -
    T Rowe Price Small Cap Portfolio                              6,665 shares       90,847
    T Rowe Price Large Cap Portfolio                              7,222 shares       92,208
    Capital Guardian U.S. Equity Series                          59,611 shares      695,068
   Russell Insurance Funds (Russell):
    Multi-Style Equity Fund                                           - shares            -
    Aggressive Equity Fund                                            - shares            -
    Non-US Fund                                                       - shares            -
    Core Bond Fund                                                    - shares            -
    Real Estate Securities Fund                                       - shares            -
   AIM Variable Insurance Funds, Inc. (AIM):
    Capital Appreciation Fund                                    12,056 shares      273,541
    International Growth Fund                                     1,857 shares       36,712
   Alliance Variable Products Series Fund, Inc. (Alliance):
    Bernstein Real Estate Investment Portfolio                      736 shares       15,210
   Scudder Variable Series II (Scudder II):
    Small Cap Growth Portfolio                                      200 shares        2,518
    Dreman Small Cap Value Portfolio                                  - shares            1
    Government Securities Portfolio                                  18 shares          232

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2004

Sub-account assets, continued:
  Investments, continued:
   MFS Variable Insurance Trust (MFS):
    Investors Trust Series                                            1,636 shares $     29,587
    High Income Series                                                  697 shares        7,230
    New Discovery Series                                                 12 shares          180
   Oppenheimer Variable Account Funds (Oppenheimer):
    Capital Appreciation Fund                                         1,247 shares       46,108
   Putnam Variable Trust (Putnam)
    Growth & Income Fund                                              2,207 shares       56,482
    Vista Fund                                                        1,674 shares       21,061
    International Growth Fund                                           605 shares        8,951
   Franklin Templeton Variable Insurance Products Trust (Templeton)
    Growth Securities Fund                                              342 shares        4,437
    Foreign Securities Fund                                           3,056 shares       44,398
    Developing Markets Securities Fund                                1,425 shares       12,440
                                                                                   ------------
      Total assets                                                                 $ 22,096,230
                                                                                   ============

Sub-account liabilities:
  Due to/(from) general account, net:
   Met Investors Lord Abbett Growth & Income Portfolio                             $          3
   Met Investors Lord Abbett Bond Debenture Portfolio                                        29
   Met Investors Lord Abbett Mid-Cap Value Portfolio                                         37
   Met Investors Lord Abbett Growth Opportunity Portfolio                                    40
   Met Investors Met/Putnam Capital Opportunities Portfolio                                   1
   Met Investors AIM Mid Cap Core Equity Portfolio                                           18
   Met Investors AIM Small Cap Growth Portfolio                                              10
   Met Investors Third Avenue Small Cap Value Portfolio                                      43
   Met Investors Janus Aggressive Growth Portfolio                                           24
   Met Investors MFS Research International Portfolio                                        34
   Met Investors T Rowe Price Mid Cap Growth Portfolio                                        -
   Met Investors Oppenheimer Capital Appreciation Portfolio                                  44
   Met Investors PIMCO Inflation Protected Bond Portfolio A                                   8
   Met Investors PIMCO Innovation Portfolio                                                  18
   Met Investors PIMCO Money Market Portfolio                                                 -
   Met Investors PIMCO Total Return Bond Portfolio                                           23
   Met Investors Harris Oakmark International Portfolio                                      47
   Met Investors Neuberger Berman Real Estate Portfolio                                      15
   Met Investors Turner Mid-Cap Growth Portfolio                                              4
   Met Investors Goldman Sachs Mid-Cap Value Portfolio                                       19
   MetLife Davis Venture Value Fund A                                                        21
   MetLife Harris Oakmark Focused Value Fund                                                 19
   MetLife Jennison Growth Portfolio                                                          -
   MetLife Stock Index Portfolio                                                              -
   MetLife SSR Money Market Portfolio                                                         6
   MetLife SSR Bond Income Portfolio                                                        (34)
   MetLife Salomon Bros Strategic Bond Portfolio                                              -
   MetLife T Rowe Price Small Cap Portfolio                                                   -

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2004

 Sub-account liabilities, continued:
   Due to/(from) general account, net continued:
    MetLife T Rowe Price Large Cap Portfolio                     $         30
    MetLife Capital Guardian U.S. Equity Series                             -
    Russell Multi-Style Equity Fund                                         -
    Russell Aggressive Equity Fund                                          -
    Russell Non-US Fund                                                     -
    Russell Core Bond Fund                                                  -
    Russell Real Estate Securities Fund                                     -
    AIM Capital Appreciation Fund                                          20
    AIM International Growth Fund                                          (1)
    Alliance Bernstein Real Estate Investment Portfolio                     4
    Scudder II Small Cap Growth Portfolio                                  18
    Scudder II Dreman Small Cap Value Portfolio                             1
    Scudder II Government Securities Portfolio                              2
    MFS Investors Trust Series                                             46
    MFS High Income Series                                                  4
    MFS New Discovery Series                                                1
    Oppenheimer Capital Appreciation Fund                                   3
    Putnam Growth & Income Fund                                            14
    Putnam Vista Fund                                                      44
    Putnam International Growth Fund                                       11
    Templeton Growth Securities Fund                                        -
    Templeton Foreign Securities Fund                                      40
    Templeton Developing Markets Securities Fund                           35
                                                                 ------------
       Total liabilities                                         $        701
                                                                 ============

 Sub-account net assets:
   Accumulation units:
    Met Investors Lord Abbett Growth & Income Portfolio          $  5,578,609
    Met Investors Lord Abbett Bond Debenture Portfolio              1,075,089
    Met Investors Lord Abbett Mid-Cap Value Portfolio                 563,312
    Met Investors Lord Abbett Growth Opportunity Portfolio            354,818
    Met Investors Met/Putnam Capital Opportunities Portfolio          219,377
    Met Investors AIM Mid Cap Core Equity Portfolio                   426,967
    Met Investors AIM Small Cap Growth Portfolio                      369,683
    Met Investors Third Avenue Small Cap Value Portfolio              704,903
    Met Investors Janus Aggressive Growth Portfolio                   400,849
    Met Investors MFS Research International Portfolio                770,998
    Met Investors T Rowe Price Mid Cap Growth Portfolio               979,709
    Met Investors Oppenheimer Capital Appreciation Portfolio          721,547
    Met Investors PIMCO Inflation Protected Bond Portfolio A          513,915
    Met Investors PIMCO Innovation Portfolio                           49,791
    Met Investors PIMCO Money Market Portfolio                      1,745,571
    Met Investors PIMCO Total Return Bond Portfolio                 1,335,995
    Met Investors Harris Oakmark International Portfolio              780,438
    Met Investors Neuberger Berman Real Estate Portfolio               18,841
    Met Investors Turner Mid-Cap Growth Portfolio                       6,890

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Assets and Liabilities
December 31, 2004

    Sub-account net assets, continued:
      Accumulation units, continued:
       Met Investors Goldman Sachs Mid-Cap Value Portfolio     $     48,081
       MetLife Davis Venture Value Fund A                         1,440,436
       MetLife Harris Oakmark Focused Value Fund                  1,152,037
       MetLife Jennison Growth Portfolio                            422,456
       MetLife Stock Index Portfolio                                904,391
       MetLife SSR Money Market Portfolio                            35,692
       MetLife SSR Bond Income Portfolio                             38,195
       MetLife Salomon Bros Strategic Bond Portfolio                      -
       MetLife T Rowe Price Small Cap Portfolio                      90,847
       MetLife T Rowe Price Large Cap Portfolio                      92,178
       MetLife Capital Guardian U.S. Equity Series                  695,068
       Russell Multi-Style Equity Fund                                    -
       Russell Aggressive Equity Fund                                     -
       Russell Non-US Fund                                                -
       Russell Core Bond Fund                                             -
       Russell Real Estate Securities Fund                                -
       AIM Capital Appreciation Fund                                273,521
       AIM International Growth Fund                                 36,713
       Alliance Bernstein Real Estate Investment Portfolio           15,206
       Scudder II Small Cap Growth Portfolio                          2,500
       Scudder II Dreman Small Cap Value Portfolio                        -
       Scudder II Government Securities Portfolio                       230
       MFS Investors Trust Series                                    29,541
       MFS High Income Series                                         7,226
       MFS New Discovery Series                                         179
       Oppenheimer Capital Appreciation Fund                         46,105
       Putnam Growth & Income Fund                                   56,468
       Putnam Vista Fund                                             21,017
       Putnam International Growth Fund                               8,940
       Templeton Growth Securities Fund                               4,437
       Templeton Foreign Securities Fund                             44,358
       Templeton Developing Markets Securities Fund                  12,405
                                                               ------------
          Total net assets                                     $ 22,095,529
                                                               ============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2004

                                                                                              Met Investors
                                                  ------------------------------------------------------------------------
                                                   Lord Abbett    Lord Abbett   Lord Abbett   Lord Abbett    Met/Putnam
                                                    Growth &         Bond         Mid-Cap       Growth         Capital
                                                     Income        Debenture       Value      Opportunity   Opportunities
                                                    Portfolio      Portfolio     Portfolio     Portfolio      Portfolio
                                                  -------------- ------------- ------------- -------------  -------------
Investment income:
  Dividends                                       $       25,083        33,953         2,555             -              -
                                                  -------------- ------------- ------------- -------------  -------------
Expenses:
  Mortality and expense risk                               6,987         2,192           105            68              1
                                                  -------------- ------------- ------------- -------------  -------------
    Net investment income (loss)                          18,096        31,761         2,450           (68)            (1)
                                                  -------------- ------------- ------------- -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             52,257         7,926        25,588         8,073            408
  Realized gain distributions                                  -             -        12,084             -              -
                                                  -------------- ------------- ------------- -------------  -------------
    Net realized gain (loss)                              52,257         7,926        37,672         8,073            408
                                                  -------------- ------------- ------------- -------------  -------------
Change in unrealized appreciation (depreciation)         539,624        25,513        77,662        32,407         36,050
                                                  -------------- ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $      609,977        65,200       117,784        40,412         36,457
                                                  ============== ============= ============= =============  =============

                                                  -----------------------------
                                                                   JP Morgan
                                                   Met/Putnam       Quality
                                                    Research         Bond
                                                  Portfolio (a)  Portfolio (a)
                                                  -------------  -------------
Investment income:
  Dividends                                               1,547         17,269
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                718             43
                                                  -------------  -------------
    Net investment income (loss)                            829         17,226
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            26,765          2,882
  Realized gain distributions                                 -          4,885
                                                  -------------  -------------
    Net realized gain (loss)                             26,765          7,767
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        (23,312)       (15,921)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                           4,282          9,072
                                                  =============  =============

(a) For the period from January 1, 2004 to November 19, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2004

                                                                                               Met Investors
                                                  --------------------------------------------------------------------------
                                                     JP Morgan         AIM            AIM       Third Avenue      Janus
                                                      Select         Mid Cap       Small Cap     Small Cap      Aggressive
                                                      Equity       Core Equity      Growth         Value          Growth
                                                   Portfolio (a)    Portfolio      Portfolio     Portfolio      Portfolio
                                                  --------------  -------------  -------------  ------------- -------------
Investment income:
  Dividends                                       $       11,959              -              -         11,037             -
                                                  --------------  -------------  -------------  ------------- -------------
Expenses:
  Mortality and expense risk                                   -          1,742          1,433          2,911         1,579
                                                  --------------  -------------  -------------  ------------- -------------
    Net investment income (loss)                          11,959         (1,742)        (1,433)         8,126        (1,579)
                                                  --------------  -------------  -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (95,536)        10,361         27,947         43,459         1,999
  Realized gain distributions                                  -              -              -          5,627             -
                                                  --------------  -------------  -------------  ------------- -------------
    Net realized gain (loss)                             (95,536)        10,361         27,947         49,086         1,999
                                                  --------------  -------------  -------------  ------------- -------------
Change in unrealized appreciation (depreciation)         135,811         35,853         (3,921)        41,224        28,160
                                                  --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $       52,234         44,472         22,593         98,436        28,580
                                                  ==============  =============  =============  ============= =============

                                                  -----------------------------
                                                       MFS        T Rowe Price
                                                    Research        Mid Cap
                                                  International      Growth
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                               1,619              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                              2,310          2,513
                                                  -------------  -------------
    Net investment income (loss)                           (691)        (2,513)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            16,453         25,484
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                             16,453         25,484
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         96,503         78,851
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         112,265        101,822
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2004

                                                                                               Met Investors
                                                  --------------------------------------------------------------------------
                                                   Oppenheimer        PIMCO                                       PIMCO
                                                     Capital        Inflation        PIMCO         PIMCO       Total Return
                                                   Appreciation   Protected Bond   Innovation   Money Market       Bond
                                                    Portfolio      Portfolio A     Portfolio     Portfolio      Portfolio
                                                  --------------  -------------- -------------  ------------- -------------
Investment income:
  Dividends                                       $       12,289         28,137             37         20,653        66,923
                                                  --------------  -------------  -------------  ------------- -------------
Expenses:
  Mortality and expense risk                               1,698          1,255            188         12,746         4,123
                                                  --------------  -------------  -------------  ------------- -------------
    Net investment income (loss)                          10,591         26,882           (151)         7,907        62,800
                                                  --------------  -------------  -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             15,768            936             27              -         3,072
  Realized gain distributions                             12,648             32              -              -             -
                                                  --------------  -------------  -------------  ------------- -------------
    Net realized gain (loss)                              28,416            968             27              -         3,072
                                                  --------------  -------------  -------------  ------------- -------------
Change in unrealized appreciation (depreciation)          (5,110)        (8,572)        (1,146)             -       (23,702)
                                                  --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $       33,897         19,278         (1,270)         7,907        42,170
                                                  ==============  =============  =============  ============= =============

                                                  -----------------------------
                                                                   Neuberger
                                                  Harris Oakmark    Berman
                                                  International   Real Estate
                                                    Portfolio    Portfolio (b)
                                                  -------------- -------------
Investment income:
  Dividends                                                 198            588
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                              2,343             15
                                                  -------------  -------------
    Net investment income (loss)                         (2,145)           573
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            22,868             42
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                             22,868             42
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         74,061            690
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          94,784          1,305
                                                  =============  =============

(a) For the period from January 1, 2004 to November 19, 2004.
(b) For the period from May 3, 2004 to December 31, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2004

                                                          Met Investors                                         MetLife
                                                  ----------------------------- --------------------------------------------
                                                      Turner      Goldman Sachs                    Harris
                                                      Mid-Cap        Mid-Cap        Davis         Oakmark       Jennison
                                                      Growth          Value        Venture        Focused        Growth
                                                   Portfolio (b)  Portfolio (b)  Value Fund A    Value Fund     Portfolio
                                                  --------------  ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $            -            626         4,172            298            285
                                                  --------------  ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   4             19         4,785          4,132          1,674
                                                  --------------  ------------- -------------  -------------  -------------
    Net investment income (loss)                              (4)           607          (613)        (3,834)        (1,389)
                                                  --------------  ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  4             13        24,554         41,022          7,603
  Realized gain distributions                                  -              -             -          7,452              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net realized gain (loss)                                   4             13        24,554         48,474          7,603
                                                  --------------  ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             402            708        83,751         30,634         23,368
                                                  --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          402          1,328       107,692         75,274         29,582
                                                  ==============  ============= =============  =============  =============

                                                  ----------------------------

                                                      Stock       SSR Money
                                                      Index        Market
                                                    Portfolio     Portfolio
                                                  ------------- -------------
Investment income:
  Dividends                                               6,632           686
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                              4,527             1
                                                  ------------- -------------
    Net investment income (loss)                          2,105           685
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            37,652             -
  Realized gain distributions                                 -             -
                                                  ------------- -------------
    Net realized gain (loss)                             37,652             -
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)         45,935             -
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                          85,692           685
                                                  ============= =============

(b) For the period from May 3, 2004 to December 31, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2004

                                                                                   MetLife
                                                  --------------------------------------------------------------------------
                                                                     Salomon                                      Capital
                                                     SSR Bond          Bros      T Rowe Price   T Rowe Price     Guardian
                                                      Income      Strategic Bond   Small Cap      Large Cap     U.S. Equity
                                                   Portfolio (b)  Portfolio (b)  Portfolio (b)  Portfolio (b)   Series (c)
                                                  --------------  -------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                 157              -              -             42              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                            (157)             -              -            (42)             -
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 83              -           (404)            14            239
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                  83              -           (404)            14            239
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)           1,828              -          7,702          8,605         26,809
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $        1,754              -          7,298          8,577         27,048
                                                  ==============  =============  =============  =============  =============

                                                            Russell
                                                  ---------------------------
                                                     Multi-
                                                     Style       Aggressive
                                                     Equity        Equity
                                                      Fund          Fund
                                                  ------------- -------------
Investment income:
  Dividends                                                   -             -
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                                  -             -
                                                  ------------- -------------
    Net investment income (loss)                              -             -
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -             -
  Realized gain distributions                                 -             -
                                                  ------------- -------------
    Net realized gain (loss)                                  -             -
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)              -             -
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                               -             -
                                                  ============= =============

(b) For the period from May 3, 2004 to December 31, 2004.
(c) For the period from November 22, 2004 to December 31, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2004

                                                                   Russell                                       AIM
                                                  ------------------------------------------ -----------------------------
                                                                                   Real
                                                                     Core         Estate        Premier        Capital
                                                      Non-US         Bond       Securities       Equity      Appreciation
                                                       Fund          Fund          Fund         Fund (d)         Fund
                                                  -------------- ------------- ------------- -------------  -------------
Investment income:
  Dividends                                       $            -             -             -             -              -
                                                  -------------- ------------- ------------- -------------  -------------
Expenses:
  Mortality and expense risk                                   -             -             -             -             50
                                                  -------------- ------------- ------------- -------------  -------------
    Net investment income (loss)                               -             -             -             -            (50)
                                                  -------------- ------------- ------------- -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -             -             -       (48,828)        (7,322)
  Realized gain distributions                                  -             -             -             -              -
                                                  -------------- ------------- ------------- -------------  -------------
    Net realized gain (loss)                                   -             -             -       (48,828)        (7,322)
                                                  -------------- ------------- ------------- -------------  -------------
Change in unrealized appreciation (depreciation)               -             -             -        46,604         24,313
                                                  -------------- ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $            -             -             -        (2,224)        16,941
                                                  ============== ============= ============= =============  =============

                                                                     Alliance
                                                  --------------   -------------

                                                  International       Premier
                                                     Growth           Growth
                                                      Fund         Portfolio (d)
                                                  -------------    -------------
Investment income:
  Dividends                                                 215                -
                                                  -------------    -------------
Expenses:
  Mortality and expense risk                                  -                3
                                                  -------------    -------------
    Net investment income (loss)                            215               (3)
                                                  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (338)          (9,712)
  Realized gain distributions                                 -                -
                                                  -------------    -------------
    Net realized gain (loss)                               (338)          (9,712)
                                                  -------------    -------------
Change in unrealized appreciation (depreciation)          7,287            9,323
                                                  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                           7,164             (392)
                                                  =============    =============

(d) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2004

                                                    Alliance        Liberty           Goldman Sachs
                                                  -------------- ------------- ---------------------------  --------------
                                                    Bernstein       Newport                                     Small
                                                   Real Estate    Tiger Fund,    Growth &    International       Cap
                                                   Investment      Variable       Income        Equity         Growth
                                                    Portfolio     Series (d)     Fund (d)      Fund (d)       Portfolio
                                                  -------------- ------------- ------------- -------------  -------------
Investment income:
  Dividends                                       $          301             -             -             -              -
                                                  -------------- ------------- ------------- -------------  -------------
Expenses:
  Mortality and expense risk                                  79             -             -             -             13
                                                  -------------- ------------- ------------- -------------  -------------
    Net investment income (loss)                             222             -             -             -            (13)
                                                  -------------- ------------- ------------- -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              1,038             -             -            33         (1,494)
  Realized gain distributions                                  -             -             -             -              -
                                                  -------------- ------------- ------------- -------------  -------------
    Net realized gain (loss)                               1,038             -             -            33         (1,494)
                                                  -------------- ------------- ------------- -------------  -------------
Change in unrealized appreciation (depreciation)           2,947             -             -           (45)         1,769
                                                  -------------- ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $        4,207             -             -           (12)           262
                                                  ============== ============= ============= =============  =============

                                                    Scudder II
                                                  -----------------------------
                                                     Dreman
                                                    Small Cap     Government
                                                      Value       Securities
                                                    Portfolio     Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              7
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  2              1
                                                  -------------  -------------
    Net investment income (loss)                             (2)             6
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                60              -
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                 60              -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)              -              2
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              58              8
                                                  =============  =============

(d) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2004


                                                                                            MFS
                                                  ------------------------------------------------------------------------

                                                                   Investors       Emerging        High       Strategic
                                                     Research        Trust          Growth        Income        Income
                                                    Series (d)      Series        Series (d)      Series      Series (d)
                                                  -------------- -------------  -------------  ------------- -------------
Investment income:
  Dividends                                       $          265           146              -            350             -
                                                  -------------- -------------  -------------  ------------- -------------
Expenses:
  Mortality and expense risk                                   -           148              -             43             -
                                                  -------------- -------------  -------------  ------------- -------------
    Net investment income (loss)                             265            (2)             -            307             -
                                                  -------------- -------------  -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 92            37           (764)           112             -
  Realized gain distributions                                  -             -              -              -             -
                                                  -------------- -------------  -------------  ------------- -------------
    Net realized gain (loss)                                  92            37           (764)           112             -
                                                  -------------- -------------  -------------  ------------- -------------
Change in unrealized appreciation (depreciation)              98         2,996            806            161             -
                                                  -------------- -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $          455         3,031             42            580             -
                                                  ============== =============  =============  ============= =============

                                                                  Oppenheimer
                                                  -------------- -------------

                                                       New          Capital
                                                    Discovery     Appreciation
                                                     Series           Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   -             92
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  1            204
                                                  -------------  -------------
    Net investment income (loss)                             (1)          (112)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -          3,306
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                  -          3,306
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)              6           (638)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               5          2,556
                                                  =============  =============

(d) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2004

                                                                         Oppenheimer
                                                  ----------------------------------------------------------   -------------
                                                    Main Street
                                                     Growth &         High                         Strategic     Growth &
                                                      Income         Income          Bond            Bond         Income
                                                     Fund (d)       Fund (d)       Fund (d)        Fund (d)        Fund
                                                  --------------  ------------- -------------    ------------- -------------
Investment income:
  Dividends                                       $            9              -           447                -           826
                                                  --------------  ------------- -------------    ------------- -------------
Expenses:
  Mortality and expense risk                                   -              -             -                -           278
                                                  --------------  ------------- -------------    ------------- -------------
    Net investment income (loss)                               9              -           447                -           548
                                                  --------------  ------------- -------------    ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 54              -           189                -           689
  Realized gain distributions                                  -              -             -                -             -
                                                  --------------  ------------- -------------    ------------- -------------
    Net realized gain (loss)                                  54              -           189                -           689
                                                  --------------  ------------- -------------    ------------- -------------
Change in unrealized appreciation (depreciation)             (64)             -          (572)               -         4,351
                                                  --------------  ------------- -------------    ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $           (1)             -            64                -         5,588
                                                  ==============  ============= =============    ============= =============

                                                       Putnam
                                                  ----------------------------

                                                      New
                                                     Value          Vista
                                                    Fund (d)        Fund
                                                  ------------- -------------
Investment income:
  Dividends                                                   -             -
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                                  -           108
                                                  ------------- -------------
    Net investment income (loss)                              -          (108)
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -          (416)
  Realized gain distributions                                 -             -
                                                  ------------- -------------
    Net realized gain (loss)                                  -          (416)
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)              -         3,813
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                               -         3,289
                                                  ============= =============

(d) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2004

                                                              Putnam                                            Templeton
                                                  -----------------------------  -------------------------------------------
                                                                  International      Global        Franklin
                                                   International       New           Income         Small         Growth
                                                      Growth      Opportunities    Securities        Cap        Securities
                                                       Fund         Fund (d)        Fund (d)       Fund (d)        Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $          133             86              -              -             52
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  46              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
   Net investment income (loss)                               87             86              -              -             52
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (104)        (4,976)        18,639        (24,609)            22
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
   Net realized gain (loss)                                 (104)        (4,976)        18,639        (24,609)            22
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)           1,242          4,858        (20,060)        25,429            552
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $        1,225            (32)        (1,421)           820            626
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------
                                                                    Developing
                                                     Foreign         Markets
                                                    Securities      Securities
                                                       Fund            Fund
                                                  -------------    -------------
Investment income:
  Dividends                                                 505              208
                                                  -------------    -------------
Expenses:
  Mortality and expense risk                                112               63
                                                  -------------    -------------
   Net investment income (loss)                             393              145
                                                  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (1,126)             151
  Realized gain distributions                                 -                -
                                                  -------------    -------------
   Net realized gain (loss)                              (1,126)             151
                                                  -------------    -------------
Change in unrealized appreciation (depreciation)          7,687            2,160
                                                  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                           6,954            2,456
                                                  =============    =============

(d) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2004

                                                            Templeton
                                                  -----------------------------
                                                      Mutual      Franklin Large
                                                      Shares        Cap Growth
                                                    Securities      Securities
                                                     Fund (d)        Fund (d)        Total
                                                  --------------  -------------- -------------
Investment income:
  Dividends                                       $            -              -        250,188
                                                  --------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -         61,462
                                                  --------------  -------------  -------------
    Net investment income (loss)                               -              -        188,726
                                                  --------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              1,030        (33,031)       200,291
  Realized gain distributions                                  -              -         42,728
                                                  --------------  -------------  -------------
    Net realized gain (loss)                               1,030        (33,031)       243,019
                                                  --------------  -------------  -------------
Change in unrealized appreciation (depreciation)            (893)        33,412      1,508,011
                                                  --------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          137            381      1,939,756
                                                  ==============  =============  =============

(d) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                       Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett    Met/Putnam
                                                        Growth &         Bond          Mid-Cap        Growth         Capital
                                                         Income        Debenture        Value       Opportunity   Opportunities
                                                        Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $       18,096         31,761          2,450            (68)            (1)
  Net realized gain (loss)                                   52,257          7,926         37,672          8,073            408
  Change in unrealized appreciation (depreciation)          539,624         25,513         77,662         32,407         36,050
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             609,977         65,200        117,784         40,412         36,457
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                    180,765         25,736            273            200             49
  Transfers between sub-accounts (including fixed
   account), net                                            800,645        293,186         (3,725)          (893)          (213)
  Transfers for contract benefits, terminations and
   insurance charges                                       (321,812)        (9,460)       (65,692)       (15,676)       (23,843)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  659,598        309,462        (69,144)       (16,369)       (24,007)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                 1,269,575        374,662         48,640         24,043         12,450
Net assets at beginning of period                         4,309,034        700,427        514,672        330,775        206,927
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $    5,578,609      1,075,089        563,312        354,818        219,377
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                                      JP Morgan
                                                      Met/Putnam       Quality
                                                       Research         Bond
                                                     Portfolio (a)  Portfolio (a)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 829         17,226
  Net realized gain (loss)                                  26,765          7,767
  Change in unrealized appreciation (depreciation)         (23,312)       (15,921)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              4,282          9,072
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                    11,004             82
  Transfers between sub-accounts (including fixed
   account), net                                          (148,523)      (241,998)
  Transfers for contract benefits, terminations and
   insurance charges                                          (129)        (4,750)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                (137,648)      (246,666)
                                                     -------------  -------------
    Net increase (decrease) in net assets                 (133,366)      (237,594)
Net assets at beginning of period                          133,366        237,594
                                                     -------------  -------------
Net assets at end of period                                      -              -
                                                     =============  =============

(a) For the period from January 1, 2004 to November 19, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                                                  Met Investors
                                                     --------------------------------------------------------------------------
                                                        JP Morgan         AIM            AIM       Third Avenue      Janus
                                                         Select         Mid Cap       Small Cap     Small Cap      Aggressive
                                                         Equity       Core Equity      Growth         Value          Growth
                                                      Portfolio (a)    Portfolio      Portfolio     Portfolio      Portfolio
                                                     --------------  -------------  -------------  ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $       11,959         (1,742)        (1,433)         8,126        (1,579)
  Net realized gain (loss)                                  (95,536)        10,361         27,947         49,086         1,999
  Change in unrealized appreciation (depreciation)          135,811         35,853         (3,921)        41,224        28,160
                                                     --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                              52,234         44,472         22,593         98,436        28,580
                                                     --------------  -------------  -------------  ------------- -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -             -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -             -
  Payments received from contract owners                          -         58,072         39,144         67,736        30,615
  Transfers between sub-accounts (including fixed
   account), net                                           (685,231)       152,531        106,439        333,088       145,772
  Transfers for contract benefits, terminations and
   insurance charges                                        (49,486)             -         (4,859)             -             -
                                                     --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (734,717)       210,603        140,724        400,824       176,387
                                                     --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets                  (682,483)       255,075        163,317        499,260       204,967
Net assets at beginning of period                           682,483        171,892        206,366        205,643       195,882
                                                     --------------  -------------  -------------  ------------- -------------
Net assets at end of period                          $            -        426,967        369,683        704,903       400,849
                                                     ==============  =============  =============  ============= =============

                                                     -----------------------------
                                                          MFS        T Rowe Price
                                                       Research        Mid Cap
                                                     International      Growth
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (691)        (2,513)
  Net realized gain (loss)                                  16,453         25,484
  Change in unrealized appreciation (depreciation)          96,503         78,851
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            112,265        101,822
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                    54,460         86,224
  Transfers between sub-accounts (including fixed
   account), net                                           152,115        534,891
  Transfers for contract benefits, terminations and
   insurance charges                                       (23,794)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 182,781        621,115
                                                     -------------  -------------
    Net increase (decrease) in net assets                  295,046        722,937
Net assets at beginning of period                          475,952        256,772
                                                     -------------  -------------
Net assets at end of period                                770,998        979,709
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                                                  Met Investors
                                                     ---------------------------------------------------------------------------
                                                      Oppenheimer        PIMCO                                        PIMCO
                                                        Capital        Inflation        PIMCO          PIMCO       Total Return
                                                      Appreciation   Protected Bond   Innovation    Money Market       Bond
                                                       Portfolio      Portfolio A     Portfolio      Portfolio      Portfolio
                                                     --------------  -------------- -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $       10,591         26,882           (151)         7,907         62,800
  Net realized gain (loss)                                   28,416            968             27              -          3,072
  Change in unrealized appreciation (depreciation)           (5,110)        (8,572)        (1,146)             -        (23,702)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              33,897         19,278         (1,270)         7,907         42,170
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                     44,269          9,287          3,643      5,720,695        109,630
  Transfers between sub-accounts (including fixed
   account), net                                            519,345        404,860         26,202     (6,747,541)       740,045
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -            (54)             -         (4,324)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  563,614        414,147         29,791     (1,026,846)       845,351
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   597,511        433,425         28,521     (1,018,939)       887,521
Net assets at beginning of period                           124,036         80,490         21,270      2,764,510        448,474
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      721,547        513,915         49,791      1,745,571      1,335,995
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                                      Neuberger
                                                     Harris Oakmark    Berman
                                                     International   Real Estate
                                                       Portfolio    Portfolio (b)
                                                     -------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                              (2,145)           573
  Net realized gain (loss)                                  22,868             42
  Change in unrealized appreciation (depreciation)          74,061            690
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             94,784          1,305
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                    46,605             19
  Transfers between sub-accounts (including fixed
   account), net                                           408,482         17,517
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 455,087         17,536
                                                     -------------  -------------
    Net increase (decrease) in net assets                  549,871         18,841
Net assets at beginning of period                          230,567              -
                                                     -------------  -------------
Net assets at end of period                                780,438         18,841
                                                     =============  =============

(a) For the period from January 1, 2004 to November 19, 2004.
(b) For the period from May 3, 2004 to December 31, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                             Met Investors                                          MetLife
                                                     ----------------------------- --------------------------------------------
                                                         Turner      Goldman Sachs                    Harris
                                                         Mid-Cap        Mid-Cap        Davis         Oakmark       Jennison
                                                         Growth          Value        Venture        Focused        Growth
                                                      Portfolio (b)  Portfolio (b)  Value Fund A    Value Fund     Portfolio
                                                     --------------  ------------- -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           (4)           607          (613)        (3,834)        (1,389)
  Net realized gain (loss)                                        4             13        24,554         48,474          7,603
  Change in unrealized appreciation (depreciation)              402            708        83,751         30,634         23,368
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 402          1,328       107,692         75,274         29,582
                                                     --------------  ------------- -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -             -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -             -              -              -
  Payments received from contract owners                         24            669       170,726         66,364         25,810
  Transfers between sub-accounts (including fixed
   account), net                                              6,464         46,084       651,968        628,075        117,703
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -             -              -           (270)
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    6,488         46,753       822,694        694,439        143,243
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net Assets                     6,890         48,081       930,386        769,713        172,825
Net assets at beginning of period                                 -              -       510,050        382,324        249,631
                                                     --------------  ------------- -------------  -------------  -------------
Net assets at end of period                          $        6,890         48,081     1,440,436      1,152,037        422,456
                                                     ==============  ============= =============  =============  =============

                                                     -----------------------------

                                                         Stock        SSR Money
                                                         Index         Market
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               2,105            685
  Net realized gain (loss)                                  37,652              -
  Change in unrealized appreciation (depreciation)          45,935              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             85,692            685
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                    57,942        (57,070)
  Transfers between sub-accounts (including fixed
   account), net                                           163,112         (7,330)
  Transfers for contract benefits, terminations and
   insurance charges                                        (6,097)       (84,280)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 214,957       (148,680)
                                                     -------------  -------------
    Net increase (decrease) in net Assets                  300,649       (147,995)
Net assets at beginning of period                          603,742        183,687
                                                     -------------  -------------
Net assets at end of period                                904,391         35,692
                                                     =============  =============

(b) For the period from May 3, 2004 to December 31, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                                       MetLife
                                                     --------------------------------------------------------------------------
                                                                        Salomon                                      Capital
                                                        SSR Bond        Brothers    T Rowe Price   T Rowe Price     Guardian
                                                         Income      Strategic Bond   Small Cap      Large Cap     U.S. Equity
                                                      Portfolio (b)  Portfolio (b)  Portfolio (b)  Portfolio (b)   Series (c)
                                                     --------------  -------------- -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $         (157)             -              -            (42)             -
  Net realized gain (loss)                                       83              -           (404)            14            239
  Change in unrealized appreciation (depreciation)            1,828              -          7,702          8,605         26,809
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               1,754              -          7,298          8,577         27,048
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                          -              -              -             16              -
  Transfers between sub-accounts (including fixed
   account), net                                             36,441              -         84,810         83,585        684,039
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -         (1,261)             -        (16,019)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   36,441              -         83,549         83,601        668,020
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    38,195              -         90,847         92,178        695,068
Net assets at beginning of period                                 -              -              -              -              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       38,195              -         90,847         92,178        695,068
                                                     ==============  =============  =============  =============  =============

                                                               Russell
                                                     ---------------------------
                                                        Multi-
                                                        Style       Aggressive
                                                        Equity        Equity
                                                         Fund          Fund
                                                     ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -             -
  Net realized gain (loss)                                       -             -
  Change in unrealized appreciation (depreciation)               -             -
                                                     ------------- -------------
    Net increase (decrease) in net assets from
     operations                                                  -             -
                                                     ------------- -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -             -
  MetLife Investors Insurance Company of California
   redemptions                                                   -             -
  Payments received from contract owners                         -             -
  Transfers between sub-accounts (including fixed
   account), net                                                 -             -
  Transfers for contract benefits, terminations and
   insurance charges                                             -             -
                                                     ------------- -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -             -
                                                     ------------- -------------
    Net increase (decrease) in net assets                        -             -
Net assets at beginning of period                                -             -
                                                     ------------- -------------
Net assets at end of period                                      -             -
                                                     ============= =============

(b) For the period from May 3, 2004 to December 31, 2004.
(c) For the period from November 22, 2004 to December 31, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                      Russell                                       AIM
                                                     ------------------------------------------ -----------------------------
                                                                                      Real
                                                                        Core         Estate        Premier        Capital
                                                         Non-US         Bond       Securities       Equity      Appreciation
                                                          Fund          Fund          Fund         Fund (d)         Fund
                                                     -------------- ------------- ------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -             -             -             -            (50)
  Net realized gain (loss)                                        -             -             -       (48,828)        (7,322)
  Change in unrealized appreciation (depreciation)                -             -             -        46,604         24,313
                                                     -------------- ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                   -             -             -        (2,224)        16,941
                                                     -------------- ------------- ------------- -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -             -             -             -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -             -             -             -              -
  Payments received from contract owners                          -             -             -           346          3,860
  Transfers between sub-accounts (including fixed
   account), net                                                  -             -             -      (100,528)        (2,889)
  Transfers for contract benefits, terminations and
   insurance charges                                              -             -             -       (14,760)        (7,114)
                                                     -------------- ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                        -             -             -      (114,942)        (6,143)
                                                     -------------- ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets                         -             -             -      (117,166)        10,798
Net assets at beginning of period                                 -             -             -       117,166        262,723
                                                     -------------- ------------- ------------- -------------  -------------
Net assets at end of period                          $            -             -             -             -        273,521
                                                     ============== ============= ============= =============  =============

                                                                      Alliance
                                                     -------------- -------------

                                                     International     Premier
                                                        Growth         Growth
                                                         Fund       Portfolio (d)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 215             (3)
  Net realized gain (loss)                                    (338)        (9,712)
  Change in unrealized appreciation (depreciation)           7,287          9,323
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              7,164           (392)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                        98            416
  Transfers between sub-accounts (including fixed
   account), net                                            (1,254)        (9,878)
  Transfers for contract benefits, terminations and
   insurance charges                                             -        (13,358)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (1,156)       (22,820)
                                                     -------------  -------------
    Net increase (decrease) in net assets                    6,008        (23,212)
Net assets at beginning of period                           30,705         23,212
                                                     -------------  -------------
Net assets at end of period                                 36,713              -
                                                     =============  =============

(d) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                        Alliance        Liberty           Goldman Sachs
                                                     --------------  ------------- ---------------------------  --------------
                                                        Bernstein       Newport                                     Small
                                                       Real Estate    Tiger Fund,    Growth &    International       Cap
                                                       Investment      Variable       Income        Equity         Growth
                                                        Portfolio     Series (d)     Fund (d)      Fund (d)       Portfolio
                                                     --------------  ------------- ------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          222              -             -             -            (13)
  Net realized gain (loss)                                    1,038              -             -            33         (1,494)
  Change in unrealized appreciation (depreciation)            2,947              -             -           (45)         1,769
                                                     --------------  ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               4,207              -             -           (12)           262
                                                     --------------  ------------- ------------- -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -             -             -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -             -             -              -
  Payments received from contract owners                        284              -             -            95              -
  Transfers between sub-accounts (including fixed
   account), net                                             (1,155)             -             -           (41)          (220)
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -             -          (460)             -
                                                     --------------  ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (871)             -             -          (406)          (220)
                                                     --------------  ------------- ------------- -------------  -------------
    Net increase (decrease) in net assets                     3,336              -             -          (418)            42
Net assets at beginning of period                            11,870              -             -           418          2,458
                                                     --------------  ------------- ------------- -------------  -------------
Net assets at end of period                          $       15,206              -             -             -          2,500
                                                     ==============  ============= ============= =============  =============

                                                        Scudder II
                                                     -----------------------------
                                                        Dreman
                                                       Small Cap      Government
                                                         Value        Securities
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  (2)             6
  Net realized gain (loss)                                      60              -
  Change in unrealized appreciation (depreciation)               -              2
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 58              8
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                         -             99
  Transfers between sub-accounts (including fixed
   account), net                                               380            (38)
  Transfers for contract benefits, terminations and
   insurance charges                                          (438)            (2)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (58)            59
                                                     -------------  -------------
    Net increase (decrease) in net assets                        -             67
Net assets at beginning of period                                -            163
                                                     -------------  -------------
Net assets at end of period                                      -            230
                                                     =============  =============

(d) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                                               MFS
                                                     -------------------------------------------------------------------------

                                                                       Investors       Emerging        High       Strategic
                                                        Research         Trust          Growth        Income        Income
                                                       Series (d)       Series        Series (d)      Series      Series (d)
                                                     --------------  -------------  -------------  ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          265             (2)             -            307             -
  Net realized gain (loss)                                       92             37           (764)           112             -
  Change in unrealized appreciation (depreciation)               98          2,996            806            161             -
                                                     --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                                 455          3,031             42            580             -
                                                     --------------  -------------  -------------  ------------- -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -             -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -             -
  Payments received from contract owners                        318          6,870          1,294             49             -
  Transfers between sub-accounts (including fixed
   account), net                                             (3,245)        (4,792)        (3,273)           890             -
  Transfers for contract benefits, terminations and
   insurance charges                                        (22,725)             -         (1,215)             -             -
                                                     --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (25,652)         2,078         (3,194)           939             -
                                                     --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets                   (25,197)         5,109         (3,152)         1,519             -
Net assets at beginning of period                            25,197         24,432          3,152          5,707             -
                                                     --------------  -------------  -------------  ------------- -------------
Net assets at end of period                          $            -         29,541              -          7,226             -
                                                     ==============  =============  =============  ============= =============

                                                                     Oppenheimer
                                                     -------------- -------------

                                                          New          Capital
                                                       Discovery     Appreciation
                                                        Series           Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  (1)          (112)
  Net realized gain (loss)                                       -          3,306
  Change in unrealized appreciation (depreciation)               6           (638)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  5          2,556
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                   -              -
  Payments received from contract owners                        72         11,164
  Transfers between sub-accounts (including fixed
   account), net                                               (22)         2,849
  Transfers for contract benefits, terminations and
   insurance charges                                            (3)           (53)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                      47         13,960
                                                     -------------  -------------
    Net increase (decrease) in net assets                       52         16,516
Net assets at beginning of period                              127         29,589
                                                     -------------  -------------
Net assets at end of period                                    179         46,105
                                                     =============  =============

(d) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                            Oppenheimer
                                                     ---------------------------------------------------------- --------------
                                                       Main Street
                                                        Growth &         High                       Strategic      Growth &
                                                         Income         Income          Bond          Bond          Income
                                                        Fund (d)       Fund (d)       Fund (d)      Fund (d)         Fund
                                                     --------------  ------------- -------------  ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            9              -           447              -           548
  Net realized gain (loss)                                       54              -           189              -           689
  Change in unrealized appreciation (depreciation)              (64)             -          (572)             -         4,351
                                                     --------------  ------------- -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                                  (1)             -            64              -         5,588
                                                     --------------  ------------- -------------  ------------- -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -             -              -             -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -             -              -             -
  Payments received from contract owners                        176              -             -              -        11,198
  Transfers between sub-accounts (including fixed
   account), net                                                (72)             -        (2,972)             -        (7,465)
  Transfers for contract benefits, terminations and
   insurance charges                                         (1,100)             -        (6,696)             -           (73)
                                                     --------------  ------------- -------------  ------------- -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (996)             -        (9,668)             -         3,660
                                                     --------------  ------------- -------------  ------------- -------------
    Net increase (decrease) in net assets                      (997)             -        (9,604)             -         9,248
Net assets at beginning of period                               997              -         9,604              -        47,220
                                                     --------------  ------------- -------------  ------------- -------------
Net assets at end of period                          $            -              -             -              -        56,468
                                                     ==============  ============= =============  ============= =============

                                                         Putnam
                                                     ----------------------------

                                                         New
                                                        Value          Vista
                                                       Fund (d)        Fund
                                                     ------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -          (108)
  Net realized gain (loss)                                       -          (416)
  Change in unrealized appreciation (depreciation)               -         3,813
                                                     ------------- -------------
    Net increase (decrease) in net assets from
     operations                                                  -         3,289
                                                     ------------- -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -             -
  MetLife Investors Insurance Company of California
   redemptions                                                   -             -
  Payments received from contract owners                         -         1,110
  Transfers between sub-accounts (including fixed
   account), net                                                 -        (1,877)
  Transfers for contract benefits, terminations and
   insurance charges                                             -            (3)
                                                     ------------- -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -          (770)
                                                     ------------- -------------
    Net increase (decrease) in net assets                        -         2,519
Net assets at beginning of period                                -        18,498
                                                     ------------- -------------
Net assets at end of period                                      -        21,017
                                                     ============= =============

(d) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                                 Putnam                                             Templeton
                                                     -----------------------------  --------------------------------------------
                                                                     International      Global        Franklin
                                                      International       New           Income         Small          Growth
                                                         Growth      Opportunities    Securities        Cap         Securities
                                                          Fund         Fund (d)        Fund (d)       Fund (d)         Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           87             86              -              -             52
  Net realized gain (loss)                                     (104)        (4,976)        18,639        (24,609)            22
  Change in unrealized appreciation (depreciation)            1,242          4,858        (20,060)        25,429            552
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               1,225            (32)        (1,421)           820            626
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -              -              -
  Payments received from contract owners                        265              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                               (397)        (7,044)       (77,654)       (89,835)          (110)
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)           (27)          (639)          (433)          (101)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (133)        (7,071)       (78,293)       (90,268)          (211)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                     1,092         (7,103)       (79,714)       (89,448)           415
Net assets at beginning of period                             7,848          7,103         79,714         89,448          4,022
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        8,940              -              -              -          4,437
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                                        Developing
                                                        Foreign          Markets
                                                       Securities       Securities
                                                          Fund             Fund
                                                     -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 393              145
  Net realized gain (loss)                                  (1,126)             151
  Change in unrealized appreciation (depreciation)           7,687            2,160
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     operations                                              6,954            2,456
                                                     -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -                -
  MetLife Investors Insurance Company of California
   redemptions                                                   -                -
  Payments received from contract owners                       434              316
  Transfers between sub-accounts (including fixed
   account), net                                             2,264             (698)
  Transfers for contract benefits, terminations and
   insurance charges                                        (3,587)              (3)
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (889)            (385)
                                                     -------------    -------------
    Net increase (decrease) in net assets                    6,065            2,071
Net assets at beginning of period                           38,293           10,334
                                                     -------------    -------------
Net assets at end of period                                 44,358           12,405
                                                     =============    =============

(d) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2004

                                                               Templeton
                                                     -----------------------------
                                                         Mutual      Franklin Large
                                                         Shares        Cap Growth
                                                       Securities      Securities
                                                        Fund (d)        Fund (d)        Total
                                                     --------------  -------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -              -        188,726
  Net realized gain (loss)                                    1,030        (33,031)       243,019
  Change in unrealized appreciation (depreciation)             (893)        33,412      1,508,011
                                                     --------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 137            381      1,939,756
                                                     --------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -              -              -
  Payments received from contract owners                        139              -      6,791,592
  Transfers between sub-accounts (including fixed
   account), net                                               (109)       (75,311)    (1,082,551)
  Transfers for contract benefits, terminations and
   insurance charges                                         (7,120)          (610)      (712,327)
                                                     --------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   (7,090)       (75,921)     4,996,714
                                                     --------------  -------------  -------------
    Net increase (decrease) in net assets                    (6,953)       (75,540)     6,936,470
Net assets at beginning of period                             6,953         75,540     15,159,059
                                                     --------------  -------------  -------------
Net assets at end of period                          $            -              -     22,095,529
                                                     ==============  =============  =============

(d) For the period from January 1, 2004 to April 30, 2004.

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                                                               Met Investors
                                                  --------------------------------------------------------------------------
                                                    Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett   Lord Abbett
                                                     Growth &         Bond        Developing       Mid-Cap       Growth
                                                      Income        Debenture       Growth          Value      Opportunity
                                                     Portfolio      Portfolio    Portfolio (e)    Portfolio   Portfolio (f)
                                                  --------------  -------------  -------------  ------------- -------------
Investment income:
  Dividends                                       $       30,433         11,321              -          3,063             -
                                                  --------------  -------------  -------------  ------------- -------------
Expenses:
  Mortality and expense risk                               2,397            857             21             79            41
                                                  --------------  -------------  -------------  ------------- -------------
    Net investment income (loss)                          28,036         10,464            (21)         2,984           (41)
                                                  --------------  -------------  -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (12,930)        (9,407)      (148,082)         1,994         6,219
  Realized gain distributions                                  -              -              -          7,520             -
                                                  --------------  -------------  -------------  ------------- -------------
    Net realized gain (loss)                             (12,930)        (9,407)      (148,082)         9,514         6,219
                                                  --------------  -------------  -------------  ------------- -------------
Change in unrealized appreciation (depreciation)         960,537         92,107        150,396         94,768        74,807
                                                  --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $      975,643         93,164          2,293        107,266        80,985
                                                  ==============  =============  =============  ============= =============

                                                  -----------------------------
                                                                   JP Morgan
                                                    Met/Putnam     Small Cap
                                                     Research        Stock
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                  39              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                476              -
                                                  -------------  -------------
    Net investment income (loss)                           (437)             -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (509)        (2,776)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                               (509)        (2,776)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         23,057         50,014
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          22,111         47,238
                                                  =============  =============

(e) For the period from January 1, 2003 to April 25, 2003.
(f) For the period from April 25, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                                                               Met Investors
                                                  ---------------------------------------------------------------------------
                                                     JP Morgan      JP Morgan      JP Morgan      JP Morgan         AIM
                                                     Enhanced     International     Quality        Select         Mid Cap
                                                       Index         Equity          Bond          Equity       Core Equity
                                                   Portfolio (e)  Portfolio (e)    Portfolio      Portfolio      Portfolio
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $        9,842          1,202          9,536          3,659            121
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  14              -             49              -            483
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                           9,828          1,202          9,487          3,659           (362)
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares           (420,221)      (119,368)           796         (6,321)           817
  Realized gain distributions                                  -              -              -              -          1,278
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                            (420,221)      (119,368)           796         (6,321)         2,095
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)         429,475        112,802         (1,093)       175,509         27,320
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       19,082         (5,364)         9,190        172,847         29,053
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------
                                                       AIM       Third Avenue
                                                    Small Cap     Small Cap
                                                     Growth         Value
                                                    Portfolio     Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   -            708
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                464            438
                                                  -------------  -------------
    Net investment income (loss)                           (464)           270
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             1,132            489
  Realized gain distributions                                 -          1,221
                                                  -------------  -------------
    Net realized gain (loss)                              1,132          1,710
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         29,894         30,933
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          30,562         32,913
                                                  =============  =============

(e) For the period from January 1, 2003 to April 25, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                                                               Met Investors
                                                  -----------------------------------------------------------------------------
                                                      Janus            MFS       T Rowe Price     Oppenheimer        PIMCO
                                                    Aggressive      Research       Mid Cap          Capital        Inflation
                                                      Growth      International     Growth        Appreciation  Protected Bond
                                                    Portfolio       Portfolio     Portfolio        Portfolio    Portfolio A (g)
                                                  --------------  ------------- -------------    -------------  ---------------
Investment income:
  Dividends                                       $            -          2,316             -                -             334
                                                  --------------  ------------- -------------    -------------   -------------
Expenses:
  Mortality and expense risk                                 420            731           635              289              81
                                                  --------------  ------------- -------------    -------------   -------------
    Net investment income (loss)                            (420)         1,585          (635)            (289)            253
                                                  --------------  ------------- -------------    -------------   -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                357          2,619           386              684               2
  Realized gain distributions                                  -              -             -                -           1,623
                                                  --------------  ------------- -------------    -------------   -------------
    Net realized gain (loss)                                 357          2,619           386              684           1,625
                                                  --------------  ------------- -------------    -------------   -------------
Change in unrealized appreciation (depreciation)          22,061         94,488        40,626           17,844            (783)
                                                  --------------  ------------- -------------    -------------   -------------
    Net increase (decrease) in net assets from
     operations                                   $       21,998         98,692        40,377           18,239           1,095
                                                  ==============  ============= =============    =============   =============

                                                  ---------------------------
                                                                     PIMCO
                                                      PIMCO          Money
                                                    Innovation      Market
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   -         12,584
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 34         10,592
                                                  -------------  -------------
    Net investment income (loss)                            (34)         1,992
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               106              -
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                106              -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)          1,458              -
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                           1,530          1,992
                                                  =============  =============

(g) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                          Met Investors                                         MetLife
                                                  ----------------------------- ----------------------------------------------
                                                      PIMCO          Harris                        Harris
                                                   Total Return      Oakmark        Davis         Oakmark         Jennison
                                                       Bond       International    Venture        Focused          Growth
                                                    Portfolio       Portfolio    Value Fund A    Value Fund       Portfolio
                                                  --------------  ------------- -------------  -------------    -------------
Investment income:
  Dividends                                       $        5,573          1,994           432             88               59
                                                  --------------  ------------- -------------  -------------    -------------
Expenses:
  Mortality and expense risk                               1,578            472         1,216            791              550
                                                  --------------  ------------- -------------  -------------    -------------
    Net investment income (loss)                           3,995          1,522          (784)          (703)            (491)
                                                  --------------  ------------- -------------  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              3,918            973         1,785          1,227              523
  Realized gain distributions                              4,576            569             -              -                -
                                                  --------------  ------------- -------------  -------------    -------------
    Net realized gain (loss)                               8,494          1,542         1,785          1,227              523
                                                  --------------  ------------- -------------  -------------    -------------
Change in unrealized appreciation (depreciation)          (1,909)        36,687        75,955         53,655           29,210
                                                  --------------  ------------- -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                   $       10,580         39,751        76,956         54,179           29,242
                                                  ==============  ============= =============  =============    =============

                                                  --------------------------

                                                      Stock       SSR Money
                                                      Index        Market
                                                    Portfolio   Portfolio (f)
                                                  ------------- -------------
Investment income:
  Dividends                                               4,941           841
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                              1,933             -
                                                  ------------- -------------
    Net investment income (loss)                          3,008           841
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            33,294             2
  Realized gain distributions                                 -             -
                                                  ------------- -------------
    Net realized gain (loss)                             33,294             2
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)         69,746             -
                                                  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                         106,048           843
                                                  ============= =============

(f) For the period from April 25, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                       GACC                                        Russell
                                                  --------------  -----------------------------------------------------------
                                                                      Multi-
                                                      Money           Style        Aggressive                       Core
                                                      Market          Equity         Equity         Non-US          Bond
                                                     Fund (e)          Fund           Fund           Fund           Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $          606              -              -              -              2
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                             606              -              -              -              2
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (1,505)           (35)           (12)           (36)            10
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                              (1,505)           (35)           (12)           (36)            10
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)           1,575             43             33             46             (8)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          676              8             21             10              4
                                                  ==============  =============  =============  =============  =============

                                                                      AIM
                                                  -------------- -------------
                                                       Real
                                                      Estate        Premier
                                                    Securities      Equity
                                                       Fund          Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   3            325
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -            122
                                                  -------------  -------------
    Net investment income (loss)                              3            203
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                35         (4,203)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                 35         (4,203)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (11)        27,351
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              27         23,351
                                                  =============  =============

(e) For the period from January 1, 2003 to April 25, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                               AIM                         Alliance              Liberty
                                                  -----------------------------  ---------------------------- -------------
                                                                                                  Bernstein      Newport
                                                     Capital      International     Premier      Real Estate   Tiger Fund,
                                                   Appreciation      Growth         Growth       Investment     Variable
                                                       Fund           Fund         Portfolio      Portfolio      Series
                                                  --------------  -------------  -------------  ------------- -------------
Investment income:
  Dividends                                       $            -            147              -            277             -
                                                  --------------  -------------  -------------  ------------- -------------
Expenses:
  Mortality and expense risk                                  39              1            116             59             -
                                                  --------------  -------------  -------------  ------------- -------------
    Net investment income (loss)                             (39)           146           (116)           218             -
                                                  --------------  -------------  -------------  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (14,584)          (293)        (6,239)           328           (31)
  Realized gain distributions                                  -              -              -              -             -
                                                  --------------  -------------  -------------  ------------- -------------
    Net realized gain (loss)                             (14,584)          (293)        (6,239)           328           (31)
                                                  --------------  -------------  -------------  ------------- -------------
Change in unrealized appreciation (depreciation)          76,462          7,115         10,400          2,791            44
                                                  --------------  -------------  -------------  ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $       61,839          6,968          4,045          3,337            13
                                                  ==============  =============  =============  ============= =============

                                                          Goldman Sachs
                                                  ----------------------------

                                                     Growth &    International
                                                      Income        Equity
                                                       Fund          Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   -             14
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              2
                                                  -------------  -------------
    Net investment income (loss)                              -             12
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (29)            (8)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                (29)            (8)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)             40            105
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              11            109
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                                   Scudder II
                                                  --------------------------------------------  --------------
                                                       Small         Dreman
                                                        Cap         Small Cap      Government
                                                      Growth          Value        Securities      Research
                                                     Portfolio      Portfolio      Portfolio        Series
                                                  --------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              4             11            100
                                                  --------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  13              -              1            116
                                                  --------------  -------------  -------------  -------------
    Net investment income (loss)                             (13)             4             10            (16)
                                                  --------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (1,176)            36              5           (801)
  Realized gain distributions                                  -              -              -              -
                                                  --------------  -------------  -------------  -------------
    Net realized gain (loss)                              (1,176)            36              5           (801)
                                                  --------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)           1,812            (13)           (14)         5,478
                                                  --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          623             27              1          4,661
                                                  ==============  =============  =============  =============

                                                               MFS
                                                  --------------------------------------------

                                                    Investors       Emerging        High
                                                      Trust          Growth        Income
                                                     Series          Series        Series
                                                  -------------  -------------  -------------
Investment income:
  Dividends                                                  99              -            243
                                                  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                115             14             25
                                                  -------------  -------------  -------------
    Net investment income (loss)                            (16)           (14)           218
                                                  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (1,386)          (167)            18
  Realized gain distributions                                 -              -              -
                                                  -------------  -------------  -------------
    Net realized gain (loss)                             (1,386)          (167)            18
                                                  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          5,554            835            534
                                                  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                           4,152            654            770
                                                  =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                               MFS                                              Oppenheimer
                                                  -----------------------------  --------------------------------------------
                                                                                                 Main Street
                                                     Strategic         New          Capital       Growth &          High
                                                      Income        Discovery     Appreciation     Income          Income
                                                      Series         Series           Fund          Fund            Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            9              -             12              6              8
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  12              -             69              4              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                              (3)             -            (57)             2              8
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                744            (10)           104             (3)           (17)
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 744            (10)           104             (3)           (17)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)            (639)            60          3,425            189             23
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          102             50          3,472            188             14
                                                  ==============  =============  =============  =============  =============

                                                  -----------------------------

                                                                   Strategic
                                                       Bond          Bond
                                                       Fund          Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                 532              8
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                 55              -
                                                  -------------  -------------
    Net investment income (loss)                            477              8
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               170              2
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                170              2
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (66)             -
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             581             10
                                                  =============  =============


See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                                                    Putnam
                                                  -------------------------------------------------------------------------
                                                                                                              International
                                                     Growth &          New                     International       New
                                                      Income          Value         Vista         Growth      Opportunities
                                                       Fund           Fund          Fund           Fund           Fund
                                                  --------------  ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $          659              2             -             68             35
                                                  --------------  ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                 216              -            86             37             35
                                                  --------------  ------------- -------------  -------------  -------------
    Net investment income (loss)                             443              2           (86)            31              -
                                                  --------------  ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (1,451)            10        (1,889)          (238)        (2,474)
  Realized gain distributions                                  -              -             -              -              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net realized gain (loss)                              (1,451)            10        (1,889)          (238)        (2,474)
                                                  --------------  ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          10,541              4         6,594          1,936          4,187
                                                  --------------  ------------- -------------  -------------  -------------

    Net increase (decrease) in net assets from
     operations                                   $        9,533             16         4,619          1,729          1,713
                                                  ==============  ============= =============  =============  =============

                                                           Templeton
                                                  ---------------------------
                                                     Global        Franklin
                                                     Income         Small
                                                   Securities        Cap
                                                      Fund           Fund
                                                  ------------- -------------
Investment income:
  Dividends                                               5,635             -
                                                  ------------- -------------
Expenses:
  Mortality and expense risk                                  -             -
                                                  ------------- -------------
    Net investment income (loss)                          5,635             -
                                                  ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               388        (1,791)
  Realized gain distributions                                 -             -
                                                  ------------- -------------
    Net realized gain (loss)                                388        (1,791)
                                                  ------------- -------------
Change in unrealized appreciation (depreciation)          8,924
                                                  ------------- -------------
                                                                       26,648
    Net increase (decrease) in net assets from
     operations                                          14,947        24,857
                                                  ============= =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2003

                                                                                  Templeton
                                                  -------------------------------------------------------------------------
                                                                                   Developing        Mutual     Franklin Large
                                                      Growth         Foreign        Markets          Shares       Cap Growth
                                                    Securities      Securities     Securities      Securities     Securities
                                                       Fund            Fund           Fund            Fund           Fund
                                                  --------------  -------------  -------------    ------------- --------------
Investment income:
  Dividends                                       $           59            707            118               74           498
                                                  --------------  -------------  -------------    ------------- -------------
Expenses:
  Mortality and expense risk                                   -             73             48               36             -
                                                  --------------  -------------  -------------    ------------- -------------
    Net investment income (loss)                              59            634             70               38           498
                                                  --------------  -------------  -------------    ------------- -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                (21)        (4,779)          (361)               2        (1,080)
  Realized gain distributions                                  -              -              -                -             -
                                                  --------------  -------------  -------------    ------------- -------------
    Net realized gain (loss)                                 (21)        (4,779)          (361)               2        (1,080)
                                                  --------------  -------------  -------------    ------------- -------------
Change in unrealized appreciation (depreciation)             987         14,084          3,962            1,382        16,851
                                                  --------------  -------------  -------------    ------------- -------------
    Net increase (decrease) in net assets from
     operations                                   $        1,025          9,939          3,671            1,422        16,269
                                                  ==============  =============  =============    ============= =============





                                                      Total
                                                  -------------
Investment income:
  Dividends                                             109,347
                                                  -------------
Expenses:
  Mortality and expense risk                             25,935
                                                  -------------
    Net investment income (loss)                         83,412
                                                  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares          (705,058)
  Realized gain distributions                            16,787
                                                  -------------
    Net realized gain (loss)                           (688,271)
                                                  -------------
Change in unrealized appreciation (depreciation)      2,928,828
                                                  -------------
    Net increase (decrease) in net assets from
     operations                                       2,323,969
                                                  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                       Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett
                                                        Growth &         Bond        Developing       Mid-Cap        Growth
                                                         Income        Debenture       Growth          Value       Opportunity
                                                        Portfolio      Portfolio    Portfolio (e)    Portfolio    Portfolio (f)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $       28,036         10,464            (21)         2,984            (41)
  Net realized gain (loss)                                  (12,930)        (9,407)      (148,082)         9,514          6,219
  Change in unrealized appreciation (depreciation)          960,537         92,107        150,396         94,768         74,807
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             975,643         93,164          2,293        107,266         80,985
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company
   redemptions                                                 (102)          (112)           (58)          (146)             -
  Payments received from contract owners                    107,277         16,711             67            273            133
  Transfers between sub-accounts (including fixed
   account), net                                          1,250,288        232,443       (275,810)        (1,194)       285,711
  Transfers for contract benefits, terminations and
   insurance charges                                       (220,342)        (7,791)       (11,502)       (11,580)       (36,054)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                1,137,121        241,251       (287,303)       (12,647)       249,790
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                 2,112,764        334,415       (285,010)        94,619        330,775
Net assets at beginning of period                         2,196,270        366,012        285,010        420,053              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $    4,309,034        700,427              -        514,672        330,775
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                                        JP Morgan
                                                       Met/Putnam       Small Cap
                                                        Research          Stock
                                                       Portfolio        Portfolio
                                                     -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (437)               -
  Net realized gain (loss)                                    (509)          (2,776)
  Change in unrealized appreciation (depreciation)          23,057           50,014
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     operations                                             22,111           47,238
                                                     -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company
   payments                                                      -                -
  MetLife Investors Insurance Company
   redemptions                                                 (92)             (77)
  Payments received from contract owners                    21,292               49
  Transfers between sub-accounts (including fixed
   account), net                                            60,226             (161)
  Transfers for contract benefits, terminations and
   insurance charges                                             -          (10,607)
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                  81,426          (10,796)
                                                     -------------    -------------
    Net increase (decrease) in net assets                  103,537           36,442
Net assets at beginning of period                           29,829          170,485
                                                     -------------    -------------
Net assets at end of period                                133,366          206,927
                                                     =============    =============

(e) For the period from January 1, 2003 to April 25, 2003.
(f) For the period from April 25, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003


                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                        JP Morgan      JP Morgan      JP Morgan      JP Morgan         AIM
                                                        Enhanced     International     Quality        Select         Mid Cap
                                                          Index         Equity          Bond          Equity       Core Equity
                                                      Portfolio (e)  Portfolio (e)    Portfolio      Portfolio      Portfolio
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        9,828          1,202          9,487          3,659           (362)
  Net realized gain (loss)                                 (420,221)      (119,368)           796         (6,321)         2,095
  Change in unrealized appreciation (depreciation)          429,475        112,802         (1,093)       175,509         27,320
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              19,082         (5,364)         9,190        172,847         29,053
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                  (60)           (55)          (125)           (76)          (104)
  Payments received from contract owners                          -             30             99              -         35,104
  Transfers between sub-accounts (including fixed
   account), net                                           (670,001)      (136,912)        (4,688)         2,647        107,124
  Transfers for contract benefits, terminations and
   insurance charges                                         (5,167)        (1,351)        (4,325)       (15,788)          (753)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (675,228)      (138,288)        (9,039)       (13,217)       141,371
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                  (656,146)      (143,652)           151        159,630        170,424
Net assets at beginning of period                           656,146        143,652        237,443        522,853          1,468
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $            -              -        237,594        682,483        171,892
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                          AIM        Third Avenue
                                                       Small Cap      Small Cap
                                                        Growth          Value
                                                       Portfolio      Portfolio
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                (464)           270
  Net realized gain (loss)                                   1,132          1,710
  Change in unrealized appreciation (depreciation)          29,894         30,933
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             30,562         32,913
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (95)          (123)
  Payments received from contract owners                     4,808         12,427
  Transfers between sub-accounts (including fixed
   account), net                                           169,511        159,771
  Transfers for contract benefits, terminations and
   insurance charges                                          (819)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 173,405        172,075
                                                     -------------  -------------
    Net increase (decrease) in net assets                  203,967        204,988
Net assets at beginning of period                            2,399            655
                                                     -------------  -------------
Net assets at end of period                                206,366        205,643
                                                     =============  =============

(e) For the period from January 1, 2003 to April 25, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                                   Met Investors
                                                     --------------------------------------------------------------
                                                         Janus            MFS        T Rowe Price     Oppenheimer
                                                       Aggressive      Research        Mid Cap          Capital
                                                         Growth      International      Growth        Appreciation
                                                       Portfolio       Portfolio      Portfolio        Portfolio
                                                     --------------  -------------  -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $         (420)         1,585           (635)            (289)
  Net realized gain (loss)                                      357          2,619            386              684
  Change in unrealized appreciation (depreciation)           22,061         94,488         40,626           17,844
                                                     --------------  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                              21,998         98,692         40,377           18,239
                                                     --------------  -------------  -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -                -
  MetLife Investors Insurance Company of California
   redemptions                                                  (87)          (102)           (76)             (92)
  Payments received from contract owners                      5,248         24,928         33,902            2,620
  Transfers between sub-accounts (including fixed
   account), net                                            168,152        348,042        181,045           98,267
  Transfers for contract benefits, terminations and
   insurance charges                                           (751)       (11,522)          (411)            (883)
                                                     --------------  -------------  -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                  172,562        361,346        214,460           99,912
                                                     --------------  -------------  -------------    -------------
    Net increase (decrease) in net assets                   194,560        460,038        254,837          118,151
Net assets at beginning of period                             1,322         15,914          1,935            5,885
                                                     --------------  -------------  -------------    -------------
Net assets at end of period                          $      195,882        475,952        256,772          124,036
                                                     ==============  =============  =============    =============

                                                     -------------------------------------------
                                                          PIMCO                         PIMCO
                                                        Inflation        PIMCO          Money
                                                     Protected Bond    Innovation      Market
                                                     Portfolio A (g)   Portfolio      Portfolio
                                                     --------------- -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  253            (34)         1,992
  Net realized gain (loss)                                    1,625            106              -
  Change in unrealized appreciation (depreciation)             (783)         1,458              -
                                                      -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               1,095          1,530          1,992
                                                      -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                    -            (68)          (101)
  Payments received from contract owners                        382            351      9,232,175
  Transfers between sub-accounts (including fixed
   account), net                                             79,013         18,931     (7,511,407)
  Transfers for contract benefits, terminations and
   insurance charges                                              -            (33)       (44,511)
                                                      -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   79,395         19,181      1,676,156
                                                      -------------  -------------  -------------
    Net increase (decrease) in net assets                    80,490         20,711      1,678,148
Net assets at beginning of period                                 -            559      1,086,362
                                                      -------------  -------------  -------------
Net assets at end of period                                  80,490         21,270      2,764,510
                                                      =============  =============  =============

(g) For the period from May 1, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003


                                                             Met Investors                                           MetLife
                                                     -----------------------------  --------------------------------------------
                                                         PIMCO          Harris                         Harris
                                                      Total Return      Oakmark         Davis         Oakmark       Jennison
                                                          Bond       International     Venture        Focused        Growth
                                                       Portfolio       Portfolio     Value Fund A    Value Fund     Portfolio
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $        3,995          1,522           (784)          (703)          (491)
  Net realized gain (loss)                                    8,494          1,542          1,785          1,227            523
  Change in unrealized appreciation (depreciation)           (1,909)        36,687         75,955         53,655         29,210
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              10,580         39,751         76,956         54,179         29,242
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (109)           (97)           (99)          (104)          (116)
  Payments received from contract owners                     28,345          3,690         31,643         32,123          2,756
  Transfers between sub-accounts (including fixed
   account), net                                            381,389        185,838        376,728        289,303        217,989
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -              -              -           (877)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  409,625        189,431        408,272        321,322        219,752
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   420,205        229,182        485,228        375,501        248,994
Net assets at beginning of period                            28,269          1,385         24,822          6,823            637
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      448,474        230,567        510,050        382,324        249,631
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------

                                                         Stock        SSR Money
                                                         Index         Market
                                                       Portfolio    Portfolio (f)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               3,008            841
  Net realized gain (loss)                                  33,294              2
  Change in unrealized appreciation (depreciation)          69,746              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            106,048            843
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (91)          (100)
  Payments received from contract owners                     5,243             37
  Transfers between sub-accounts (including fixed
   account), net                                           275,607        186,441
  Transfers for contract benefits, terminations and
   insurance charges                                        (1,601)        (3,534)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 279,158        182,844
                                                     -------------  -------------
    Net increase (decrease) in net assets                  385,206        183,687
Net assets at beginning of period                          218,536              -
                                                     -------------  -------------
Net assets at end of period                                603,742        183,687
                                                     =============  =============

(f) For the period from April 25, 2003 to December 31, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                          GACC                                        Russell
                                                     --------------  -----------------------------------------------------------
                                                                         Multi-
                                                         Money           Style        Aggressive                       Core
                                                         Market          Equity         Equity         Non-US          Bond
                                                        Fund (e)          Fund           Fund           Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          606              -              -              -              2
  Net realized gain (loss)                                   (1,505)           (35)           (12)           (36)            10
  Change in unrealized appreciation (depreciation)            1,575             43             33             46             (8)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 676              8             21             10              4
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (417)           (68)           (95)           (69)          (128)
  Payments received from contract owners                         12              -              -              -              -
  Transfers between sub-accounts (including fixed
   account), net                                           (186,459)             1              -              -              -
  Transfers for contract benefits, terminations and
   insurance charges                                         (2,072)             -              -              -             (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (188,936)           (67)           (95)           (69)          (129)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                  (188,260)           (59)           (74)           (59)          (125)
Net assets at beginning of period                           188,260             59             74             59            125
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $            -              -              -              -              -
                                                     ==============  =============  =============  =============  =============

                                                                           AIM
                                                     --------------   -------------
                                                          Real
                                                         Estate          Premier
                                                       Securities        Equity
                                                          Fund            Fund
                                                     -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   3              203
  Net realized gain (loss)                                      35           (4,203)
  Change in unrealized appreciation (depreciation)             (11)          27,351
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     operations                                                 27           23,351
                                                     -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -                -
  MetLife Investors Insurance Company of California
   redemptions                                                (155)             (55)
  Payments received from contract owners                         -           10,197
  Transfers between sub-accounts (including fixed
   account), net                                                 -           (2,021)
  Transfers for contract benefits, terminations and
   insurance charges                                            (1)          (2,294)
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (156)           5,827
                                                     -------------    -------------
    Net increase (decrease) in net assets                     (129)          29,178
Net assets at beginning of period                              129           87,988
                                                     -------------    -------------
Net assets at end of period                                      -          117,166
                                                     =============    =============

(e) For the period from January 1, 2003 to April 25, 2003.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                  AIM                         Alliance               Liberty
                                                     -----------------------------  ----------------------------  -------------
                                                                                                     Bernstein       Newport
                                                        Capital      International     Premier      Real Estate    Tiger Fund,
                                                      Appreciation      Growth         Growth       Investment      Variable
                                                          Fund           Fund         Portfolio      Portfolio       Series
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          (39)           146           (116)           218              -
  Net realized gain (loss)                                  (14,584)          (293)        (6,239)           328            (31)
  Change in unrealized appreciation (depreciation)           76,462          7,115         10,400          2,791             44
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              61,839          6,968          4,045          3,337             13
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                  (57)          (113)           (52)          (154)           (73)
  Payments received from contract owners                      3,830             98          4,648            284              -
  Transfers between sub-accounts (including fixed
   account), net                                             (1,347)            26         (7,575)        (2,399)             2
  Transfers for contract benefits, terminations and
   insurance charges                                        (18,337)          (607)          (358)             -             (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (15,911)          (596)        (3,337)        (2,269)           (72)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    45,928          6,372            708          1,068            (59)
Net assets at beginning of period                           216,795         24,333         22,504         10,802             59
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      262,723         30,705         23,212         11,870              -
                                                     ==============  =============  =============  =============  =============

                                                             Goldman Sachs
                                                     ----------------------------

                                                        Growth &    International
                                                         Income        Equity
                                                          Fund          Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -             12
  Net realized gain (loss)                                     (29)            (8)
  Change in unrealized appreciation (depreciation)              40            105
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 11            109
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (82)           (63)
  Payments received from contract owners                         -            225
  Transfers between sub-accounts (including fixed
   account), net                                                 -           (108)
  Transfers for contract benefits, terminations and
   insurance charges                                            (4)            (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (86)            53
                                                     -------------  -------------
    Net increase (decrease) in net assets                      (75)           162
Net assets at beginning of period                               75            256
                                                     -------------  -------------
Net assets at end of period                                      -            418
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                      Scudder II
                                                     --------------------------------------------  --------------
                                                          Small         Dreman
                                                           Cap         Small Cap      Government
                                                         Growth          Value        Securities      Research
                                                        Portfolio      Portfolio      Portfolio        Series
                                                     --------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          (13)             4             10            (16)
  Net realized gain (loss)                                   (1,176)            36              5           (801)
  Change in unrealized appreciation (depreciation)            1,812            (13)           (14)         5,478
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 623             27              1          4,661
                                                     --------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                  (50)          (129)          (124)           (60)
  Payments received from contract owners                          -              -             99          9,820
  Transfers between sub-accounts (including fixed
   account), net                                               (656)             -            (37)        (4,030)
  Transfers for contract benefits, terminations and
   insurance charges                                            (16)            (6)             -              -
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (722)          (135)           (62)         5,730
                                                     --------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       (99)          (108)           (61)        10,391
Net assets at beginning of period                             2,557            108            224         14,806
                                                     --------------  -------------  -------------  -------------
Net assets at end of period                          $        2,458              -            163         25,197
                                                     ==============  =============  =============  =============

                                                                   MFS
                                                     --------------------------------------------

                                                       Investors       Emerging         High
                                                         Trust          Growth         Income
                                                        Series          Series         Series
                                                     -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (16)           (14)           218
  Net realized gain (loss)                                  (1,386)          (167)            18
  Change in unrealized appreciation (depreciation)           5,554            835            534
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              4,152            654            770
                                                     -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (72)           (43)          (103)
  Payments received from contract owners                     9,160          1,254             49
  Transfers between sub-accounts (including fixed
   account), net                                            (5,551)          (552)         4,849
  Transfers for contract benefits, terminations and
   insurance charges                                           (11)            (8)            (3)
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   3,526            651          4,792
                                                     -------------  -------------  -------------
    Net increase (decrease) in net assets                    7,678          1,305          5,562
Net assets at beginning of period                           16,754          1,847            145
                                                     -------------  -------------  -------------
Net assets at end of period                                 24,432          3,152          5,707
                                                     =============  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003


                                                                  MFS                                              Oppenheimer
                                                     -----------------------------  ----------------------------------------------
                                                                                                    Main Street
                                                        Strategic         New          Capital       Growth &          High
                                                         Income        Discovery     Appreciation     Income          Income
                                                         Series         Series           Fund          Fund            Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           (3)             -            (57)             2              8
  Net realized gain (loss)                                      744            (10)           104             (3)           (17)
  Change in unrealized appreciation (depreciation)             (639)            60          3,425            189             23
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 102             50          3,472            188             14
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (122)           (69)           (67)           (73)          (109)
  Payments received from contract owners                          -             72          3,296            527              -
  Transfers between sub-accounts (including fixed
   account), net                                             (9,818)           (24)        20,799           (208)             -
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -             (3)             -             (1)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   (9,940)           (21)        24,025            246           (110)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    (9,838)            29         27,497            434            (96)
Net assets at beginning of period                             9,838             98          2,092            563             96
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $            -            127         29,589            997              -
                                                     ==============  =============  =============  =============  =============

                                                     ---------------------------

                                                                      Strategic
                                                          Bond          Bond
                                                          Fund          Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 477              8
  Net realized gain (loss)                                     170              2
  Change in unrealized appreciation (depreciation)             (66)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                581             10
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                (125)          (123)
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                            (3,214)             -
  Transfers for contract benefits, terminations and
   insurance charges                                             -             (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (3,339)          (124)
                                                     -------------  -------------
    Net increase (decrease) in net assets                   (2,758)          (114)
Net assets at beginning of period                           12,362            114
                                                     -------------  -------------
Net assets at end of period                                  9,604              -
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                       Putnam
                                                     --------------------------------------------------------------------------
                                                                                                                  International
                                                        Growth &          New                      International       New
                                                         Income          Value          Vista         Growth      Opportunities
                                                          Fund           Fund           Fund           Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          443              2            (86)            31              -
  Net realized gain (loss)                                   (1,451)            10         (1,889)          (238)        (2,474)
  Change in unrealized appreciation (depreciation)           10,541              4          6,594          1,936          4,187
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               9,533             16          4,619          1,729          1,713
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                  (92)          (119)           (47)           (66)           (46)
  Payments received from contract owners                     13,428              -          1,114            265              -
  Transfers between sub-accounts (including fixed
   account), net                                             (8,600)             -          2,977             32         (1,842)
  Transfers for contract benefits, terminations and
   insurance charges                                           (428)            (1)          (311)            (2)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    4,308           (120)         3,733            229         (1,888)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    13,841           (104)         8,352          1,958           (175)
Net assets at beginning of period                            33,379            104         10,146          5,890          7,278
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       47,220              -         18,498          7,848          7,103
                                                     ==============  =============  =============  =============  =============

                                                               Templeton
                                                     ----------------------------
                                                         Global        Franklin
                                                         Income         Small
                                                       Securities        Cap
                                                          Fund           Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                               5,635              -
  Net realized gain (loss)                                     388         (1,791)
  Change in unrealized appreciation (depreciation)           8,924         26,648
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             14,947         24,857
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -              -
  MetLife Investors Insurance Company of California
   redemptions                                                (142)          (152)
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -         (1,180)
  Transfers for contract benefits, terminations and
   insurance charges                                        (1,767)        (1,780)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (1,909)        (3,112)
                                                     -------------  -------------
    Net increase (decrease) in net assets                   13,038         21,745
Net assets at beginning of period                           66,676         67,703
                                                     -------------  -------------
Net assets at end of period                                 79,714         89,448
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2003

                                                                                      Templeton
                                                     --------------------------------------------------------------------------
                                                                                      Developing       Mutual     Franklin Large
                                                         Growth         Foreign        Markets         Shares       Cap Growth
                                                       Securities      Securities     Securities     Securities     Securities
                                                          Fund            Fund           Fund           Fund           Fund
                                                     --------------  -------------  -------------  -------------  --------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $           59            634             70             38            498
  Net realized gain (loss)                                      (21)        (4,779)          (361)             2         (1,080)
  Change in unrealized appreciation (depreciation)              987         14,084          3,962          1,382         16,851
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               1,025          9,939          3,671          1,422         16,269
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                       -              -              -              -              -
  MetLife Investors Insurance Company of California
   redemptions                                                 (112)          (165)           (92)          (117)          (103)
  Payments received from contract owners                          -            434            316            273              -
  Transfers between sub-accounts (including fixed
   account), net                                                 57         (1,854)        (1,703)          (510)           495
  Transfers for contract benefits, terminations and
   insurance charges                                            (86)        (6,202)             -              -         (1,567)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     (141)        (7,787)        (1,479)          (354)        (1,175)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       884          2,152          2,192          1,068         15,094
Net assets at beginning of period                             3,138         36,141          8,142          5,885         60,446
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $        4,022         38,293         10,334          6,953         75,540
                                                     ==============  =============  =============  =============  =============





                                                         Total
                                                     -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                              83,412
  Net realized gain (loss)                                (688,271)
  Change in unrealized appreciation (depreciation)       2,928,828
                                                     -------------
    Net increase (decrease) in net assets from
     operations                                          2,323,969
                                                     -------------
Contract transactions:
  MetLife Investors Insurance Company of California
   payments                                                      -
  MetLife Investors Insurance Company of California
   redemptions                                              (6,570)
  Payments received from contract owners                 9,661,114
  Transfers between sub-accounts (including fixed
   account), net                                        (3,736,157)
  Transfers for contract benefits, terminations and
   insurance charges                                      (426,071)
                                                     -------------
    Net increase (decrease) in net assets from
     contract transactions                               5,492,316
                                                     -------------
    Net increase (decrease) in net assets                7,816,285
Net assets at beginning of period                        7,342,774
                                                     -------------
Net assets at end of period                             15,159,059
                                                     =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                                                               Met Investors
                                                  ----------------------------------------------------------------------------
                                                    Lord Abbett    Lord Abbett    Lord Abbett      Lord Abbett
                                                     Growth &         Bond        Developing         Mid-Cap      Met/Putnam
                                                      Income        Debenture       Growth            Value        Research
                                                     Portfolio      Portfolio      Portfolio        Portfolio    Portfolio (h)
                                                  --------------  -------------  -------------    -------------  -------------
Investment income:
  Dividends                                       $       22,731         32,096              -            2,033            150
                                                  --------------  -------------  -------------    -------------  -------------
Expenses:
  Mortality and expense risk                                  94             26             99              100             22
                                                  --------------  -------------  -------------    -------------  -------------
    Net investment income (loss)                          22,637         32,070            (99)           1,933            128
                                                  --------------  -------------  -------------    -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (6,869)        (7,561)       (11,975)          17,638             15
  Realized gain distributions                            161,953              -              -           16,923              -
                                                  --------------  -------------  -------------    -------------  -------------
    Net realized gain (loss)                             155,084         (7,561)       (11,975)          34,561             15
                                                  --------------  -------------  -------------    -------------  -------------
Change in unrealized appreciation (depreciation)        (659,846)       (25,946)      (111,203)         (83,173)           255
                                                  --------------  -------------  -------------    -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $     (482,125)        (1,437)      (123,277)         (46,679)           398
                                                  ==============  =============  =============    =============  =============

                                                  ---------------------------
                                                    JP Morgan      JP Morgan
                                                    Small Cap      Enhanced
                                                      Stock          Index
                                                    Portfolio      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                 171          7,504
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -             65
                                                  -------------  -------------
    Net investment income (loss)                            171          7,439
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (2,323)       (29,848)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                             (2,323)       (29,848)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        (44,578)      (204,632)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         (46,730)      (227,041)
                                                  =============  =============

(h) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                                                               Met Investors
                                                  --------------------------------------------------------------------------
                                                     JP Morgan      JP Morgan     JP Morgan         AIM            AIM
                                                   International     Quality       Select         Mid Cap       Small Cap
                                                      Equity          Bond         Equity       Core Equity      Growth
                                                     Portfolio      Portfolio     Portfolio    Portfolio (h)  Portfolio (h)
                                                  --------------  ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $            -         10,698         4,151              1              -
                                                  --------------  ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -             59             -              2              3
                                                  --------------  ------------- -------------  -------------  -------------
    Net investment income (loss)                               -         10,639         4,151             (1)            (3)
                                                  --------------  ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (5,078)           478       (32,972)            (1)             1
  Realized gain distributions                                  -              -             -              1              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net realized gain (loss)                              (5,078)           478       (32,972)             -              1
                                                  --------------  ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)         (23,402)         7,877      (169,232)           (18)           (19)
                                                  --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $      (28,480)        18,994      (198,053)           (19)           (21)
                                                  ==============  ============= =============  =============  =============

                                                  -----------------------------
                                                  Third Avenue       Janus
                                                    Small Cap     Aggressive
                                                      Value         Growth
                                                  Portfolio (i)  Portfolio (i)
                                                  -------------  -------------
Investment income:
  Dividends                                                   2              1
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              2
                                                  -------------  -------------
    Net investment income (loss)                              2             (1)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -             (3)
  Realized gain distributions                                 1              -
                                                  -------------  -------------
    Net realized gain (loss)                                  1             (3)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (21)           (71)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (18)           (75)
                                                  =============  =============

(h) For the period from February 1, 2002 to December 31, 2002.
(i) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                                                               Met Investors
                                                  -------------------------------------------------------------------------
                                                       MFS       T Rowe Price    Oppenheimer                      PIMCO
                                                    Research        Mid Cap        Capital         PIMCO          Money
                                                  International     Growth      Appreciation    Innovation       Market
                                                  Portfolio (h)  Portfolio (h)  Portfolio (h)  Portfolio (h)  Portfolio (h)
                                                  -------------- -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $           26             -              3              -          2,337
                                                  -------------- -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  20             3              8              -          1,132
                                                  -------------- -------------  -------------  -------------  -------------
    Net investment income (loss)                               6            (3)            (5)             -          1,205
                                                  -------------- -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  4            (2)             9             (1)             -
  Realized gain distributions                                  -            12              -              -              -
                                                  -------------- -------------  -------------  -------------  -------------
    Net realized gain (loss)                                   4            10              9             (1)             -
                                                  -------------- -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             657           (46)           409           (114)             -
                                                  -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          667           (39)           413           (115)         1,205
                                                  ============== =============  =============  =============  =============

                                                  -----------------------------
                                                      PIMCO           Harris
                                                  Total Return        Oakmark
                                                      Bond         International
                                                  Portfolio (h)    Portfolio (h)
                                                  -------------    -------------
Investment income:
  Dividends                                                   -                2
                                                  -------------    -------------
Expenses:
  Mortality and expense risk                                 33                2
                                                  -------------    -------------
    Net investment income (loss)                            (33)               -
                                                  -------------    -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 3               (3)
  Realized gain distributions                                 -                -
                                                  -------------    -------------
    Net realized gain (loss)                                  3               (3)
                                                  -------------    -------------
Change in unrealized appreciation (depreciation)            698              (26)
                                                  -------------    -------------
    Net increase (decrease) in net assets from
     operations                                             668              (29)
                                                  =============    =============

(h) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                                            MetLife                                 GACC
                                                  -----------------------------------------------------------  -------------
                                                                      Harris
                                                       Davis         Oakmark       Jennison         Stock          Money
                                                   Venture Value     Focused        Growth          Index          Market
                                                    Fund A (h)    Value Fund (h) Portfolio (i)  Portfolio (h)       Fund
                                                  --------------  -------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $            1              -              -              1          7,571
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  30              8              -            421              1
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                             (29)            (8)             -           (420)         7,570
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 34              9              -           (374)          (649)
  Realized gain distributions                                  -              -              -              1              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                  34              9              -           (373)          (649)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)           1,921            730            (36)       (18,985)        (3,383)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $        1,926            731            (36)       (19,778)         3,538
                                                  ==============  =============  =============  =============  =============

                                                             Russell
                                                  ----------------------------
                                                      Multi-
                                                      Style        Aggressive
                                                      Equity         Equity
                                                       Fund           Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                              -              -
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -              -
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                  -              -
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            (18)           (18)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (18)           (18)
                                                  =============  =============

(h) For the period from February 1, 2002 to December 31, 2002.
(i) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                                    Russell                                        AIM
                                                  -------------------------------------------  -----------------------------
                                                                                     Real
                                                                      Core          Estate        Premier        Capital
                                                      Non-US          Bond        Securities      Equity       Appreciation
                                                       Fund           Fund           Fund          Fund            Fund
                                                  --------------  ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $            1              3             7            355              -
                                                  --------------  ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              1             1             85             35
                                                  --------------  ------------- -------------  -------------  -------------
    Net investment income (loss)                               1              2             6            270            (35)
                                                  --------------  ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -              -             -        (11,343)       (12,357)
  Realized gain distributions                                  -              3             1              -              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net realized gain (loss)                                   -              3             1        (11,343)       (12,357)
                                                  --------------  ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (11)             3            (3)       (28,365)       (58,956)
                                                  --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (10)             8             4        (39,438)       (71,348)
                                                  ==============  ============= =============  =============  =============

                                                                   Alliance
                                                  -------------- -------------

                                                  International     Premier
                                                     Growth         Growth
                                                      Fund         Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                 159              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  4            140
                                                  -------------  -------------
    Net investment income (loss)                            155           (140)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (717)        (3,270)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                               (717)        (3,270)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)         (4,096)        (6,131)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                          (4,658)        (9,541)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                     Alliance        Liberty                            Goldman Sachs
                                                  --------------  -------------  --------------------------------------------
                                                     Bernstein       Newport
                                                    Real Estate    Tiger Fund,      Growth &    International      Global
                                                    Investment      Variable         Income        Equity          Income
                                                     Portfolio       Series           Fund          Fund          Fund (j)
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $          328              1              2              3              -
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  67              4              8              1             18
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                             261             (3)            (6)             2            (18)
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                459           (651)          (653)           (15)          (239)
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                 459           (651)          (653)           (15)          (239)
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)            (315)           539            476            (27)           270
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          405           (115)          (183)           (40)            13
                                                  ==============  =============  =============  =============  =============

                                                                   Scudder II
                                                  -------------- -------------
                                                                     Small
                                                     Internet         Cap
                                                    Tollkeeper       Growth
                                                     Fund (j)      Portfolio
                                                  -------------  -------------
Investment income:
  Dividends                                                   -              -
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -             20
                                                  -------------  -------------
    Net investment income (loss)                              -            (20)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares               (58)        (1,520)
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                                (58)        (1,520)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)             34           (153)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (24)        (1,693)
                                                  =============  =============

(j) For the period from January 1, 2002 to May 1, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                           Scudder II                                              MFS
                                                  ----------------------------- --------------------------------------------
                                                      Dreman
                                                     Small Cap     Government                    Investors       Emerging
                                                       Value       Securities      Research        Trust          Growth
                                                     Portfolio     Portfolio        Series        Series          Series
                                                  --------------  ------------- -------------  -------------  -------------
Investment income:
  Dividends                                       $            5              6            28             79              -
                                                  --------------  ------------- -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   4              1            75             92             13
                                                  --------------  ------------- -------------  -------------  -------------
    Net investment income (loss)                               1              5           (47)           (13)           (13)
                                                  --------------  ------------- -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                286              -        (3,047)        (1,601)          (963)
  Realized gain distributions                                  -              -             -              -              -
                                                  --------------  ------------- -------------  -------------  -------------
    Net realized gain (loss)                                 286              -        (3,047)        (1,601)          (963)
                                                  --------------  ------------- -------------  -------------  -------------
Change in unrealized appreciation (depreciation)            (288)             8          (927)        (2,474)           (59)
                                                  --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $           (1)            13        (4,021)        (4,088)        (1,035)
                                                  ==============  ============= =============  =============  =============

                                                  -----------------------------

                                                       High        Strategic
                                                      Income        Income
                                                      Series        Series
                                                  -------------  -------------
Investment income:
  Dividends                                                  81              4
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  5             36
                                                  -------------  -------------
    Net investment income (loss)                             76            (32)
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares              (245)            20
  Realized gain distributions                                 -              -
                                                  -------------  -------------
    Net realized gain (loss)                               (245)            20
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)            159            634
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (10)           622
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                        MFS                                      Oppenheimer
                                                  --------------  ----------------------------------------------------------
                                                                                  Main Street
                                                        New          Capital       Growth &          High
                                                     Discovery     Appreciation     Income          Income         Bond
                                                      Series           Fund          Fund            Fund          Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            -              2              3             10            880
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -              5              3              -             65
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               -             (3)             -             10            815
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 (8)           (14)            (3)             -              3
  Realized gain distributions                                  -              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                  (8)           (14)            (3)             -              3
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (40)          (105)           (95)           (13)           163
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (48)          (122)           (98)            (3)           981
                                                  ==============  =============  =============  =============  =============

                                                                     Putnam
                                                  -------------- -------------

                                                    Strategic       Growth &
                                                      Bond           Income
                                                      Fund            Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                   9            536
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -            186
                                                  -------------  -------------
    Net investment income (loss)                              9            350
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                 -         (1,338)
  Realized gain distributions                                 -            178
                                                  -------------  -------------
    Net realized gain (loss)                                  -         (1,160)
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)             (1)        (6,618)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               8         (7,428)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002

                                                                             Putnam
                                                  -----------------------------------------------------------  ----------------
                                                                                                International     Global
                                                        New                      International       New          Income
                                                       Value          Vista         Growth      Opportunities   Securities
                                                       Fund           Fund           Fund           Fund           Fund
                                                  --------------  -------------  -------------  -------------  -------------
Investment income:
  Dividends                                       $            1              -             70             73            697
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                   -             59             36             44              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                               1            (59)            34             29            697
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares                  -           (478)          (306)          (386)            95
  Realized gain distributions                                  4              -              -              -              -
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                                   4           (478)          (306)          (386)            95
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)             (23)        (3,501)        (1,046)          (850)        11,083
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $          (18)        (4,038)        (1,318)        (1,207)        11,875
                                                  ==============  =============  =============  =============  =============

                                                   Templeton
                                                  --------------------------
                                                     Franklin
                                                      Small          Growth
                                                       Cap         Securities
                                                       Fund           Fund
                                                  -------------  -------------
Investment income:
  Dividends                                                 347             89
                                                  -------------  -------------
Expenses:
  Mortality and expense risk                                  -              -
                                                  -------------  -------------
    Net investment income (loss)                            347             89
                                                  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares            (1,137)         1,124
  Realized gain distributions                                 -             82
                                                  -------------  -------------
    Net realized gain (loss)                             (1,137)         1,206
                                                  -------------  -------------
Change in unrealized appreciation (depreciation)        (26,259)        (1,461)
                                                  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                         (27,049)          (166)
                                                  =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Operations
For the Year ended December 31, 2002


                                                                           Templeton
                                                  -----------------------------------------------------------
                                                                    Developing       Mutual     Franklin Large
                                                     Foreign         Markets         Shares       Cap Growth
                                                    Securities      Securities     Securities     Securities
                                                       Fund            Fund           Fund           Fund          Total
                                                  --------------  -------------  -------------  -------------- -------------
Investment income:
  Dividends                                       $          747            146             63            564         94,778
                                                  --------------  -------------  -------------  -------------  -------------
Expenses:
  Mortality and expense risk                                  84             48             36              -          3,306
                                                  --------------  -------------  -------------  -------------  -------------
    Net investment income (loss)                             663             98             27            564         91,472
                                                  --------------  -------------  -------------  -------------  -------------
Net realized gain (loss) on investments:
  Realized gain (loss) on sale of fund shares             (7,732)          (253)            (3)        (1,112)      (126,930)
  Realized gain distributions                                  -              -            145              -        179,304
                                                  --------------  -------------  -------------  -------------  -------------
    Net realized gain (loss)                              (7,732)          (253)           142         (1,112)        52,374
                                                  --------------  -------------  -------------  -------------  -------------
Change in unrealized appreciation (depreciation)          (1,763)           139         (1,008)       (17,701)    (1,481,001)
                                                  --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                   $       (8,832)           (16)          (839)       (18,249)    (1,337,155)
                                                  ==============  =============  =============  =============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                                  Met Investors
                                                     --------------------------------------------------------------------------
                                                       Lord Abbett    Lord Abbett    Lord Abbett    Lord Abbett
                                                        Growth &         Bond        Developing       Mid-Cap      Met/Putnam
                                                         Income        Debenture       Growth          Value        Research
                                                        Portfolio      Portfolio      Portfolio      Portfolio    Portfolio (h)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $       22,637         32,070            (99)         1,933            128
  Net realized gain (loss)                                  155,084         (7,561)       (11,975)        34,561             15
  Change in unrealized appreciation (depreciation)         (659,846)       (25,946)      (111,203)       (83,173)           255
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (482,125)        (1,437)      (123,277)       (46,679)           398
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -            100
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract Owners                      7,200          2,313            217            290            917
  Transfers between sub-accounts (including fixed
   account), net                                             59,719         15,932           (365)         9,934         28,414
  Transfers for contract benefits, terminations and
   insurance charges                                       (210,313)       (29,917)       (30,358)       (33,237)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                 (143,394)       (11,672)       (30,506)       (23,013)        29,431
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net Assets                  (625,519)       (13,109)      (153,783)       (69,692)        29,829
Net assets at beginning of period                         2,821,789        379,121        438,793        489,745              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $    2,196,270        366,012        285,010        420,053         29,829
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                       JP Morgan      JP Morgan
                                                       Small Cap      Enhanced
                                                         Stock          Index
                                                       Portfolio      Portfolio
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 171          7,439
  Net realized gain (loss)                                  (2,323)       (29,848)
  Change in unrealized appreciation (depreciation)         (44,578)      (204,632)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (46,730)      (227,041)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract Owners                        49          3,664
  Transfers between sub-accounts (including fixed
   account), net                                            10,021        (37,030)
  Transfers for contract benefits, terminations and
   insurance charges                                        (7,266)       (29,531)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   2,804        (62,897)
                                                     -------------  -------------
    Net increase (decrease) in net Assets                  (43,926)      (289,938)
Net assets at beginning of period                          214,411        946,084
                                                     -------------  -------------
Net assets at end of period                                170,485        656,146
                                                     =============  =============

(h) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                                   Met Investors
                                                     ---------------------------------------------------------------------------
                                                        JP Morgan      JP Morgan      JP Morgan         AIM            AIM
                                                      International     Quality        Select         Mid Cap       Small Cap
                                                         Equity          Bond          Equity       Core Equity      Growth
                                                        Portfolio      Portfolio      Portfolio    Portfolio (h)  Portfolio (h)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -         10,639          4,151             (1)            (3)
  Net realized gain (loss)                                   (5,078)           478        (32,972)             -              1
  Change in unrealized appreciation (depreciation)          (23,402)         7,877       (169,232)           (18)           (19)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                             (28,480)        18,994       (198,053)           (19)           (21)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -            100            100
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                         89             99              -            413            688
  Transfers between sub-accounts (including fixed
   account), net                                              2,858         19,325            232            974          1,632
  Transfers for contract benefits, terminations and
   insurance charges                                         (7,079)        (4,984)       (60,265)             -              -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   (4,132)        14,440        (60,033)         1,487          2,420
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   (32,612)        33,434       (258,086)         1,468          2,399
Net assets at beginning of period                           176,264        204,009        780,939              -              -
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $      143,652        237,443        522,853          1,468          2,399
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------
                                                     Third Avenue       Janus
                                                       Small Cap     Aggressive
                                                         Value         Growth
                                                     Portfolio (i)  Portfolio (h)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   2             (1)
  Net realized gain (loss)                                       1             (3)
  Change in unrealized appreciation (depreciation)             (21)           (71)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (18)           (75)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                 100            100
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                         -            550
  Transfers between sub-accounts (including fixed
   account), net                                               574            747
  Transfers for contract benefits, terminations and
   insurance charges                                            (1)             -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                     673          1,397
                                                     -------------  -------------
    Net increase (decrease) in net assets                      655          1,322
Net assets at beginning of period                                -              -
                                                     -------------  -------------
Net assets at end of period                                    655          1,322
                                                     =============  =============

(h) For the period from February 1, 2002 to December 31, 2002.
(i) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                                  Met Investors
                                                     --------------------------------------------------------------------------
                                                          MFS       T Rowe Price    Oppenheimer                      PIMCO
                                                       Research        Mid Cap        Capital         PIMCO          Money
                                                     International     Growth      Appreciation    Innovation       Market
                                                     Portfolio (h)  Portfolio (h)  Portfolio (h)  Portfolio (h)  Portfolio (h)
                                                     -------------- -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            6            (3)            (5)             -          1,205
  Net realized gain (loss)                                        4            10              9             (1)             -
  Change in unrealized appreciation (depreciation)              657           (46)           409           (114)             -
                                                     -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 667           (39)           413           (115)         1,205
                                                     -------------- -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                  100           100            100            100            100
  MetLife Investors Insurance Company redemptions                 -             -              -              -              -
  Payments received from contract owners                      1,651           550            459              -      1,571,990
  Transfers between sub-accounts (including fixed
   account), net                                             13,496         1,324          4,913            574       (486,856)
  Transfers for contract benefits, terminations and
   insurance charges                                              -             -              -              -            (77)
                                                     -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   15,247         1,974          5,472            674      1,085,157
                                                     -------------- -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    15,914         1,935          5,885            559      1,086,362
Net assets at beginning of period                                 -             -              -              -              -
                                                     -------------- -------------  -------------  -------------  -------------
Net assets at end of period                          $       15,914         1,935          5,885            559      1,086,362
                                                     ============== =============  =============  =============  =============

                                                     -----------------------------
                                                         PIMCO         Harris
                                                     Total Return      Oakmark
                                                         Bond       International
                                                     Portfolio (h)  Portfolio (h)
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 (33)             -
  Net realized gain (loss)                                       3             (3)
  Change in unrealized appreciation (depreciation)             698            (26)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                668            (29)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                 100            100
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                     1,628            275
  Transfers between sub-accounts (including fixed
   account), net                                            25,873          1,040
  Transfers for contract benefits, terminations and
   insurance charges                                             -             (1)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  27,601          1,414
                                                     -------------  -------------
    Net increase (decrease) in net assets                   28,269          1,385
Net assets at beginning of period                                -              -
                                                     -------------  -------------
Net assets at end of period                                 28,269          1,385
                                                     =============  =============

(h) For the period from February 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                               MetLife                                 GACC
                                                     -----------------------------------------------------------  -------------
                                                                         Harris
                                                          Davis         Oakmark       Jennison         Stock          Money
                                                      Venture Value     Focused        Growth          Index          Market
                                                       Fund A (h)    Value Fund (h) Portfolio (i)  Portfolio (h)       Fund
                                                     --------------  -------------- -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          (29)            (8)             -           (420)         7,570
  Net realized gain (loss)                                       34              9              -           (373)          (649)
  Change in unrealized appreciation (depreciation)            1,921            730            (36)       (18,985)        (3,383)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                               1,926            731            (36)       (19,778)         3,538
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                  100            100            100            100            200
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract Owners                      3,210            734              -            550             50
  Transfers between sub-accounts (including fixed
   account), net                                             19,586          5,258            574        237,664         (1,223)
  Transfers for contract benefits, terminations and
   insurance charges                                              -              -             (1)             -         (6,354)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   22,896          6,092            673        238,314         (7,327)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net Assets                    24,822          6,823            637        218,536         (3,789)
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at beginning of period                                 -              -              -              -        192,049
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       24,822          6,823            637        218,536        188,260
                                                     ==============  =============  =============  =============  =============

                                                                Russell
                                                     ----------------------------
                                                         Multi-
                                                         Style        Aggressive
                                                         Equity         Equity
                                                          Fund           Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              -
  Net realized gain (loss)                                       -              -
  Change in unrealized appreciation (depreciation)             (18)           (18)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (18)           (18)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract Owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                                 -              -
  Transfers for contract benefits, terminations and
   insurance charges                                             -              -
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -              -
                                                     -------------  -------------
    Net increase (decrease) in net Assets                      (18)           (18)
                                                     -------------  -------------
Net assets at beginning of period                               77             92
                                                     -------------  -------------
Net assets at end of period                                     59             74
                                                     =============  =============

(h) For the period from February 1, 2002 to December 31, 2002.
(i) For the period from August 1, 2002 to December 31, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                       Russell                                        AIM
                                                     -------------------------------------------  -----------------------------
                                                                                        Real
                                                                         Core          Estate        Premier        Capital
                                                         Non-US          Bond        Securities      Equity       Appreciation
                                                          Fund           Fund           Fund          Fund            Fund
                                                     --------------  ------------- -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1              2             6            270            (35)
  Net realized gain (loss)                                        -              3             1        (11,343)       (12,357)
  Change in unrealized appreciation (depreciation)              (11)             3            (3)       (28,365)       (58,956)
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (10)             8             4        (39,438)       (71,348)
                                                     --------------  ------------- -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -             -              -              -
  MetLife Investors Insurance Company redemptions                 -              -             -              -              -
  Payments received from contract owners                          -              -             -         10,197          3,784
  Transfers between sub-accounts (including fixed
   account), net                                                  -              2             -        (15,254)        (6,677)
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)             -             -         (6,695)       (10,558)
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (1)             2             -        (11,752)       (13,451)
                                                     --------------  ------------- -------------  -------------  -------------
    Net increase (decrease) in net assets                       (11)            10             4        (51,190)       (84,799)
Net assets at beginning of period                                70            115           125        139,178        301,594
                                                     --------------  ------------- -------------  -------------  -------------
Net assets at end of period                          $           59            125           129         87,988        216,795
                                                     ==============  ============= =============  =============  =============

                                                                        Alliance
                                                     --------------   -------------

                                                     International       Premier
                                                        Growth           Growth
                                                         Fund           Portfolio
                                                     -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 155             (140)
  Net realized gain (loss)                                    (717)          (3,270)
  Change in unrealized appreciation (depreciation)          (4,096)          (6,131)
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     operations                                             (4,658)          (9,541)
                                                     -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -                -
  MetLife Investors Insurance Company redemptions                -                -
  Payments received from contract owners                        98            5,113
  Transfers between sub-accounts (including fixed
   account), net                                                38           (2,022)
  Transfers for contract benefits, terminations and
   insurance charges                                        (1,456)          (1,927)
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (1,320)           1,164
                                                     -------------    -------------
    Net increase (decrease) in net assets                   (5,978)          (8,377)
Net assets at beginning of period                           30,311           30,881
                                                     -------------    -------------
Net assets at end of period                                 24,333           22,504
                                                     =============    =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                        Alliance        Liberty                            Goldman Sachs
                                                     --------------  -------------  --------------------------------------------
                                                        Bernstein       Newport
                                                       Real Estate    Tiger Fund,      Growth &    International      Global
                                                       Investment      Variable         Income        Equity          Income
                                                        Portfolio       Series           Fund          Fund          Fund (j)
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          261             (3)            (6)             2            (18)
  Net realized gain (loss)                                      459           (651)          (653)           (15)          (239)
  Change in unrealized appreciation (depreciation)             (315)           539            476            (27)           270
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 405           (115)          (183)           (40)            13
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -           (111)
  Payments received from contract owners                        301              -              -            238              -
  Transfers between sub-accounts (including fixed
   account), net                                             (1,963)          (405)          (629)          (103)       (10,132)
  Transfers for contract benefits, terminations and
   insurance charges                                           (952)          (799)        (1,709)           (23)             -
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   (2,614)        (1,204)        (2,338)           112        (10,243)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    (2,209)        (1,319)        (2,521)            72        (10,230)
Net assets at beginning of period                            13,011          1,378          2,596            184         10,230
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       10,802             59             75            256              -
                                                     ==============  =============  =============  =============  =============

                                                                        Scudder II
                                                     --------------   -------------
                                                                          Small
                                                        Internet           Cap
                                                       Tollkeeper         Growth
                                                        Fund (j)        Portfolio
                                                     -------------    -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   -              (20)
  Net realized gain (loss)                                     (58)          (1,520)
  Change in unrealized appreciation (depreciation)              34             (153)
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     operations                                                (24)          (1,693)
                                                     -------------    -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -                -
  MetLife Investors Insurance Company redemptions              (35)               -
  Payments received from contract owners                        59                -
  Transfers between sub-accounts (including fixed
   account), net                                              (109)            (294)
  Transfers for contract benefits, terminations and
   insurance charges                                           (32)            (755)
                                                     -------------    -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (117)          (1,049)
                                                     -------------    -------------
    Net increase (decrease) in net assets                     (141)          (2,742)
Net assets at beginning of period                              141            5,299
                                                     -------------    -------------
Net assets at end of period                                      -            2,557
                                                     =============    =============

(j) For the period from January 1, 2002 to May 1, 2002.

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                               Scudder II                                              MFS
                                                     -----------------------------  --------------------------------------------
                                                         Dreman
                                                        Small Cap      Government                    Investors       Emerging
                                                          Value        Securities      Research        Trust          Growth
                                                        Portfolio      Portfolio        Series        Series          Series
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1              5            (47)           (13)           (13)
  Net realized gain (loss)                                      286              -         (3,047)        (1,601)          (963)
  Change in unrealized appreciation (depreciation)             (288)             8           (927)        (2,474)           (59)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  (1)            13         (4,021)        (4,088)        (1,035)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                          -             99          9,787          9,211          1,280
  Transfers between sub-accounts (including fixed
   account), net                                               (542)           (39)        (2,989)        (4,012)          (671)
  Transfers for contract benefits, terminations and
   insurance charges                                           (804)             -         (2,933)        (2,395)          (824)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   (1,346)            60          3,865          2,804           (215)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                    (1,347)            73           (156)        (1,284)        (1,250)
Net assets at beginning of period                             1,455            151         14,962         18,038          3,097
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $          108            224         14,806         16,754          1,847
                                                     ==============  =============  =============  =============  =============

                                                     -----------------------------

                                                          High        Strategic
                                                         Income        Income
                                                         Series        Series
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                  76            (32)
  Net realized gain (loss)                                    (245)            20
  Change in unrealized appreciation (depreciation)             159            634
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                (10)           622
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                        66              -
  Transfers between sub-accounts (including fixed
   account), net                                              (356)         9,108
  Transfers for contract benefits, terminations and
   insurance charges                                          (930)            (2)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                  (1,220)         9,106
                                                     -------------  -------------
    Net increase (decrease) in net assets                   (1,230)         9,728
Net assets at beginning of period                            1,375            110
                                                     -------------  -------------
Net assets at end of period                                    145          9,838
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                           MFS                                      Oppenheimer
                                                     --------------  -----------------------------------------------------------
                                                                                     Main Street
                                                           New          Capital       Growth &          High
                                                        Discovery     Appreciation     Income          Income          Bond
                                                         Series           Fund          Fund            Fund           Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            -             (3)             -             10            815
  Net realized gain (loss)                                       (8)           (14)            (3)             -              3
  Change in unrealized appreciation (depreciation)              (40)          (105)           (95)           (13)           163
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (48)          (122)           (98)            (3)           981
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                         72          1,219            527              -             51
  Transfers between sub-accounts (including fixed
   account), net                                                (30)           680           (202)             -           (452)
  Transfers for contract benefits, terminations and
   insurance charges                                             (2)             -              -              -            (68)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       40          1,899            325              -           (469)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                        (8)         1,777            227             (3)           512
Net assets at beginning of period                               106            315            336             99         11,850
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $           98          2,092            563             96         12,362
                                                     ==============  =============  =============  =============  =============

                                                                        Putnam
                                                     -------------- -------------

                                                       Strategic       Growth &
                                                         Bond           Income
                                                         Fund            Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                   9            350
  Net realized gain (loss)                                       -         (1,160)
  Change in unrealized appreciation (depreciation)              (1)        (6,618)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                  8         (7,428)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                         -         13,893
  Transfers between sub-accounts (including fixed
   account), net                                                 -         (5,869)
  Transfers for contract benefits, terminations and
   insurance charges                                             -         (3,166)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       -          4,858
                                                     -------------  -------------
    Net increase (decrease) in net assets                        8         (2,570)
Net assets at beginning of period                              106         35,949
                                                     -------------  -------------
Net assets at end of period                                    114         33,379
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                                Putnam
                                                     -----------------------------------------------------------  --------------
                                                                                                   International      Global
                                                           New                      International       New           Income
                                                          Value          Vista         Growth      Opportunities    Securities
                                                          Fund           Fund           Fund           Fund            Fund
                                                     --------------  -------------  -------------  -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $            1            (59)            34             29            697
  Net realized gain (loss)                                        4           (478)          (306)          (386)            95
  Change in unrealized appreciation (depreciation)              (23)        (3,501)        (1,046)          (850)        11,083
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                                 (18)        (4,038)        (1,318)        (1,207)        11,875
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -              -
  MetLife Investors Insurance Company redemptions                 -              -              -              -              -
  Payments received from contract owners                          -          1,517            282              -              -
  Transfers between sub-accounts (including fixed
   account), net                                                  -            541           (526)          (285)             -
  Transfers for contract benefits, terminations and
   insurance charges                                             (1)           (18)           (20)             -         (1,444)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                       (1)         2,040           (264)          (285)        (1,444)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                       (19)        (1,998)        (1,582)        (1,492)        10,431
Net assets at beginning of period                               123         12,144          7,472          8,770         56,245
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $          104         10,146          5,890          7,278         66,676
                                                     ==============  =============  =============  =============  =============

                                                        Templeton
                                                     -----------------------------
                                                        Franklin
                                                         Small          Growth
                                                          Cap         Securities
                                                          Fund           Fund
                                                     -------------  -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                                 347             89
  Net realized gain (loss)                                  (1,137)         1,206
  Change in unrealized appreciation (depreciation)         (26,259)        (1,461)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     operations                                            (27,049)          (166)
                                                     -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                   -              -
  MetLife Investors Insurance Company redemptions                -              -
  Payments received from contract owners                         -              -
  Transfers between sub-accounts (including fixed
   account), net                                               851        (22,447)
  Transfers for contract benefits, terminations and
   insurance charges                                        (1,822)        (2,048)
                                                     -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                    (971)       (24,495)
                                                     -------------  -------------
    Net increase (decrease) in net assets                  (28,020)       (24,661)
Net assets at beginning of period                           95,723         27,799
                                                     -------------  -------------
Net assets at end of period                                 67,703          3,138
                                                     =============  =============

See accompanying notes to financial statements.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Statement of Changes in Net Assets
For the Year ended December 31, 2002

                                                                              Templeton
                                                     -----------------------------------------------------------
                                                                       Developing                  Franklin Large
                                                        Foreign         Markets     Mutual Shares    Cap Growth
                                                       Securities      Securities    Securities      Securities
                                                          Fund            Fund          Fund            Fund          Total
                                                     --------------  -------------  -------------  -------------- -------------
Increase (decrease) in net assets from operations:
  Net investment income (loss)                       $          663             98             27            564         91,472
  Net realized gain (loss)                                   (7,732)          (253)           142         (1,112)        52,374
  Change in unrealized appreciation (depreciation)           (1,763)           139         (1,008)       (17,701)    (1,481,001)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     operations                                              (8,832)           (16)          (839)       (18,249)    (1,337,155)
                                                     --------------  -------------  -------------  -------------  -------------
Contract transactions:
  MetLife Investors Insurance Company payments                    -              -              -              -          1,800
  MetLife Investors Insurance Company redemptions                 -              -              -              -           (146)
  Payments received from contract owners                        451            333            273              -      1,656,437
  Transfers between sub-accounts (including fixed
   account), net                                             (1,204)        (1,021)          (688)         1,503       (131,008)
  Transfers for contract benefits, terminations and
   insurance charges                                         (1,905)           (19)             -         (1,603)      (464,295)
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets from
     contract transactions                                   (2,658)          (707)          (415)          (100)     1,062,788
                                                     --------------  -------------  -------------  -------------  -------------
    Net increase (decrease) in net assets                   (11,490)          (723)        (1,254)       (18,349)      (274,367)
Net assets at beginning of period                            47,631          8,865          7,139         78,795      7,617,141
                                                     --------------  -------------  -------------  -------------  -------------
Net assets at end of period                          $       36,141          8,142          5,885         60,446      7,342,774
                                                     ==============  =============  =============  =============  =============

See accompanying notes to financial statements.

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements


(1) ORGANIZATION:
   MetLife Variable Life Account One (the Separate Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by MetLife Financial Life Services Insurance Company (MLI) and exists in accordance with the regulations of the Missouri Department of Insurance. MLI is an independent wholly owned subsidiary of Metropolitan Life Insurance Company (Metropolitan Life). The Separate Account is a funding vehicle for variable life insurance policies issued by MLI.

   The Separate Account is divided into sub-accounts with the assets of each sub-account invested in corresponding portfolios of ten investment companies. Each investment company is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended. The sub-accounts available for investment may vary between variable life insurance policies offered for sale by MLI.

   Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from MLI's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable contracts is not chargeable with liabilities arising out of any other business MLI may conduct.

   The following sub-accounts were available for investment as of December 31, 2004:

Met Investors Series Trust (Met Investors):
  Lord Abbett Growth & Income Portfolio (1)
  Lord Abbett Bond Debenture Portfolio (1)
  Lord Abbett Mid-Cap Value Portfolio (1)
  Lord Abbett Growth Opportunity Portfolio (1)
  Met/Putnam Capital Opportunities Portfolio (1)
  AIM Mid Cap Core Equity Portfolio (2)
  AIM Small Cap Growth Portfolio (2)
  Third Avenue Small Cap Value Portfolio (2)
  Janus Aggressive Growth Portfolio (2)
  MFS Research International Portfolio (1)
  T Rowe Price Mid Cap Growth Portfolio (2)
  Oppenheimer Capital Appreciation Portfolio (2)
  PIMCO Inflation Protected Bond Portfolio A (2)
  PIMCO Innovation Portfolio (2)
  PIMCO Money Market Portfolio (2)
  PIMCO Total Return Bond Portfolio (1)
  Harris Oakmark International Portfolio (2)
  Neuberger Berman Real Estate Portfolio (2)
  Turner Mid-Cap Growth Portfolio (1)
  Goldman Sachs Mid-Cap Value Portfolio (1)
Metropolitan Life Series (MetLife):
  Davis Venture Value Fund A (2)
  Harris Oakmark Focused Value Fund (2)
  Jennison Growth Portfolio (2)
  Stock Index Portfolio (2)
  SSR Money Market Portfolio (1)
  SSR Bond Income Portfolio (2)
  Salomon Bros Strategic Bond Portfolio (2)
  T Rowe Price Small Cap Portfolio (1)
  T Rowe Price Large Cap Portfolio (1)
  Metropolitan Life Series (MetLife) (continued):
   Capital Guardian U.S. Equity Series (1)
  Russell Insurance Funds (Russell):
   Multi-Style Equity Fund (2)
   Aggressive Equity Fund (2)
   Non-US Fund (2)
   Core Bond Fund (2)
   Real Estate Securities Fund (2)
  AIM Variable Insurance Funds, Inc. (AIM):
   Capital Appreciation Fund (1)
   International Growth Fund (1)
  Alliance Variable Products Series Fund, Inc. (Alliance):
   Bernstein Real Estate Investment Portfolio (2)
  Scudder Variable Series II (Scudder II):
   Small Cap Growth Portfolio (2)
   Dreman Small Cap Value Portfolio (2)
   Government Securities Portfolio (2)
  MFS Variable Insurance Trust (MFS):
   Investors Trust Series (2)
   High Income Series (2)
   New Discovery Series (2)
  Oppenheimer Variable Account Funds (Oppenheimer):
   Capital Appreciation Fund (2)
  Putnam Variable Trust (Putnam):
   Growth & Income Fund (2)
   Vista Fund (2)
   International Growth Fund (2)
  Franklin Templeton Variable Insurance Products Trust (Templeton):
   Growth Securities Fund (3)
   Foreign Securities Fund (1)
   Developing Markets Securities Fund (2)
(1) Indicates sub-account is available in both single premium variable life
    (SPVL) and the flexible premium variable universal life (FPVUL) products.
(2) Indicates sub-account is available in the FPVUL product only.
(3) Indicates sub-account is available in the SPVL product only.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements


(1) ORGANIZATION, CONTINUED:
   The following sub-accounts ceased operations during the years ended December 31, 2004, 2003 and 2002:

 Year Ended December 31, 2004:                           Date Ceased Operations
 -----------------------------                           ----------------------
  Met Investors Met/Putnam Research Portfolio              November 19, 2004
  Met Investors JP Morgan Quality Bond Portfolio           November 19, 2004
  Met Investors JP Morgan Select Equity Portfolio          November 19, 2004
  AIM Premier Equity Fund                                  April 30, 2004
  Alliance Premier Growth Portfolio                        April 30, 2004
  Liberty Newport Tiger Fund, Variable Series              April 30, 2004
  Goldman Sachs Growth & Income Fund                       April 30, 2004
  Goldman Sachs International Equity Fund                  April 30, 2004
  MFS Research Series                                      April 30, 2004
  MFS Emerging Growth Series                               April 30, 2004
  MFS Strategic Income Series                              April 30, 2004
  Oppenheimer Main Street Growth & Income Fund             April 30, 2004
  Oppenheimer High Income Fund                             April 30, 2004
  Oppenheimer Bond Fund                                    April 30, 2004
  Oppenheimer Strategic Bond Fund                          April 30, 2004
  Putnam New Value Fund                                    April 30, 2004
  Putnam International New Opportunities Fund              April 30, 2004
  Templeton Global Income Securities Fund                  April 30, 2004
  Templeton Franklin Small Cap Fund                        April 30, 2004
  Templeton Mutual Shares Securities Fund                  April 30, 2004
  Templeton Franklin Large Cap Growth Securities Fund      April 30, 2004

 Year Ended December 31, 2003:
 -----------------------------
  Met Investors Lord Abbett Developing Growth Portfolio    April 25, 2003
  Met Investors JP Morgan Enhanced Index Portfolio         April 25, 2003
  Met Investors JP Morgan International Equity Portfolio   April 25, 2003
  GACC Money Market Fund                                   April 25, 2003

 Year Ended December 31, 2002:
 -----------------------------
  Goldman Sachs Global Income Fund                         May 1, 2002
  Goldman Sachs Internet Tollkeeper Fund                   May 1, 2002

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements


(1) ORGANIZATION, CONTINUED:

   The following sub-accounts began operations during the years ended December 31, 2004, 2003 and 2002:

  Year Ended December 31, 2004:                         Date Began Operations
  -----------------------------                         ---------------------
   Met Investors Neuberger Berman Real Estate Portfolio   May 3, 2004
   Met Investors Turner Mid-Cap Growth Portfolio          May 3, 2004
   Met Investors Goldman Sachs Mid-Cap Value Portfolio    May 3, 2004
   MetLife SSR Bond Income Portfolio                      May 3, 2004
   MetLife Salomon Bros Strategic Bond Portfolio          May 3, 2004
   MetLife T Rowe Price Small Cap Portfolio               May 3, 2004
   MetLife T Rowe Price Large Cap Portfolio               May 3, 2004
   MetLife Capital Guardian U.S. Equity Series            November 22, 2004


     Year Ended December 31, 2003:
     -----------------------------
      Met Investors Lord Abbett Growth Opportunity Portfolio April 25, 2003
      Met Investors PIMCO Inflation Protected Bond Portfolio May 1, 2003
      MetLife SSR Money Market Portfolio                     April 25, 2003

   Year Ended December 31, 2002:
   -----------------------------
    Met Investors Met/Putnam Research Portfolio              February 1, 2002
    Met Investors AIM Mid Cap Core Equity Portfolio          February 1, 2002
    Met Investors AIM Small Cap Growth Portfolio             February 1, 2002
    Met Investors Third Avenue Small Cap Value Portfolio     August 1, 2002
    Met Investors Janus Aggressive Growth Portfolio          February 1, 2002
    Met Investors MFS Research International Portfolio       February 1, 2002
    Met Investors T Rowe Price Mid Cap Growth Portfolio      February 1, 2002
    Met Investors Oppenheimer Capital Appreciation Portfolio February 1, 2002
    Met Investors PIMCO Innovation Portfolio                 February 1, 2002
    Met Investors PIMCO Money Market Portfolio               February 1, 2002
    Met Investors PIMCO Total Return Bond Portfolio          February 1, 2002
    Met Investors Harris Oakmark International Portfolio     February 1, 2002
    MetLife Davis Venture Value Fund A                       February 1, 2002
    MetLife Harris Oakmark Focused Value Fund                February 1, 2002
    MetLife Jennison Growth Portfolio                        August 1, 2002
    MetLife Stock Index Portfolio                            February 1, 2002

(2) SIGNIFICANT ACCOUNTING POLICIES:

  (A) INVESTMENT VALUATION
      Investments made in the portfolios of the investment companies are valued at the reported net asset value of such portfolios, which value their investment securities at fair value. Realized gains and losses on the sale of portfolio shares owned by the sub-accounts are computed on the basis of the identified cost of the portfolio shares sold. Income from dividends and gains from realized capital gain distributions are recorded on the ex-distribution date.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements


(2) SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

  (B) FEDERAL INCOME TAXES
      The operations of the Separate Account are included in the federal income tax return of MLI which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under current IRC provisions, MLI believes it will be treated as the owner of the Separate Account assets for federal income tax purposes and does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited to the variable life insurance policies. Based on this, no charge has been made to the Separate Account for federal income taxes. A charge may be made in future years for federal income taxes that would be attributable to the variable life insurance policies.

  (C) ESTIMATES
      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual result could differ from these estimates.

(3) SEPARATE ACCOUNT EXPENSES:

   For flexible premium variable universal life policies, MLI deducts a daily charge from the net assets of the Separate Account sub-accounts for the assumption of mortality and expense risks. The daily charge, on an annual basis, is equal to 0.55% for the first 10 policy years, 0.45% for policy years 11-20 and 0.15% thereafter.

(4) CONTRACT CHARGES AND FEES:

   There are contract charges and fees associated with the variable life insurance policies. MLI deducts fees from the policy account value that reduce the return on investment. MLI sells single premium variable life
   (SPVL) and flexible premium variable universal life (FPVL) policies and the contract charges and fees vary.

   The insurance charges for SPVL policies include mortality and expense risk, administrative, tax expense and cost of insurance. These charges are deducted from the policy account value on a monthly basis. Withdrawals during the first 10 years may be subject to a contingent deferred sales charge. In addition, MLI deducts a deferred premium tax charge on premium surrendered during the first 10 years. MLI charges a $30 annual contract maintenance fee on policies with values less than $50,000. Subject to certain restrictions, policy owners may transfer accumulated value between the available Separate Account sub-accounts. MLI deducts a transfer fee on each transfer in excess of twelve transfers during a policy year. Transfers made in a dollar cost averaging program are not subject to the transfer fee. The insurance charges and fees are explained in the product prospectus.

   The insurance charges for FPVUL policies include tax expense, selection and expense, monthly policy charge, cost of insurance and the charges for additional benefit riders. These charges are deducted from the policy account value on a monthly basis. MLI deducts a sales charge from each premium payment. In addition, MLI will deduct a contingent deferred sales charge during the first 10 years if certain conditions occur. Subject to certain restrictions, policy owners may transfer or withdraw accumulated value between the available Separate Account sub-accounts and the General Account. MLI deducts a fee on each transfer or withdrawal in excess of twelve transfers and withdrawals during a policy year. The insurance charges and fees are explained in the product prospectus.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements


(5) COST BASIS OF INVESTMENTS:
   The following table presents the cost basis of each sub-account's investment as of December 31, 2004:

      Met Investors Lord Abbett Growth & Income Portfolio      $ 4,562,229
      Met Investors Lord Abbett Bond Debenture Portfolio         1,012,927
      Met Investors Lord Abbett Mid-Cap Value Portfolio            350,798
      Met Investors Lord Abbett Growth Opportunity Portfolio       247,644
      Met Investors Met/Putnam Capital Opportunities Portfolio     199,708
      Met Investors AIM Mid Cap Core Equity Portfolio              363,830
      Met Investors AIM Small Cap Growth Portfolio                 343,739
      Met Investors Third Avenue Small Cap Value Portfolio         632,810
      Met Investors Janus Aggressive Growth Portfolio              350,723
      Met Investors MFS Research International Portfolio           579,384
      Met Investors T Rowe Price Mid Cap Growth Portfolio          860,278
      Met Investors Oppenheimer Capital Appreciation Portfolio     708,448
      Met Investors PIMCO Inflation Protected Bond Portfolio A     523,278
      Met Investors PIMCO Innovation Portfolio                      49,611
      Met Investors PIMCO Money Market Portfolio                 1,745,571
      Met Investors PIMCO Total Return Bond Portfolio            1,360,931
      Met Investors Harris Oakmark International Portfolio         669,763
      Met Investors Neuberger Berman Real Estate Portfolio          18,166
      Met Investors Turner Mid-Cap Growth Portfolio                  6,492
      Met Investors Goldman Sachs Mid-Cap Value Portfolio           47,392
      MetLife Davis Venture Value Fund A                         1,278,830
      MetLife Harris Oakmark Focused Value Fund                  1,067,037
      MetLife Jennison Growth Portfolio                            369,914
      MetLife Stock Index Portfolio                                807,695
      MetLife SSR Money Market Portfolio                            35,679
      MetLife SSR Bond Income Portfolio                             36,333

        MetLife Salomon Bros Strategic Bond Portfolio       $         -
        MetLife T Rowe Price Small Cap Portfolio                 83,145
        MetLife T Rowe Price Large Cap Portfolio                 83,603
        MetLife Capital Guardian U.S. Equity Series             668,259
        Russell Multi-Style Equity Fund                               -
        Russell Aggressive Equity Fund                                -
        Russell Non US Fund                                           -
        Russell Core Bond Fund                                        -
        Russell Real Estate Securities Fund                           -
        AIM Capital Appreciation Fund                           387,341
        AIM International Growth Fund                            35,733
        Alliance Bernstein Real Estate Investment Portfolio       8,258
        Scudder II Small Cap Growth Portfolio                     3,196
        Scudder II Dreman Small Cap Value Portfolio                   1
        Scudder II Government Securities Portfolio                  222
        MFS Investors Trust Series                               26,764
        MFS High Income Series                                    6,561
        MFS New Discovery Series                                    173
        Oppenheimer Capital Appreciation Fund                    43,465
        Putnam Growth & Income Fund                              49,145
        Putnam Vista Fund                                        23,074
        Putnam International Growth Fund                          9,706
        Templeton Growth Securities Fund                          3,644
        Templeton Foreign Securities Fund                        46,359
        Templeton Developing Markets Securities Fund              8,700
                                                            -----------
                                                            $19,716,559
                                                            ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING:
   Changes in units outstanding for the years ended December 31, 2002, 2003 and 2004 were as follows:

                                                                         Met Investors
                                  ------------------------------------------------------------------------------------------
                                  Lord Abbett  Lord Abbett  Lord Abbett  Lord Abbett  Lord Abbett   Met/Putnam
                                   Growth &       Bond      Developing     Mid-Cap      Growth        Capital      Met/Putnam
                                    Income      Debenture     Growth        Value     Opportunity  Opportunities    Research
                                   Portfolio    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio     Portfolio
                                  -----------  -----------  -----------  -----------  -----------  -------------  -----------
Unit Balance at January 1, 2002       209,856       34,144       44,933       29,492            -        20,370             -
 Units Issued                          14,842        3,081        3,465        5,338            -         1,089         3,697
 Units Redeemed                       (24,640)      (3,997)      (7,265)      (6,964)           -          (945)          (46)
                                  -----------  -----------  -----------  -----------  -----------   -----------   -----------
Unit Balance at December 31, 2002     200,058       33,228       41,133       27,866            -        20,514         3,651
 Units Issued                         140,769       43,030          130          188       30,208            28        15,547
 Units Redeemed                       (25,816)     (21,207)     (41,263)      (1,010)      (4,249)       (1,199)       (6,026)
                                  -----------  -----------  -----------  -----------  -----------   -----------   -----------
Unit Balance at December 31, 2003     315,011       55,051            -       27,044       25,959        19,343        13,172
 Units Issued                          93,452       31,173            -          560        1,524            18         3,880
 Units Redeemed                       (34,311)      (6,861)           -       (3,876)      (2,777)       (2,061)      (17,052)
                                  -----------  -----------  -----------  -----------  -----------   -----------   -----------
Unit Balance at December 31, 2004     374,152       79,363            -       23,728       24,706        17,300             -
                                  ===========  ===========  ===========  ===========  ===========   ===========   ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                         Met Investors
                                  ------------------------------------------------------------------------------------------
                                   JP Morgan     JP Morgan    JP Morgan    JP Morgan       AIM          AIM       Third Ave
                                   Enhanced    International   Quality      Select       Mid Cap     Small Cap    Small Cap
                                     Index        Equity        Bond        Equity     Core Equity    Growth        Value
                                   Portfolio     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                  -----------  ------------- -----------  -----------  -----------  -----------  -----------
Unit Balance at January 1, 2002        85,102        19,583       16,282       70,327            -            -            -
 Units Issued                           3,375           617        2,487          437          222          461           66
 Units Redeemed                        (9,792)       (1,117)      (1,378)      (7,438)         (57)        (140)          (1)
                                  -----------   -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at December 31, 2002      78,685        19,083       17,391       63,326          165          321           65
 Units Issued                              14            65           46          325       15,804       20,686       14,990
 Units Redeemed                       (78,699)      (19,148)        (716)      (1,734)        (641)      (1,054)        (503)
                                  -----------   -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at December 31, 2003           -             -       16,721       61,917       15,328       19,953       14,552
 Units Issued                               -             -          107            8       21,555       28,645       43,179
 Units Redeemed                             -             -      (16,828)     (61,925)      (3,477)     (14,923)     (18,178)
                                  -----------   -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at December 31, 2004           -             -            -            -       33,406       33,675       39,553
                                  ===========   ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                          Met Investors
                                  --------------------------------------------------------------------------------------------
                                     Janus          MFS      T Rowe Price Oppenheimer      PIMCO
                                   Aggressive    Research      Mid Cap      Capital      Inflation       PIMCO        PIMCO
                                     Growth    International    Growth    Appreciation Protected Bond  Innovation  Money Market
                                   Portfolio     Portfolio    Portfolio    Portfolio     Portfolio     Portfolio    Portfolio
                                  -----------  ------------- ------------ ------------ -------------- -----------  ------------
Unit Balance at January 1, 2002             -             -            -            -             -             -            -
 Units Issued                             311         1,774          482          762             -           115      212,045
 Units Redeemed                          (131)          (41)        (167)         (19)            -            (1)    (104,148)
                                  -----------   -----------  -----------  -----------   -----------   -----------  -----------
Unit Balance at December 31, 2002         180         1,733          315          743             -           114      107,897
 Units Issued                          20,930        38,900       30,972       12,213         7,760         3,003      795,322
 Units Redeemed                          (623)       (2,629)        (605)        (728)          (99)         (349)    (628,999)
                                  -----------   -----------  -----------  -----------   -----------   -----------  -----------
Unit Balance at December 31, 2003      20,487        38,004       30,682       12,228         7,661         2,768      274,220
 Units Issued                          22,465        19,769       84,955       76,751        48,750         4,813      513,561
 Units Redeemed                        (4,212)       (5,459)     (16,009)     (21,946)      (11,466)         (774)    (615,217)
                                  -----------   -----------  -----------  -----------   -----------   -----------  -----------
Unit Balance at December 31, 2004      38,740        52,314       99,628       67,033        44,945         6,807      172,564
                                  ===========   ===========  ===========  ===========   ===========   ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                             Met Investors                                     Metlife
                                  ------------------------------------------------------------------  ------------------------
                                     PIMCO                     Neuberger     Turner     Goldman Sachs                 Harris
                                  Total Return Harris Oakmark   Berman       Mid Cap       Mid Cap       Davis       Oakmark
                                      Bond     International  Real Estate    Growth         Value       Venture      Focused
                                   Portfolio     Portfolio     Portfolio    Portfolio     Portfolio   Value Fund A  Value Fund
                                  ------------ -------------- -----------  -----------  ------------- ------------ -----------
Unit Balance at January 1, 2002             -             -             -            -             -            -            -
 Units Issued                           2,750           221             -            -             -        3,045          778
 Units Redeemed                          (132)          (58)            -            -             -         (174)         (18)
                                  -----------   -----------   -----------  -----------   -----------  -----------  -----------
Unit Balance at December 31, 2002       2,618           163             -            -             -        2,871          760
 Units Issued                          84,126        20,720             -            -             -       44,654       33,371
 Units Redeemed                       (46,785)         (757)            -            -             -       (2,200)      (1,865)
                                  -----------   -----------   -----------  -----------   -----------  -----------  -----------
Unit Balance at December 31, 2003      39,959        20,126             -            -             -       45,325       32,266
 Units Issued                          99,881        47,411         1,481          622         4,001       82,960       89,686
 Units Redeemed                       (28,506)      (10,835)          (23)          (6)          (12)     (13,743)     (33,022)
                                  -----------   -----------   -----------  -----------   -----------  -----------  -----------
Unit Balance at December 31, 2004     111,334        56,702         1,458          616         3,989      114,542       88,930
                                  ===========   ===========   ===========  ===========   ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                            Metlife
                                  -------------------------------------------------------------------------------------------
                                                                                           Salomon
                                   Jennison       Stock      SSR Money      SSR Bond         Bros      T Rowe Price T Rowe Price
                                    Growth        Index       Market         Income     Strategic Bond  Small Cap    Large Cap
                                   Portfolio    Portfolio    Portfolio      Portfolio     Portfolio     Portfolio    Portfolio
                                  -----------  -----------  -----------    -----------  -------------- ------------ ------------
Unit Balance at January 1, 2002             -            -            -              -             -             -            -
 Units Issued                              66       56,242            -              -             -             -            -
 Units Redeemed                             -      (28,584)           -              -             -             -            -
                                  -----------  -----------  -----------    -----------   -----------   -----------  -----------
Unit Balance at December 31, 2002          66       27,658            -              -             -             -            -
 Units Issued                          20,574      108,485       37,287              -             -             -            -
 Units Redeemed                          (746)     (76,213)     (19,012)             -             -             -            -
                                  -----------  -----------  -----------    -----------   -----------   -----------  -----------
Unit Balance at December 31, 2003      19,894       59,930       18,275              -             -             -            -
 Units Issued                          14,634       53,704          772            725             -         8,095        7,540
 Units Redeemed                        (3,527)     (31,967)     (15,532)           (51)            -        (2,009)        (603)
                                  -----------  -----------  -----------    -----------   -----------   -----------  -----------
Unit Balance at December 31, 2004      31,001       81,667        3,515            674             -         6,086        6,937
                                  ===========  ===========  ===========    ===========   ===========   ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                    MetLife        GACC                                 Russell
                                  -----------  -----------  ---------------------------------------------------------------
                                    Capital                    Multi-                                               Real
                                   Guardian       Money        Style      Aggressive                   Core        Estate
                                  U.S. Equity     Market       Equity       Equity       Non-US        Bond      Securities
                                    Series         Fund         Fund         Fund         Fund         Fund         Fund
                                  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at January 1, 2002             -       15,747           10           10           10           10           10
 Units Issued                               -        6,266            -            -            -            -            -
 Units Redeemed                             -       (6,824)           -            -            -            -            -
                                  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at December 31, 2002           -       15,189           10           10           10           10           10
 Units Issued                               -            -            -            -            -            -            -
 Units Redeemed                             -      (15,189)         (10)         (10)         (10)         (10)         (10)
                                  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at December 31, 2003           -            -            -            -            -            -            -
 Units Issued                           5,983            -            -            -            -            -            -
 Units Redeemed                          (138)           -            -            -            -            -            -
                                  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at December 31, 2004       5,845            -            -            -            -            -            -
                                  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                     AIM                             Alliance            Liberty    Goldman Sachs
                                  ----------------------------------------   ------------------------  -----------  -------------
                                                                                           Bernstein     Newport       Growth
                                                   Capital    International    Premier    Real Estate  Tiger Fund,        &
                                  Premier Equity Appreciation    Growth        Growth     Investment    Variable       Income
                                       Fund          Fund         Fund        Portfolio    Portfolio     Series         Fund
                                  -------------- ------------ -------------  -----------  -----------  -----------  -------------
Unit Balance at January 1, 2002         16,377        32,071         4,952         4,739        1,044          193           306
 Units Issued                            4,419         2,234            97         6,288          862            -             -
 Units Redeemed                         (5,834)       (3,831)         (336)       (6,020)      (1,056)        (183)         (296)
                                   -----------   -----------   -----------   -----------  -----------  -----------   -----------
Unit Balance at December 31, 2002       14,962        30,474         4,713         5,007          850           10            10
 Units Issued                            2,483           726            24           876           16            -             -
 Units Redeemed                         (1,206)       (2,518)         (129)       (1,684)        (192)         (10)          (10)
                                   -----------   -----------   -----------   -----------  -----------  -----------   -----------
Unit Balance at December 31, 2003       16,239        28,682         4,608         4,199          674            -             -
 Units Issued                              735         1,576           167         1,062           85           74            76
 Units Redeemed                        (16,974)       (2,108)         (331)       (5,261)        (119)         (74)          (76)
                                   -----------   -----------   -----------   -----------  -----------  -----------   -----------
Unit Balance at December 31, 2004            -        28,150         4,444             -          640            -             -
                                   ===========   ===========   ===========   ===========  ===========  ===========   ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                               Goldman Sachs                            Scudder II                   MFS
                                  --------------------------------------  -------------------------------------  -----------
                                                                             Small       Dreman
                                  International    Global      Internet       Cap       Small Cap    Government
                                     Equity        Income     Tollkeeper    Growth        Value      Securities    Research
                                      Fund          Fund         Fund      Portfolio    Portfolio    Portfolio      Series
                                  ------------- -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at January 1, 2002             27          922           33          888          119           13        2,131
 Units Issued                               54            -           10          653            -            7        4,358
 Units Redeemed                            (35)        (922)         (43)        (894)        (109)          (2)      (3,679)
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at December 31, 2002           46            -            -          647           10           18        2,810
 Units Issued                               35            -            -            2            -            5        1,759
 Units Redeemed                            (25)           -            -         (178)         (10)         (10)        (713)
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at December 31, 2003           56            -            -          471            -           13        3,856
 Units Issued                               12            -            -          270           75            5          366
 Units Redeemed                            (68)           -            -         (308)         (75)           -       (4,222)
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at December 31, 2004            -            -            -          433            -           18            -
                                   ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                                MFS                                       Oppenheimer
                                  ---------------------------------------------------------------  ------------------------
                                                                                                                Main Street
                                   Investors     Emerging       High      Strategic       New        Capital     Growth &
                                     Trust        Growth       Income      Income      Discovery   Appreciation   Income
                                    Series        Series       Series      Series       Series         Fund        Fund
                                  -----------  -----------  -----------  -----------  -----------  ------------ -----------
Unit Balance at January 1, 2002         2,176          582          146           10           13           40           42
 Units Issued                           3,356          673            6        1,743           18          553          108
 Units Redeemed                        (2,960)        (729)        (137)        (922)         (13)        (227)         (63)
                                  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at December 31, 2002       2,572          526           15          831           18          366           87
 Units Issued                           1,352          247          555            -           13        3,949           45
 Units Redeemed                          (837)         (79)         (64)        (831)         (14)        (339)         (10)
                                  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at December 31, 2003       3,087          694          506            -           17        3,976          122
 Units Issued                           1,034          848          194            -            9        4,652           15
 Units Redeemed                          (750)      (1,542)        (110)           -           (3)      (2,803)        (137)
                                  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Unit Balance at December 31, 2004       3,371            -          590            -           23        5,825            -
                                  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements

(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                               Oppenheimer                                      Putnam
                                  -------------------------------------  ---------------------------------------------------
                                      High                   Strategic     Growth &       New                   International
                                     Income        Bond        Bond         Income       Value        Vista        Growth
                                      Fund         Fund        Fund          Fund        Fund         Fund          Fund
                                  -----------  -----------  -----------  -----------  -----------  -----------  -------------
Unit Balance at January 1, 2002            10        1,046           10        3,545           10        2,191         1,033
 Units Issued                               -        1,015            -        5,491            -        3,169         1,031
 Units Redeemed                             -       (1,055)           -       (4,961)           -       (2,717)       (1,072)
                                  -----------  -----------  -----------  -----------  -----------  -----------   -----------
Unit Balance at December 31, 2002          10        1,006           10        4,075           10        2,643           992
 Units Issued                               -            -            -        1,523            -        1,569           105
 Units Redeemed                           (10)        (270)         (10)      (1,058)         (10)        (580)          (66)
                                  -----------  -----------  -----------  -----------  -----------  -----------   -----------
Unit Balance at December 31, 2003           -          736            -        4,540            -        3,632         1,031
 Units Issued                               -            -            -        1,201            -          156            34
 Units Redeemed                             -         (736)           -         (839)           -         (298)          (51)
                                  -----------  -----------  -----------  -----------  -----------  -----------   -----------
Unit Balance at December 31, 2004           -            -            -        4,902            -        3,490         1,014
                                  ===========  ===========  ===========  ===========  ===========  ===========   ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                     Putnam                                       Templeton
                                  ------------- ----------------------------------------------------------------------------
                                  International    Global      Franklin                                Developing     Mutual
                                       New         Income       Small        Growth        Foreign      Markets       Shares
                                  Opportunities  Securities      Cap       Securities     Securities   Securities   Securities
                                      Fund          Fund         Fund         Fund           Fund         Fund         Fund
                                  ------------- -----------  -----------  -----------    -----------  -----------  -----------
Unit Balance at January 1, 2002          1,859        5,225        9,529        2,374          5,407        1,201          606
 Units Issued                            1,807            -          177           14          3,212        1,145          586
 Units Redeemed                         (1,874)        (125)        (278)      (2,060)        (3,578)      (1,237)        (624)
                                   -----------  -----------  -----------  -----------    -----------  -----------  -----------
Unit Balance at December 31, 2002        1,792        5,100        9,428          328          5,041        1,109          568
 Units Issued                                7            -           27           17            150           34           24
 Units Redeemed                           (482)        (131)        (406)         (28)        (1,146)        (222)         (54)
                                   -----------  -----------  -----------  -----------    -----------  -----------  -----------
Unit Balance at December 31, 2003        1,317        4,969        9,049          317          4,045          921          538
 Units Issued                                -            -           22            3            458           23           10
 Units Redeemed                         (1,317)      (4,969)      (9,071)         (19)          (536)         (54)        (548)
                                   -----------  -----------  -----------  -----------    -----------  -----------  -----------
Unit Balance at December 31, 2004            -            -            -          301          3,967          890            -
                                   ===========  ===========  ===========  ===========    ===========  ===========  ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements


(6) CHANGES IN UNITS OUTSTANDING, CONTINUED:

                                                    Templeton
                                                  --------------
                                                  Franklin Large
                                                    Cap Growth
                                                    Securities
                                                       Fund
                                                  --------------
                Unit Balance at January 1, 2002          6,837
                 Units Issued                              143
                 Units Redeemed                           (174)
                                                   -----------
                Unit Balance at December 31, 2002        6,806
                 Units Issued                               56
                 Units Redeemed                           (171)
                                                   -----------
                Unit Balance at December 31, 2003        6,691
                 Units Issued                               33
                 Units Redeemed                         (6,724)
                                                   -----------
                Unit Balance at December 31, 2004            -
                                                   ===========

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements

(7) PURCHASES AND SALES OF INVESTMENTS:
   The cost of purchases and proceeds from the sale of investments for the period ended December 31, 2004 or as indicated below for each sub-account were as follows:

                                                          Purchases    Sales
                                                          ---------- ----------
 Met Investors Lord Abbett Growth & Income Portfolio      $1,047,990 $  370,679
 Met Investors Lord Abbett Bond Debenture Portfolio          422,720     81,705
 Met Investors Lord Abbett Mid-Cap Value Portfolio            24,959     79,731
 Met Investors Lord Abbett Growth Opportunity Portfolio       18,707     35,176
 Met Investors Met/Putnam Capital Opportunities Portfolio         55     24,111
 (a) Met Investors Met/Putnam Research Portfolio              40,496    177,321
 (a) Met Investors JP Morgan Quality Bond Portfolio           23,622    248,193
 (a) Met Investors JP Morgan Select Equity Portfolio          11,986    734,747
 Met Investors AIM Mid Cap Core Equity Portfolio             252,402     43,615
 Met Investors AIM Small Cap Growth Portfolio                298,490    159,346
 Met Investors Third Avenue Small Cap Value Portfolio        685,804    271,462
 Met Investors Janus Aggressive Growth Portfolio             192,186     17,543
 Met Investors MFS Research International Portfolio          249,767     68,306
 Met Investors T Rowe Price Mid Cap Growth Portfolio         757,500    138,898
 Met Investors Oppenheimer Capital Appreciation Portfolio    784,020    197,093
 Met Investors PIMCO Inflation Protected Bond Portfolio      563,632    122,591
 Met Investors PIMCO Innovation Portfolio                     35,356      5,749
 Met Investors PIMCO Money Market Portfolio                5,098,038  6,166,646
 Met Investors PIMCO Total Return Bond Portfolio           1,227,327    303,853
 Met Investors Harris Oakmark International Portfolio        579,275    120,931
 Met Investors Neuberger Berman Real Estate Portfolio         18,405        280
 Met Investors Turner Mid-Cap Growth Portfolio                 6,550         62
 Met Investors Goldman Sachs Mid-Cap Value Portfolio          47,514        135
 MetLife Davis Venture Value Fund A                          979,471    139,053
 MetLife Harris Oakmark Focused Value Fund                 1,077,574    366,445
 MetLife Jennison Growth Portfolio                           188,988     47,203
 MetLife Stock Index Portfolio                               535,739    318,710
 MetLife SSR Money Market Portfolio                            9,347    157,226
 MetLife SSR Bond Income Portfolio                            39,218      2,969
 MetLife Salomon Brothers Strategic Bond Portfolio                 -          -
 MetLife T Rowe Price Small Cap Portfolio                    110,689     27,140
 MetLife T Rowe Price Large Cap Portfolio                     85,180      1,591
 MetLife Capital Guardian U.S. Equity Series                 683,815     15,795
 Russell Multi-Style Equity Fund                                   -          -
 Russell Aggressive Equity Fund                                    -          -
 Russell Non-US Fund                                               -          -
 Russell Core Bond Fund                                            -          -
 Russell Real Estate Securities Fund                               -          -
 (d) AIM Premier Equity Fund                                   2,574    117,510
 AIM Capital Appreciation Fund                                 7,172     13,359
 AIM International Growth Fund                                 1,349      2,290

(a) For the period from January 1, 2004 to November 19, 2004.
(d) For the period from January 1, 2004 to April 30, 2004.

                                                                    (Continued)

METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
Notes to Financial Statements

(7) PURCHASES AND SALES OF INVESTMENTS, CONTINUED:

                                                         Purchases     Sales
                                                        ----------- -----------
(d) Alliance Premier Growth Portfolio                   $     3,142 $    26,012
Alliance Bernstein Real Estate Investment Portfolio           1,826       2,496
(d) Liberty Newport Tiger Fund, Variable Series                   -           -
(d) Goldman Sachs Growth & Income Fund                            -           -
(d) Goldman Sachs International Equity Fund                      87         493
Scudder II Small Cap Growth Portfolio                         1,486       1,707
Scudder II Dreman Small Cap Value Portfolio                   1,175       1,234
Scudder II Government Securities Portfolio                       68           -
(d) MFS Research Series                                       1,645      27,031
MFS Investors Trust Series                                    8,212       6,090
(d) MFS Emerging Growth Series                                2,181       5,375
MFS High Income Series                                        2,553       1,314
(d) MFS Strategic Income Series                                   -           -
MFS New Discovery Series                                         72          25
Oppenheimer Capital Appreciation Fund                        35,727      21,876
(d) Oppenheimer Main Street Growth & Income Fund                138       1,124
(d) Oppenheimer High Income Fund                                  -           -
(d) Oppenheimer Bond Fund                                       447       9,668
(d) Oppenheimer Strategic Bond Fund                               -           -
Putnam Growth & Income Fund                                  13,214       9,035
(d) Putnam New Value Fund                                         -           -
Putnam Vista Fund                                               827       1,698
Putnam International Growth Fund                                396         448
(d) Putnam International New Opportunities Fund                  86       7,071
(d) Templeton Global Income Securities Fund                       -      78,293
(d) Templeton Franklin Small Cap Fund                           198      90,466
Templeton Growth Securities Fund                                 90         250
Templeton Foreign Securities Fund                             4,765       5,246
Templeton Developing Markets Securities Fund                    480         706
(d) Templeton Mutual Shares Securities Fund                     139       7,230
(d) Templeton Franklin Large Cap Growth Securities Fund         347      76,269
                                                        ----------- -----------
                                                        $16,187,218 $10,958,621
                                                        =========== ===========

(d) For the period from January 1, 2004 to April 30, 2004.

(8) SUBSEQUENT EVENT:
   On August 25, 2004, Metropolitan Life entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings, Inc. (SSRM) and its subsidiaries State Street Research & Management Company and SSR Realty Advisors Inc. to BlackRock Inc. Effective January 31, 2005, BlackRock Advisors, Inc. will replace State Street Research & Management Company as subadvisor to all portfolios, series or funds previously managed by State Street Research & Management Company.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account One, single premium variable life and flexible premium variable universal life:

                                                               As of December 31, 2004     For the Year ended December 31, 2004
                                                            ------------------------------ ----------------------------------
                                                                       Unit     Net Assets   Investment      Expense     Total
                                                             Units  Fair Value    (000)    Income Ratio/1/   Ratio/2/   Return/3/
                                                            ------- ----------- ---------- --------------    -------    --------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio       225,942 $ 16.341376   $3,692        0.52%         0.00%      12.92%
  Met Investors Lord Abbett Bond Debenture Portfolio         29,871   14.335742      428        4.10%         0.00%       8.43%
  Met Investors Lord Abbett Mid-Cap Value Portfolio          22,795   23.886783      545        0.47%         0.00%      24.82%
  Met Investors Lord Abbett Growth Opportunity Portfolio     23,248   14.731639      342        0.00%         0.00%      12.76%
  Met Investors Met/Putnam Capital Opportunities Portfolio   17,286   12.682994      219        0.00%         0.00%      18.54%
  Met Investors MFS Research International Portfolio         11,356   16.052137      182        0.27%         0.00%      19.72%
  Met Investors PIMCO Total Return Bond Portfolio            24,453   12.896698      315        8.12%         0.00%       5.25%
  (b) Met Investors Turner Mid-Cap Growth Portfolio               -   11.230000        -        0.00%         0.00%      12.30%
  (b) Met Investors Goldman Sachs Mid-Cap Value Portfolio         -   12.097717        -        6.27%         0.00%      20.98%
  MetLife SSR Money Market Portfolio                          3,505   10.150086       36        0.84%         0.00%       0.99%
  (b) MetLife T Rowe Price Small Cap Portfolio                6,086   14.926507       91        0.00%         0.00%      11.08%
  (b) MetLife T Rowe Price Large Cap Portfolio                6,176   13.337154       82        0.00%         0.00%       9.93%
  (c) MetLife Capital Guardian U.S. Equity Series             5,845  118.909639      695        0.00%         0.00%       9.30%
  AIM Capital Appreciation Fund                              26,264    9.943266      261        0.00%         0.00%       6.63%
  AIM International Growth Fund                               4,403    8.263855       36        0.66%         0.00%      24.00%
  Templeton Growth Securities Fund                              301   14.747599        4        1.26%         0.00%      16.25%
  Templeton Foreign Securities Fund                           2,004   11.471521       23        1.21%         0.00%      18.87%

Flexible premium variable universal life (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio       148,210   12.727955    1,886        0.52%         0.55%      12.30%
  Met Investors Lord Abbett Bond Debenture Portfolio         49,493   13.070007      647        4.10%         0.55%       7.84%
  Met Investors Lord Abbett Mid-Cap Value Portfolio             933   20.156694       19        0.47%         0.55%      24.14%
  Met Investors Lord Abbett Growth Opportunity Portfolio      1,458    8.462130       12        0.00%         0.55%      12.14%
  Met Investors Met/Putnam Capital Opportunities Portfolio       14    9.934352        -        0.00%         0.55%      17.89%
  Met Investors AIM Mid Cap Core Equity Portfolio            33,406   12.780948      427        0.00%         0.55%      13.97%
  Met Investors AIM Small Cap Growth Portfolio               33,675   10.978087      370        0.00%         0.55%       6.15%
  Met Investors Third Avenue Small Cap Value Portfolio       39,553   17.821552      705        2.17%         0.55%      26.11%
  Met Investors Janus Aggressive Growth Portfolio            38,740   10.347283      401        0.00%         0.55%       8.22%
  Met Investors MFS Research International Portfolio         40,958   14.373669      589        0.27%         0.55%      19.06%
  Met Investors T Rowe Price Mid Cap Growth Portfolio        99,628    9.833686      980        0.00%         0.55%      17.50%
  Met Investors Oppenheimer Capital Appreciation Portfolio   67,033   10.764012      722        3.80%         0.55%       6.11%
  Met Investors PIMCO Inflation Protected Bond Portfolio A   44,945   11.434318      514       11.68%         0.55%       8.83%
  Met Investors PIMCO Innovation Portfolio                    6,807    7.314962       50        0.11%         0.55%      (4.80%)


(b) For the period from May 3, 2004 to December 31, 2004.
(c) For the period from November 22, 2004 to December 31, 2004.

     /1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     /2/ These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     /3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


                                                                As of December 31, 2004
                                                             ------------------------------
                                                                        Unit     Net Assets
                                                              Units  Fair Value    (000)
                                                             ------- ----------- ----------
Flexible premium variable universal life (FPVUL), continued:
  Met Investors PIMCO Money Market Portfolio                 172,564 $ 10.115509   $1,746
  Met Investors PIMCO Total Return Bond Portfolio             86,881   11.747482    1,021
  Met Investors Harris Oakmark International Portfolio        56,702   13.763881      780
  (b) Met Investors Neuberger Berman Real Estate Portfolio     1,458   12.926522       19
  (b) Met Investors Turner Mid-Cap Growth Portfolio              616   11.188618        7
  (b) Met Investors Goldman Sachs Mid-Cap Value Portfolio      3,989   12.053172       48
  MetLife Davis Venture Value Fund A                         114,542   12.575589    1,440
  MetLife Harris Oakmark Focused Value Fund                   88,930   12.954478    1,152
  MetLife Jennison Growth Portfolio                           31,001   13.627115      422
  MetLife Stock Index Portfolio                               81,667   11.074189      904
  MetLife SSR Money Market Portfolio                              10   11.208528        -
  (b) MetLife SSR Bond Income Portfolio                          674   56.672795       38
  (b) MetLife Salomon Bros Strategic Bond Portfolio                -   22.059854        -
  (b) MetLife T Rowe Price Small Cap Portfolio                     -   14.296663        -
  (b) MetLife T Rowe Price Large Cap Portfolio                   761   12.893641       10
  (c) MetLife Capital Guardian U.S. Equity Series                  -  117.175779        -
  Russell Multi-Style Equity Fund                                  -    8.211720        -
  Russell Aggressive Equity Fund                                   -   12.278745        -
  Russell Non-US Fund                                              -    9.553254        -
  Russell Core Bond Fund                                           -   13.694467        -
  Russell Real Estate Securities Fund                              -   23.621033        -
  AIM Capital Appreciation Fund                                1,886    6.560848       12
  AIM International Growth Fund                                   41    8.054101        -
  Alliance Bernstein Real Estate Investment Portfolio            640   23.758841       15
  Scudder II Small Cap Growth Portfolio                          433    5.767243        3
  Scudder II Dreman Small Cap Value Portfolio                      -   19.051949        -
  Scudder II Government Securities Portfolio                      18   13.088203        -
  MFS Investors Trust Series                                   3,371    8.764467       30
  MFS High Income Series                                         590   12.241452        7
  MFS New Discovery Series                                        23    7.800187        -
  Oppenheimer Capital Appreciation Fund                        5,825    7.915183       46
  Putnam Growth & Income Fund                                  4,902   11.520295       56
  Putnam Vista Fund                                            3,490    6.022743       21
  Putnam International Growth Fund                             1,014    8.814763        9
  Templeton Foreign Securities Fund                            1,963   10.887556       21
  Templeton Developing Markets Securities Fund                   890   13.935419       12

                                                             For the Year ended December 31, 2004
                                                             -----------------------------------
                                                               Investment      Expense     Total
                                                             Income Ratio/1/   Ratio/2/   Return/3/
                                                             --------------    -------    --------
Flexible premium variable universal life (FPVUL), continued:
  Met Investors PIMCO Money Market Portfolio                      0.91%         0.55%       0.34%
  Met Investors PIMCO Total Return Bond Portfolio                 8.12%         0.55%       4.67%
  Met Investors Harris Oakmark International Portfolio            0.04%         0.55%      20.14%
  (b) Met Investors Neuberger Berman Real Estate Portfolio       14.18%         0.55%      29.27%
  (b) Met Investors Turner Mid-Cap Growth Portfolio               0.00%         0.55%      11.89%
  (b) Met Investors Goldman Sachs Mid-Cap Value Portfolio         6.27%         0.55%      20.53%
  MetLife Davis Venture Value Fund A                              0.46%         0.55%      11.75%
  MetLife Harris Oakmark Focused Value Fund                       0.04%         0.55%       9.33%
  MetLife Jennison Growth Portfolio                               0.09%         0.55%       8.60%
  MetLife Stock Index Portfolio                                   0.84%         0.55%       9.93%
  MetLife SSR Money Market Portfolio                              0.84%         0.55%       0.43%
  (b) MetLife SSR Bond Income Portfolio                           0.00%         0.55%       3.86%
  (b) MetLife Salomon Bros Strategic Bond Portfolio               0.00%         0.55%       6.03%
  (b) MetLife T Rowe Price Small Cap Portfolio                    0.00%         0.55%      10.47%
  (b) MetLife T Rowe Price Large Cap Portfolio                    0.00%         0.55%       9.32%
  (c) MetLife Capital Guardian U.S. Equity Series                 0.00%         0.55%       8.69%
  Russell Multi-Style Equity Fund                                 0.00%         0.55%       9.21%
  Russell Aggressive Equity Fund                                  0.00%         0.55%      14.10%
  Russell Non-US Fund                                             0.00%         0.55%      17.65%
  Russell Core Bond Fund                                          0.00%         0.55%       4.09%
  Russell Real Estate Securities Fund                             0.00%         0.55%      34.15%
  AIM Capital Appreciation Fund                                   0.00%         0.55%       6.04%
  AIM International Growth Fund                                   0.66%         0.55%      23.32%
  Alliance Bernstein Real Estate Investment Portfolio             2.27%         0.55%      34.88%
  Scudder II Small Cap Growth Portfolio                           0.00%         0.55%      10.41%
  Scudder II Dreman Small Cap Value Portfolio                     0.00%         0.55%      25.33%
  Scudder II Government Securities Portfolio                      3.57%         0.55%       3.18%
  MFS Investors Trust Series                                      0.54%         0.55%      10.74%
  MFS High Income Series                                          5.01%         0.55%       8.55%
  MFS New Discovery Series                                        0.00%         0.55%       5.93%
  Oppenheimer Capital Appreciation Fund                           0.25%         0.55%       6.35%
  Putnam Growth & Income Fund                                     1.62%         0.55%      10.75%
  Putnam Vista Fund                                               0.00%         0.55%      18.25%
  Putnam International Growth Fund                                1.64%         0.55%      15.85%
  Templeton Foreign Securities Fund                               1.21%         0.55%      18.22%
  Templeton Developing Markets Securities Fund                    1.89%         0.55%      24.15%

(b) For the period from May 3, 2004 to December 31, 2004.
(c) For the period from November 22, 2004 to December 31, 2004.

     /1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     /2/ These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     /3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account One, single premium variable life and flexible premium variable universal life:

                                                                   As of December 31, 2003
                                                                -----------------------------
                                                                           Unit    Net Assets
                                                                 Units  Fair Value   (000)
                                                                ------- ---------- ----------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio           235,476 $14.471185   $3,408
  Met Investors Lord Abbett Bond Debenture Portfolio             30,164  13.220863      398
  Met Investors Lord Abbett Mid-Cap Value Portfolio              26,063  19.136308      499
  (f) Met Investors Lord Abbett Growth Opportunity Portfolio     24,440  13.064972      320
  Met Investors JP Morgan Small Cap Stock Portfolio              19,332  10.699313      207
  Met Investors JP Morgan Quality Bond Portfolio                 16,065  14.258307      229
  Met Investors JP Morgan Select Equity Portfolio                61,917  11.022596      682
  Met Investors MFS Research International Portfolio             12,856  13.407735      172
  AIM Premier Equity Fund                                        11,758   7.665224       90
  AIM Capital Appreciation Fund                                  27,170   9.325373      254
  AIM International Growth Fund                                   4,576   6.664165       31
  (f) MetLife SSR Money Market Portfolio                         18,268  10.051027      184
  Templeton Global Income Securities Fund                         4,969  16.042662       80
  Templeton Franklin Small Cap Fund                               9,049   9.884558       89
  Templeton Growth Securities Fund                                  317  12.686519        4
  Templeton Foreign Securities Fund                               2,378   9.650277       23
  Templeton Franklin Large Cap Growth Securities Fund             6,691  11.290621       76

Flexible premium variable universal life (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio            79,535  11.333608      901
  Met Investors Lord Abbett Bond Debenture Portfolio             24,887  12.120200      302
  Met Investors Lord Abbett Mid-Cap Value Portfolio                 981  16.237276       16
  (f) Met Investors Lord Abbett Growth Opportunity Portfolio      1,519   7.546263       11
  Met Investors Met/Putnam Research Portfolio                    13,172  10.125178      133
  Met Investors JP Morgan Small Cap Stock Portfolio                  11   8.426898        -
  Met Investors JP Morgan Quality Bond Portfolio                    656  13.012982        9
  Met Investors JP Morgan Select Equity Portfolio                     -   8.548771        -
  Met Investors AIM Mid Cap Core Equity Portfolio                15,328  11.214457      172
  Met Investors AIM Small Cap Growth Portfolio                   19,953  10.342427      206
  Met Investors Third Avenue Small Cap Value Portfolio           14,552  14.131700      206
  Met Investors Janus Aggressive Growth Portfolio                20,487   9.561261      196
  Met Investors MFS Research International Portfolio             25,148  12.072123      304
  Met Investors T Rowe Price Mid Cap Growth Portfolio            30,682   8.368822      257
  Met Investors Oppenheimer Capital Appreciation Portfolio       12,228  10.143855      124
  (g) Met Investors PIMCO Inflation Protected Bond Portfolio A    7,661  10.506744       80
  Met Investors PIMCO Innovation Portfolio                        2,768   7.683996       21
  Met Investors PIMCO Money Market Portfolio                    274,220  10.081346    2,765
  Met Investors PIMCO Total Return Bond Portfolio                39,959  11.223416      448

                                                                For the Year ended December 31, 2003
                                                                -----------------------------------
                                                                  Investment      Expense     Total
                                                                Income Ratio/1/   Ratio/2/   Return/3/
                                                                --------------    -------    --------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio                0.96%         0.00%      31.06%
  Met Investors Lord Abbett Bond Debenture Portfolio                 2.15%         0.00%      19.52%
  Met Investors Lord Abbett Mid-Cap Value Portfolio                  0.69%         0.00%      26.16%
  (f) Met Investors Lord Abbett Growth Opportunity Portfolio         0.00%         0.00%      30.65%
  Met Investors JP Morgan Small Cap Stock Portfolio                  0.00%         0.00%      28.73%
  Met Investors JP Morgan Quality Bond Portfolio                     4.02%         0.00%       3.99%
  Met Investors JP Morgan Select Equity Portfolio                    0.63%         0.00%      33.50%
  Met Investors MFS Research International Portfolio                 1.01%         0.00%      34.08%
  AIM Premier Equity Fund                                            0.32%         0.00%      25.08%
  AIM Capital Appreciation Fund                                      0.00%         0.00%      29.52%
  AIM International Growth Fund                                      0.56%         0.00%      29.06%
  (f) MetLife SSR Money Market Portfolio                             0.46%         0.00%       0.51%
  Templeton Global Income Securities Fund                            7.68%         0.00%      22.72%
  Templeton Franklin Small Cap Fund                                  0.00%         0.00%      37.61%
  Templeton Growth Securities Fund                                   1.73%         0.00%      32.62%
  Templeton Foreign Securities Fund                                  2.00%         0.00%      32.55%
  Templeton Franklin Large Cap Growth Securities Fund                0.75%         0.00%      27.14%

Flexible premium variable universal life (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio                0.96%         0.55%      30.34%
  Met Investors Lord Abbett Bond Debenture Portfolio                 2.15%         0.55%      18.86%
  Met Investors Lord Abbett Mid-Cap Value Portfolio                  0.69%         0.55%      25.47%
  (f) Met Investors Lord Abbett Growth Opportunity Portfolio         0.00%         0.55%      30.16%
  Met Investors Met/Putnam Research Portfolio                        0.05%         0.55%      23.93%
  Met Investors JP Morgan Small Cap Stock Portfolio                  0.00%         0.55%      28.02%
  Met Investors JP Morgan Quality Bond Portfolio                     4.02%         0.55%       3.42%
  Met Investors JP Morgan Select Equity Portfolio                    0.63%         0.55%      32.77%
  Met Investors AIM Mid Cap Core Equity Portfolio                    0.13%         0.55%      25.73%
  Met Investors AIM Small Cap Growth Portfolio                       0.00%         0.55%      38.31%
  Met Investors Third Avenue Small Cap Value Portfolio               0.89%         0.55%      40.76%
  Met Investors Janus Aggressive Growth Portfolio                    0.00%         0.55%      30.20%
  Met Investors MFS Research International Portfolio                 1.01%         0.55%      31.47%
  Met Investors T Rowe Price Mid Cap Growth Portfolio                0.00%         0.55%      36.37%
  Met Investors Oppenheimer Capital Appreciation Portfolio           0.00%         0.55%      28.04%
  (g) Met Investors PIMCO Inflation Protected Bond Portfolio A       1.76%         0.55%       5.07%
  Met Investors PIMCO Innovation Portfolio                           0.00%         0.55%      56.98%
  Met Investors PIMCO Money Market Portfolio                         0.65%         0.55%       0.13%
  Met Investors PIMCO Total Return Bond Portfolio                    2.08%         0.55%       3.95%

(f) For the period from April 25, 2003 to December 31, 2003.
(g) For the period from May 1, 2003 to December 31, 2003.

     /1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     /2/ These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     /3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


                                                               As of December 31, 2003    For the Year ended December 31, 2003
                                                             ---------------------------- -----------------------------------
                                                                       Unit    Net Assets   Investment      Expense     Total
                                                             Units  Fair Value   (000)    Income Ratio/1/   Ratio/2/   Return/3/
                                                             ------ ---------- ---------- --------------    -------    --------
Flexible premium variable universal life (FPVUL), continued:
  Met Investors Harris Oakmark International Portfolio       20,126 $11.456476    $231         2.25%         0.55%      34.63%
  MetLife Davis Venture Value Fund A                         45,325  11.253209     510         0.19%         0.55%      30.15%
  MetLife Harris Oakmark Focused Value Fund                  32,266  11.849122     382         0.06%         0.55%      31.93%
  MetLife Jennison Growth Portfolio                          19,894  12.548343     250         0.06%         0.55%      29.36%
  MetLife Stock Index Portfolio                              59,930  10.074109     604         1.43%         0.55%      27.50%
  (f) MetLife SSR Money Market Portfolio                          7  11.160517       -         0.46%         0.55%       0.13%
  Russell Multi-Style Equity Fund                                 -   7.519445       -         1.00%         0.55%      28.15%
  Russell Aggressive Equity Fund                                  -  10.761244       -         0.00%         0.55%      44.80%
  Russell Non-US Fund                                             -   8.120053       -         0.06%         0.55%      38.03%
  Russell Core Bond Fund                                          -  13.156147       -         2.38%         0.55%       5.57%
  Russell Real Estate Securities Fund                             -  17.608576       -         4.19%         0.55%      36.46%
  AIM Premier Equity Fund                                     4,481   6.034219      27         0.32%         0.55%      24.39%
  AIM Capital Appreciation Fund                               1,512   6.187168       9         0.00%         0.55%      28.81%
  AIM International Growth Fund                                  32   6.530900       -         0.56%         0.55%      28.35%
  Alliance Premier Growth Portfolio                           4,199   5.528243      23         0.00%         0.55%      22.99%
  Alliance Bernstein Real Estate Investment Portfolio           674  17.614529      12         2.62%         0.55%      38.53%
  Liberty Newport Tiger Fund, Variable Series                     -   8.492680       -         0.00%         0.55%      44.00%
  Goldman Sachs Growth & Income Fund                              -   9.244236       -         0.00%         0.55%      23.68%
  Goldman Sachs International Equity Fund                        56   7.436396       -         4.34%         0.55%      34.75%
  Scudder II Small Cap Growth Portfolio                         471   5.223365       2         0.00%         0.55%      32.21%
  Scudder II Dreman Small Cap Value Portfolio                     -  15.200905       -         5.82%         0.55%      41.25%
  Scudder II Government Securities Portfolio                     13  12.684646       -         5.21%         0.55%       1.70%
  MFS Research Series                                         3,856   6.534061      25         0.49%         0.55%      24.02%
  MFS Investors Trust Series                                  3,087   7.914230      24         0.48%         0.55%      21.48%
  MFS Emerging Growth Series                                    694   4.542425       3         0.00%         0.55%      29.51%
  MFS High Income Series                                        506  11.277300       6         5.30%         0.55%      17.31%
  MFS Strategic Income Series                                     -  12.998148       -         0.45%         0.55%       9.77%
  MFS New Discovery Series                                       17   7.363338       -         0.00%         0.55%      32.98%
  Oppenheimer Capital Appreciation Fund                       3,976   7.442710      30         0.09%         0.55%      30.23%
  Oppenheimer Main Street Growth & Income Fund                  122   8.203248       1         0.85%         0.55%      26.02%
  Oppenheimer High Income Fund                                    -  11.822931       -        12.43%         0.55%      23.28%
  Oppenheimer Bond Fund                                         736  13.045828      10         5.20%         0.55%       6.19%
  Oppenheimer Strategic Bond Fund                                 -  13.348289       -        10.70%         0.55%      17.42%
  Putnam Growth & Income Fund                                 4,540  10.401776      47         1.71%         0.55%      26.99%
  Putnam New Value Fund                                           -  13.700289       -         2.68%         0.55%      32.13%
  Putnam Vista Fund                                           3,632   5.093235      18         0.00%         0.55%      32.69%
  Putnam International Growth Fund                            1,031   7.609099       8         1.04%         0.55%      28.18%
  Putnam International New Opportunities Fund                 1,317   5.395103       7         0.56%         0.55%      32.86%
  Templeton Franklin Small Cap Fund                               -   6.891773       -         0.00%         0.55%      36.85%
  Templeton Foreign Securities Fund                           1,667   9.209645      15         2.00%         0.55%      31.83%
  Templeton Developing Markets Securities Fund                  921  11.224890      10         1.41%         0.55%      52.90%
  Templeton Mutual Shares Securities Fund                       538  12.932916       7         1.18%         0.55%      24.80%

(f) For the period from April 25, 2003 to December 31, 2003.

     /1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     /2/ These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     /3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account One, single premium variable life and flexible premium variable universal life:

                                                               As of December 31, 2002    For the Year ended December 31, 2002
                                                            ----------------------------- ---------------------------------
                                                                       Unit    Net Assets   Investment      Expense    Total
                                                             Units  Fair Value   (000)    Income Ratio/1/   Ratio/2/  Return/3/
                                                            ------- ---------- ---------- --------------    -------   --------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio       194,619 $11.041953   $2,149        0.92%         0.00%     (17.95%)
  Met Investors Lord Abbett Bond Debenture Portfolio         31,437  11.061718      348        8.76%         0.00%      (0.39%)
  Met Investors Lord Abbett Developing Growth Portfolio      38,528   7.008332      270        0.00%         0.00%     (28.99%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio          26,684  15.168546      405        0.44%         0.00%      (9.31%)
  Met Investors JP Morgan Small Cap Stock Portfolio          20,498   8.311718      170        0.09%         0.00%     (21.05%)
  Met Investors JP Morgan Enhanced Index Portfolio           76,929   8.396483      646        0.96%         0.00%     (24.96%)
  Met Investors JP Morgan International Equity Portfolio     19,059   7.529965      144        0.00%         0.00%     (16.36%)
  Met Investors JP Morgan Quality Bond Portfolio             16,502  13.710940      226        4.83%         0.00%       8.95%
  Met Investors JP Morgan Select Equity Portfolio            63,316   8.256791      523        0.65%         0.00%     (25.65%)
  GACC Money Market Fund                                     15,156  12.397577      188        3.70%         0.00%       1.64%
  AIM Premier Equity Fund                                    12,063   6.128285       74        0.33%         0.00%     (30.26%)
  AIM Capital Appreciation Fund                              29,382   7.199995      212        0.00%         0.00%     (24.36%)
  AIM International Growth Fund                               4,682   5.163531       24        0.57%         0.00%     (15.67%)
  Templeton Global Income Securities Fund                     5,100  13.072760       67        1.16%         0.00%      21.44%
  Templeton Franklin Small Cap Fund                           9,418   7.183156       68        0.44%         0.00%     (28.52%)
  Templeton Growth Securities Fund                              328   9.566006        3        0.67%         0.00%     (18.32%)
  Templeton Foreign Securities Fund                           3,138   7.280394       23        1.76%         0.00%     (18.40%)
  Templeton Franklin Large Cap Growth Securities Fund         6,806   8.880736       60        0.86%         0.00%     (22.94%)

Flexible premium variable universal life (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio         5,439   8.695518       47        0.92%         0.55%     (18.40%)
  Met Investors Lord Abbett Bond Debenture Portfolio          1,791  10.196688       18        8.76%         0.55%      (0.94%)
  Met Investors Lord Abbett Developing Growth Portfolio       2,605   5.754548       15        0.00%         0.55%     (29.38%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio           1,182  12.941522       15        0.44%         0.55%      (9.81%)
  (h) Met Investors Met/Putnam Research Portfolio             3,651   8.170309       30        1.97%         0.55%     (18.30%)
  Met Investors JP Morgan Small Cap Stock Portfolio              16   6.582449        -        0.09%         0.55%     (21.48%)
  Met Investors JP Morgan Enhanced Index Portfolio            1,756   5.817937       10        0.96%         0.55%     (25.37%)
  Met Investors JP Morgan International Equity Portfolio         24   5.699010        -        0.00%         0.55%     (16.82%)
  Met Investors JP Morgan Quality Bond Portfolio                889  12.582457       11        4.83%         0.55%       8.36%
  Met Investors JP Morgan Select Equity Portfolio                10   6.438972        -        0.65%         0.55%     (26.05%)
  (h) Met Investors AIM Mid Cap Core Equity Portfolio           165   8.919617        1        0.18%         0.55%     (10.80%)
  (h) Met Investors AIM Small Cap Growth Portfolio              321   7.477512        2        0.00%         0.55%     (25.23%)
  (i) Met Investors Third Avenue Small Cap Value Portfolio       65  10.039513        1        0.31%         0.55%       0.40%

(h) For the period from February 1, 2002 to December 31, 2002.
(i) For the period from August 1, 2002 to December 31, 2002.

     /1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     /2/ These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     /3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


                                                                   As of December 31, 2002
                                                                -----------------------------
                                                                           Unit    Net Assets
                                                                 Units  Fair Value   (000)
                                                                ------- ---------- ----------
Flexible premium variable universal life (FPVUL), continued:
  (h) Met Investors Janus Aggressive Growth Portfolio               180 $ 7.343779   $    1
  (h) Met Investors MFS Research International Portfolio          1,733   9.182232       16
  (h) Met Investors T Rowe Price Mid Cap Growth Portfolio           315   6.136694        2
  (h) Met Investors Oppenheimer Capital Appreciation Portfolio      743   7.922234        6
  (h) Met Investors PIMCO Innovation Portfolio                      114   4.894901        1
  (h) Met Investors PIMCO Money Market Portfolio                107,897  10.068475    1,086
  (h) Met Investors PIMCO Total Return Portfolio                  2,618  10.797369       28
  (h) Met Investors Harris Oakmark International Portfolio          163   8.509853        1
  (h) MetLife Davis Venture Value Fund A                          2,871   8.646262       25
  (h) MetLife Harris Oakmark Focused Value Fund                     760   8.981463        7
  (i)  MetLife Jennison Growth Portfolio                             66   9.700283        1
  (h) MetLife Stock Index Portfolio                              27,658   7.901342      219
  GACC Money Market Fund                                             33  11.124961        -
  Russell Multi-Style Equity Fund                                    10   5.867561        -
  Russell Aggressive Equity Fund                                     10   7.431857        -
  Russell Non-US Fund                                                10   5.883026        -
  Russell Core Bond Fund                                             10  12.461731        -
  Russell Real Estate Securities Fund                                10  12.904044        -
  AIM Premier Equity Fund                                         2,899   4.850885       14
  AIM Capital Appreciation Fund                                   1,092   4.803340        5
  AIM International Growth Fund                                      31   5.088168        -
  Alliance Premier Growth Portfolio                               5,007   4.494866       23
  Alliance Bernstein Real Estate Investment Portfolio               850  12.714957       11
  Liberty Newport Tiger Fund, Variable Series                        10   5.897689        -
  Goldman Sachs Growth & Income Fund                                 10   7.474412        -
  Goldman Sachs International Equity Fund                            46   5.518767        -
  Scudder II Small Cap Growth Portfolio                             647   3.950673        3
  Scudder II Dreman Small Cap Value Portfolio                        10  10.761601        -
  Scudder II Government Securities Portfolio                         18  12.473046        -
  MFS Research Series                                             2,810   5.268477       15
  MFS Investors Trust Series                                      2,572   6.514980       17
  MFS Emerging Growth Series                                        526   3.507305        2
  MFS High Income Series                                             15   9.613187        -
  MFS Strategic Income Series                                       831  11.840793       10
  MFS New Discovery Series                                           18   5.536998        -
  Oppenheimer Capital Appreciation Fund                             366   5.715231        2

                                                                For the Year ended December 31, 2002
                                                                ---------------------------------
                                                                  Investment      Expense    Total
                                                                Income Ratio/1/   Ratio/2/  Return/3/
                                                                --------------    -------   --------
Flexible premium variable universal life (FPVUL), continued:
  (h) Met Investors Janus Aggressive Growth Portfolio                0.16%         0.55%     (26.56%)
  (h) Met Investors MFS Research International Portfolio             0.64%         0.55%      (8.18%)
  (h) Met Investors T Rowe Price Mid Cap Growth Portfolio            0.00%         0.55%     (38.63%)
  (h) Met Investors Oppenheimer Capital Appreciation Portfolio       0.19%         0.55%     (20.78%)
  (h) Met Investors PIMCO Innovation Portfolio                       0.00%         0.55%     (51.05%)
  (h) Met Investors PIMCO Money Market Portfolio                     0.58%         0.55%       0.69%
  (h) Met Investors PIMCO Total Return Portfolio                     0.00%         0.55%       7.97%
  (h) Met Investors Harris Oakmark International Portfolio           0.36%         0.55%     (14.90%)
  (h) MetLife Davis Venture Value Fund A                             0.02%         0.55%     (13.54%)
  (h) MetLife Harris Oakmark Focused Value Fund                      0.00%         0.55%     (10.19%)
  (i)  MetLife Jennison Growth Portfolio                             0.00%         0.55%      (3.00%)
  (h) MetLife Stock Index Portfolio                                  0.00%         0.55%     (20.99%)
  GACC Money Market Fund                                             3.70%         0.55%       1.08%
  Russell Multi-Style Equity Fund                                    0.00%         0.55%     (23.61%)
  Russell Aggressive Equity Fund                                     0.00%         0.55%     (19.50%)
  Russell Non-US Fund                                                1.54%         0.55%     (15.61%)
  Russell Core Bond Fund                                             2.52%         0.55%       8.24%
  Russell Real Estate Securities Fund                                5.34%         0.55%       3.23%
  AIM Premier Equity Fund                                            0.33%         0.55%     (30.64%)
  AIM Capital Appreciation Fund                                      0.00%         0.55%     (24.77%)
  AIM International Growth Fund                                      0.57%         0.55%     (16.14%)
  Alliance Premier Growth Portfolio                                  0.00%         0.55%     (31.03%)
  Alliance Bernstein Real Estate Investment Portfolio                2.62%         0.55%       2.04%
  Liberty Newport Tiger Fund, Variable Series                        0.14%         0.55%     (17.42%)
  Goldman Sachs Growth & Income Fund                                 0.14%         0.55%     (11.83%)
  Goldman Sachs International Equity Fund                            1.46%         0.55%     (18.78%)
  Scudder II Small Cap Growth Portfolio                              0.00%         0.55%     (33.83%)
  Scudder II Dreman Small Cap Value Portfolio                        0.61%         0.55%     (11.84%)
  Scudder II Government Securities Portfolio                         3.23%         0.55%       7.46%
  MFS Research Series                                                0.20%         0.55%     (24.95%)
  MFS Investors Trust Series                                         0.46%         0.55%     (21.40%)
  MFS Emerging Growth Series                                         0.00%         0.55%     (34.12%)
  MFS High Income Series                                            10.34%         0.55%       2.00%
  MFS Strategic Income Series                                        0.07%         0.55%       7.81%
  MFS New Discovery Series                                           0.00%         0.55%     (32.01%)
  Oppenheimer Capital Appreciation Fund                              0.22%         0.55%     (27.26%)


(h) For the period from February 1, 2002 to December 31, 2002.
(i) For the period from August 1, 2002 to December 31, 2002.

     /1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     /2/ These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     /3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


                                                               As of December 31, 2002   For the Year ended December 31, 2002
                                                             --------------------------- ---------------------------------
                                                                   Unit Fair  Net Assets   Investment      Expense    Total
                                                             Units   Value      (000)    Income Ratio/1/   Ratio/2/  Return/3/
                                                             ----- ---------- ---------- --------------    -------   --------
Flexible premium variable universal life (FPVUL), continued:
  Oppenheimer Main Street Growth & Income Fund                  87 $ 6.509266    $ 1          0.66%         0.55%     (19.24%)
  Oppenheimer High Income Fund                                  10   9.590442      -         10.42%         0.55%      (2.93%)
  Oppenheimer Bond Fund                                      1,006  12.284930     12          7.32%         0.55%       8.48%
  Oppenheimer Strategic Bond Fund                               10  11.367600      -          8.26%         0.55%       6.85%
  Putnam Growth & Income Fund                                4,075   8.190761     33          1.56%         0.55%     (19.23%)
  Putnam New Value Fund                                         10  10.368513      -          0.88%         0.55%     (15.90%)
  Putnam Vista Fund                                          2,643   3.838546     10          0.00%         0.55%     (30.76%)
  Putnam International Growth Fund                             992   5.936235      6          1.04%         0.55%     (17.97%)
  Putnam International New Opportunities Fund                1,792   4.060788      7          0.91%         0.55%     (13.94%)
  Templeton Franklin Small Cap Fund                             10   5.035859      -          0.44%         0.55%     (28.91%)
  Templeton Foreign Securities Fund                          1,903   6.986242     13          1.76%         0.55%     (18.85%)
  Templeton Developing Markets Securities Fund               1,109   7.341546      8          1.67%         0.55%      (0.51%)
  Templeton Mutual Shares Securities Fund                      568  10.363287      6          0.96%         0.55%     (12.05%)

     /1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     /2/ These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     /3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


The following table was developed by separating each sub-account into the two products offered by MetLife Investors Variable Life Account One, single premium variable life and flexible premium variable universal life:

                                                             As of December 31, 2001    For the Year ended December 31, 2001
                                                          ----------------------------- ---------------------------------
                                                                     Unit    Net Assets   Investment      Expense    Total
                                                           Units  Fair Value   (000)    Income Ratio/1/   Ratio/2/  Return/3/
                                                          ------- ---------- ---------- --------------    -------   --------
Single premium variable life policies (SPVL):
  Met Investors Lord Abbett Growth & Income Portfolio     209,047 $13.457092   $2,813        0.96%         0.00%      (5.72%)
  Met Investors Lord Abbett Bond Debenture Portfolio       34,083  11.104937      378        8.13%         0.00%       3.79%
  Met Investors Lord Abbett Developing Growth Portfolio    42,228   9.869073      417        0.00%         0.00%      (6.84%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio        28,015  16.725294      469        0.51%         0.00%       8.09%
  Met Investors JP Morgan Enhanced Index Portfolio         83,299  11.188969      932        0.84%         0.00%     (11.41%)
  Met Investors JP Morgan International Equity Portfolio   19,568   9.002765      176        1.33%         0.00%     (20.33%)
  Met Investors JP Morgan Quality Bond Portfolio           15,366  12.584203      193        4.88%         0.00%       7.05%
  Met Investors JP Morgan Select Equity Portfolio          70,317  11.104735      781        0.48%         0.00%      (6.02%)
  Met Investors JP Morgan Small Cap Stock Portfolio        20,358  10.527179      214        0.19%         0.00%      (8.45%)
  GACC Money Market Fund                                   15,726  12.197699      192        0.00%         0.00%       4.05%
  AIM Premier Equity Fund                                  13,744   8.787093      121        0.13%         0.00%     (12.56%)
  AIM Capital Appreciation Fund                            30,901   9.518189      295        0.00%         0.00%     (23.28%)
  AIM International Growth Fund                             4,723   6.123278       29        0.42%         0.00%     (23.53%)
  Templeton Global Income Securities Fund                   5,225  10.764665       56        3.34%         0.00%       2.55%
  Templeton Franklin Small Cap Fund                         9,519  10.049016       96        0.56%         0.00%     (15.02%)
  Templeton Growth Securities Fund                          2,374  11.711557       28        0.88%         0.00%      (0.98%)
  Templeton Foreign Securities Fund                         3,433   8.922589       31        3.11%         0.00%     (15.75%)
  Templeton Franklin Large Cap Growth Securities Fund       6,837  11.524553       79        0.62%         0.00%     (11.26%)

Flexible premium variable universal life (FPVUL):
  Met Investors Lord Abbett Growth & Income Portfolio         809  10.655982        9        0.96%         0.55%      (6.24%)
  Met Investors Lord Abbett Bond Debenture Portfolio           61  10.292989        1        8.13%         0.55%       3.21%
  Met Investors Lord Abbett Developing Growth Portfolio     2,705   8.148307       22        0.00%         0.55%      (7.35%)
  Met Investors Lord Abbett Mid-Cap Value Portfolio         1,477  14.348495       21        0.51%         0.55%       7.50%
  Met Investors JP Morgan Enhanced Index Portfolio          1,803   7.795711       14        0.84%         0.55%     (11.90%)
  Met Investors JP Morgan International Equity Portfolio       15   6.851329        -        1.33%         0.55%     (20.77%)
  Met Investors JP Morgan Quality Bond Portfolio              916  11.612125       11        4.88%         0.55%       6.46%
  Met Investors JP Morgan Select Equity Portfolio              10   8.707766        -        0.48%         0.55%      (6.53%)
  Met Investors JP Morgan Small Cap Stock Portfolio            12   8.383044        -        0.19%         0.55%      (8.96%)
  GACC Money Market Fund                                       21  11.005974        -        0.00%         0.55%       3.47%
  Russell Multi-Style Equity Fund                              10   7.681248        -        0.00%         0.55%     (14.68%)
  Russell Aggressive Equity Fund                               10   9.232206        -        0.00%         0.55%      (2.90%)
  Russell Non-US Fund                                          10   6.971501        -        0.00%         0.55%     (22.46%)

     /1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     /2/ These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     /3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                    (Continued)

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE
                             FINANCIAL HIGHLIGHTS


                                                               As of December 31, 2001   For the Year ended December 31, 2001
                                                             --------------------------- ---------------------------------
                                                                      Unit    Net Assets   Investment      Expense    Total
                                                             Units Fair Value   (000)    Income Ratio/1/   Ratio/2/  Return/3/
                                                             ----- ---------- ---------- --------------    -------   --------
Flexible premium variable universal life (FPVUL), continued:
  Russell Core Bond Fund                                        10 $11.512783    $ -          6.26%         0.55%       6.81%
  Russell Real Estate Securities Fund                           10  12.499952      -          5.00%         0.55%       7.24%
  AIM Premier Equity Fund                                    2,633   6.993936     18          0.13%         0.55%     (13.05%)
  AIM Capital Appreciation Fund                              1,170   6.384978      7          0.00%         0.55%     (23.70%)
  AIM International Growth Fund                                229   6.067249      1          0.42%         0.55%     (23.95%)
  Alliance Premier Growth Portfolio                          4,739   6.516693     31          0.00%         0.55%     (17.66%)
  Alliance Bernstein Real Estate Investment Portfolio        1,044  12.460950     13          3.58%         0.55%      10.18%
  Liberty Newport Tiger Fund, Variable Series                  193   7.141851      1          0.72%         0.55%     (18.93%)
  Goldman Sachs Growth and Income Fund                         306   8.476793      3          0.38%         0.55%      (9.84%)
  Goldman Sachs International Equity Fund                       27   6.795201      -          1.46%         0.55%     (22.69%)
  Goldman Sachs Global Income Fund                             922  11.099037     10          3.83%         0.55%       4.23%
  Goldman Sachs Internet Tollkeeper Fund                        33   4.313304      -          0.00%         0.55%     (34.04%)
  Scudder II Small Cap Growth Portfolio                        888   5.970422      5          0.00%         0.55%     (29.19%)
  Scudder II Dreman Small Cap Value Portfolio                  119  12.206418      1          0.00%         0.55%      17.02%
  Scudder II Government Securities Portfolio                    13  11.607298      -          3.89%         0.55%       6.90%
  MFS Research Series                                        2,131   7.020054     15          0.01%         0.55%     (21.68%)
  MFS Emerging Growth Series                                   582   5.324112      3          0.00%         0.55%     (33.85%)
  MFS High Income Series                                       146   9.424560      1          9.33%         0.55%       1.51%
  MFS Strategic Income Series                                   10  10.983060      -          3.72%         0.55%       4.17%
  MFS Investors Trust Series                                 2,176   8.288460     18          0.41%         0.55%     (16.42%)
  MFS New Discovery Series                                      13   8.143437      -          0.00%         0.55%      (5.55%)
  Oppenheimer Capital Appreciation Fund                         40   7.857105      -          0.49%         0.55%     (13.06%)
  Oppenheimer Main Street Growth & Income Fund                  42   8.060302      -          0.73%         0.55%     (10.66%)
  Oppenheimer High Income Fund                                  10   9.879940      -         10.22%         0.55%       1.41%
  Oppenheimer Bond Fund                                      1,046  11.324475     12          7.55%         0.55%       7.19%
  Oppenheimer Strategic Bond Fund                               10  10.638438      -          2.90%         0.55%       4.27%
  Putnam Growth and Income Fund                              3,545  10.141380     36          1.47%         0.55%      (6.68%)
  Putnam New Value Fund                                         10  12.329025      -          0.83%         0.55%       3.04%
  Putnam Vista Fund                                          2,191   5.543857     12          0.00%         0.55%     (33.77%)
  Putnam International Growth Fund                           1,033   7.236699      7          0.38%         0.55%     (20.85%)
  Putnam International New Opportunities Fund                1,859   4.718313      9          0.00%         0.55%     (28.91%)
  Templeton Franklin Small Cap Fund                             10   7.083955      -          0.56%         0.55%     (15.48%)
  Templeton Foreign Securities Fund                          1,974   8.609379     17          3.11%         0.55%     (16.21%)
  Templeton Developing Markets Securities Fund               1,201   7.379238      9          1.01%         0.55%      (8.59%)
  Templeton Mutual Shares Securities Fund                      606  11.782983      7          2.13%         0.55%       6.72%

     /1/ These amounts represent the dividends, excluding distributions of capital gains, received by the Separate Account sub-accounts from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account sub-accounts invest. For periods in which a sub-account commenced or ceased operations, the investment income ratio is not annualized.

     /2/ These ratios represent the annualized contract expenses of the Separate Account sub-accounts, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

     /3/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                               FLEXIBLE PREMIUM

                       VARIABLE LIFE INSURANCE POLICIES

             JOINT AND LAST SURVIVOR POLICY AND SINGLE LIFE POLICY

                      METLIFE INVESTORS INSURANCE COMPANY

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)


                                  MAY 1, 2005



This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2005 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Investors Distribution Company, 22 Corporate Plaza Drive, Newport Beach, CA 92660.


                                     SAI-1

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         -----
  MetLife Investors..................................................... SAI-3
  The Separate Account.................................................. SAI-3
  Adjustment of Charges................................................. SAI-3
  Disregard of Voting Instructions...................................... SAI-3
  Performance Data...................................................... SAI-3
  Illustrations......................................................... SAI-4
  Registration Statement................................................ SAI-4
  Legal Matters......................................................... SAI-4
  Misstatement of Age or Sex Corrections................................ SAI-4
  Our Right to Contest.................................................. SAI-4
  Reports to Owners..................................................... SAI-5
  Experts............................................................... SAI-5
  Distribution.......................................................... SAI-5
  Financial Statements..................................................

                                     SAI-2

METLIFE INVESTORS


MetLife Investors Insurance Company was incorporated on August 17, 1981 as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Xerox Financial Services Life Insurance Company, which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company (MetLife) acquired GenAmerica Corporation, the ultimate parent company of General American Life. MetLife, headquartered in New York City since 1868, is a subsidiary of MetLife, Inc., a publicly-traded company that is a leading provider of insurance and financial products and services to individual and group customers. We changed our name to MetLife Investors Insurance Company on February 12, 2001. On October 1, 2004 we became a direct subsidiary of MetLife, Inc.


We are licensed to do business in the District of Columbia and all states except California, Maine, New Hampshire, New York, and Vermont.

THE SEPARATE ACCOUNT

We established the separate account, MetLife Investors Variable Life Account One on October 23, 1991 to hold certain of the assets that underlie the Policies. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended.

ADJUSTMENT OF CHARGES

The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other groups or sponsored arrangements purchasing one or more Policies, we may waive or adjust the amount of the sales charge, contingent deferred sales charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. We will determine in our discretion if, and in what amount, an adjustment is appropriate. We may modify the criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any owner.

DISREGARD OF VOTING INSTRUCTIONS

We may, when required to do so by state insurance authorities, vote shares of the Funds without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Fund to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Fund. We may also disapprove changes in the investment policy initiated by Owners or trustees/directors of the Funds, if such disapproval is reasonable and is based on a good faith determination by us that the change would violate state or Federal law or the change would not be consistent with the investment objectives of the Investment Funds or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by us or of an affiliated company. In the event we disregard voting instructions, a summary of this action and the reasons for such action will be included in the next annual report to owners.

PERFORMANCE DATA

We may provide information concerning the historical investment experience of the Investment Funds, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Investment Funds. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, and the selection and issue expense charge,

                                     SAI-3
which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the mortality and expense risk charge and the fees and expenses of the underlying Investment Funds. The net rates of return show performance from the inception of the Investment Funds, which in some instances, may precede the Fund's inclusion in the Separate Account.

ILLUSTRATIONS

We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or Insured's characteristics. The illustrations are intended to show how the Death Benefit, Cash Surrender Value, and Cash Value could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Face Amount, premium payments, Insured, risk class, and death benefit option. Illustrations will disclose the specified assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Cash Surrender Value, and Cash Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual average gross rates of return equaled the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

REGISTRATION STATEMENT

The prospectus and this SAI omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

LEGAL MATTERS

Legal matters in connection with the Policies have been passed on by Richard C. Pearson, General Counsel of MetLife Investors Insurance Company. Sutherland Asbill & Brennan LLP of Washington, DC has provided legal advice on certain matters relating to the Federal securities laws.

MISSTATEMENT OF AGE OR SEX CORRECTIONS

If there is a misstatement of age or sex in the application, the amount of the death benefit will be that which would be purchased by the most recent monthly cost of insurance charge at the correct age or sex. If we make any payment or Policy changes in good faith, relying on our records, or evidence supplied to us, our duty will be fully discharged. We reserve the right to correct any errors in the Policy.

OUR RIGHT TO CONTEST

We cannot contest the validity of the Policy after it has been in effect during the Insured's lifetime with respect to the Single Life Policy, or during the lifetime of either Insured with respect to the Joint and Last Survivor Policy, for two years. With respect to the Single Life Policy, we cannot contest an increase in Face Amount with regard to material misstatements made concerning such increase after it has been in force during the Insured's lifetime for two years from the effective date of the increase. If the Policy is reinstated, the two-year period for contesting material misstatements is measured from the date of approval of the reinstatement. In addition, if the Insured with respect to the Single Life Policy (or either Insured with respect to the Joint and Last Survivor Policy) commits suicide in the two-year period, or such period as specified in state law, while sane or insane, the benefit payable will be limited to premiums paid less Indebtedness and less any partial withdrawals. With respect to the Single Life Policy, while sane or insane, if the Insured commits suicide within two years after the date of any increase in Face Amount, the death benefit for that increase will be limited to the monthly deductions for the increase. Depending on the state where your Policy was issued, additional provisions regarding suicide may apply. Please refer to your Policy.

                                     SAI-4

REPORTS TO OWNERS

Each year a report will be sent to you which shows the current Policy values, premiums paid and deductions made since the last report, and any outstanding loans.

EXPERTS


The consolidated financial statements of the Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance), and are so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 E. Kennedy Boulevard, Tampa, Florida 33602.


Marian Zeldin, FSA, MAAA, Vice President and Actuary of MetLife has examined actuarial matters included in the Registration Statement, as stated in her opinion filed as an exhibit to the Registration Statement.

DISTRIBUTION

Information about the distribution of the Policies is contained in the prospectus. (See "Other Information - Distribution.") Additional information is provided below.

The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the Policies. Distributor is a Missouri corporation and its principal office is located at 22 Corporate Plaza Drive, Newport Beach, California 92660. (In December 2004, MetLife Investors Distribution Company, a Delaware Corporation, was merged into General American Distributors, Inc., and the name of the surviving corporation was changed to MetLife Investors Distribution Company.) Distributor is an indirect wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.



Distributor received sales compensation with respect to the Separate Account in the following amounts during the periods indicated:



                    AGGREGATE AMOUNT OF AGGREGATE AMOUNT OF COMMISSIONS
                    COMMISSIONS PAID TO  RETAINED BY DISTRIBUTOR AFTER
        FISCAL YEAR     DISTRIBUTOR        PAYMENTS TO SELLING FIRMS
        ----------- ------------------- -------------------------------
           2004....     $1,493,733                    $0
           2003....     $2,048,178                    $0
           2002....     $  538,206                    $0




Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the Policies.


                                     SAI-5

                          METLIFE INVESTORS INSURANCE
                           COMPANY AND SUBSIDIARIES

 Consolidated Financial Statements for the Years Ended December 31, 2004, 2003
                                   and 2002
                                      and
                         Independent Auditors' Report

      INDEPENDENT AUDITORS' REPORT

      To the Board of Directors and Stockholder of MetLife Investors Insurance Company:

      We have audited the accompanying consolidated balance sheets of MetLife Investors Insurance Company and subsidiaries (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

      We conducted our audits in accordance with the generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of MetLife Investors Insurance Company and subsidiaries at December 31, 2004 and 2003, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

      As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as cumulative effects of changes in accounting principles.

      DELOITTE & TOUCHE LLP


      Certified Public Accountants
      Tampa, FL
      April 25, 2005

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                             CONSOLIDATED BALANCE SHEETS
                             DECEMBER 31, 2004 AND 2003
               (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                  2004        2003
                                                                                               ----------- ----------
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost: $2,173,397 and $2,307,598,
  respectively)                                                                                $ 2,189,092 $2,373,214
 Equity securities, at fair value (cost: $1,141 and $1,141, respectively)                            1,228      1,228
 Mortgage loans on real estate                                                                     129,888    222,500
 Policy loans                                                                                       28,389     28,680
 Real estate joint ventures held-for-investments                                                     4,529      4,834
 Other limited partnership interests                                                                 2,376      2,270
 Short-term investments                                                                            103,196    225,665
 Other invested assets                                                                              14,550     16,993
                                                                                               ----------- ----------
   Total investments                                                                             2,473,248  2,875,384
Cash and cash equivalents                                                                          173,875    149,106
Accrued investment income                                                                           20,916     28,168
Premiums and other receivables                                                                     912,865    885,435
Deferred policy acquisition costs                                                                  573,205    508,437
Current income taxes receivable                                                                     23,371          -
Other assets                                                                                        93,607     95,264
Separate account assets                                                                          6,546,025  5,093,170
                                                                                               ----------- ----------
   Total assets                                                                                $10,817,112 $9,634,964
                                                                                               =========== ==========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
 Future policy benefits                                                                        $   112,060 $   89,843
 Policyholder account balances                                                                   2,902,630  3,450,348
 Other policyholder funds                                                                            9,465      5,802
 Current income taxes payable                                                                            -      2,934
 Deferred income taxes payable                                                                      35,735      6,570
 Payables under securities loaned transactions                                                     487,278    387,369
 Other liabilities                                                                                  22,171     45,693
 Separate account liabilities                                                                    6,546,025  5,093,170
                                                                                               ----------- ----------
   Total liabilities                                                                            10,115,364  9,081,729
                                                                                               ----------- ----------

Stockholder's Equity:
Common stock, par value $2 per share; 5,000,000 shares authorized;
   2,899,446 issued and outstanding                                                                  5,799      5,799
Additional paid-in capital                                                                         586,181    486,954
Retained earnings                                                                                  104,272     39,245
Accumulated other comprehensive income                                                               5,496     21,237
                                                                                               ----------- ----------
   Total stockholder's equity                                                                      701,748    553,235
                                                                                               ----------- ----------
   Total liabilities and stockholder's equity                                                  $10,817,112 $9,634,964
                                                                                               =========== ==========

            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED STATEMENTS OF INCOME
                FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                               (DOLLARS IN THOUSANDS)

                                                                  2004     2003      2002
                                                                -------- --------  --------
REVENUES
Premiums                                                        $ 18,867 $  7,367  $ 22,630
Universal life and investment-type product policy fees           106,917   78,502    45,743
Net investment income                                            133,857  143,295   163,648
Other revenues                                                    71,110   65,150    40,878
Net investment gains (losses)                                     35,707  (24,887)   11,072
                                                                -------- --------  --------
   Total revenues                                                366,458  269,427   283,971
                                                                -------- --------  --------

EXPENSES
Policyholder benefits and claims                                  29,762   22,434    36,090
Interest credited to policyholder account balances               146,732  171,065   148,673
Other expenses                                                    98,829   80,066    61,385
                                                                -------- --------  --------
   Total expenses                                                275,323  273,565   246,148
                                                                -------- --------  --------

Income (loss) before provision (benefit) for income taxes         91,135   (4,138)   37,823
Provision (benefit) for income taxes                              27,361   (3,515)   11,175
Income (loss) before cummulative affect of change in accounting   63,774     (623)   26,648
Cumulative effect of change in accounting, net of income taxes     1,253        -         -
                                                                -------- --------  --------
Net income (loss)                                               $ 65,027 $   (623) $ 26,648
                                                                ======== ========  ========




            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                               (DOLLARS IN THOUSANDS)

                                                                                         ACCUMULATED
                                                                                            OTHER
                                                             COMMON  PAID-IN  RETAINED  COMPREHENSIVE
                                                             STOCK   CAPITAL  EARNINGS  INCOME (LOSS)   TOTAL
                                                             ------ --------  --------  ------------- --------
Balance at January 1, 2002                                   $5,799 $430,954  $ 13,220    $  5,454    $455,427
Comprehensive income (loss):
 Net Income                                                                     26,648                  26,648
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net of related
     offsets, reclassification adjustments and income taxes                                  1,876       1,876
                                                                                                      --------
 Comprehensive income (loss)                                                                            28,524
                                                             -------------------------------------------------
Balance at December 31, 2002                                  5,799  430,954    39,868       7,330     483,951
Capital contribution                                                  56,000                            56,000
Comprehensive income (loss):
 Net loss                                                                         (623)                   (623)
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net of related
     offsets, reclassification adjustments and income taxes                                 13,907      13,907
                                                                                                      --------
 Comprehensive income (loss)                                                                            13,284
                                                             -------------------------------------------------
Balance at December 31, 2003                                  5,799  486,954    39,245      21,237     553,235
Capital contribution                                                 110,000                           110,000
Sale of subsidiary                                                   (10,773)                          (10,773)
Comprehensive income (loss):
 Net Income                                                                     65,027                  65,027
 Other comprehensive income (loss):
   Unrealized investment gains (losses), net of related
     offsets, reclassification adjustments and income taxes                                (15,741)    (15,741)
                                                                                                      --------
 Comprehensive income (loss)                                                                            49,286
                                                             -------------------------------------------------
Balance at December 31, 2004                                 $5,799 $586,181  $104,272    $  5,496    $701,748
                                                             =================================================



            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                               (DOLLARS IN THOUSANDS)

                                                                                   2004         2003         2002
                                                                               -----------  -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $    65,027  $      (623) $    26,648
 Adjustments to reconcile net income to net cash used in operating activities:
   Amortization of premiums and accretion of discounts associated with
     investments, net                                                               11,554        9,192       (7,178)
   (Gains) losses from sales of investments and business, net                      (35,705)      24,887      (11,072)
   Interest credited to policyholder account balances                              146,732      171,065      148,673
   Universal life and investment-type product policy fees                         (106,917)     (78,502)     (45,743)
   Change in accrued investment income                                               5,066       (2,681)        (312)
   Change in premiums and other receivables                                       (397,986)    (209,287)    (385,409)
   Change in deferred policy acquisitions costs, net                               (77,055)     (98,735)     (69,941)
   Change in insurance related liabilities                                          25,637        1,742       21,728
   Change in income taxes payable                                                    8,604       (9,380)      12,013
   Change in other assets                                                           73,915       46,488       30,616
   Change in other liabilities                                                     (43,960)       4,053        5,418
                                                                               -----------  -----------  -----------
Net cash used in operating activities                                             (325,088)    (141,781)    (274,559)
                                                                               -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
 Sales, maturities and repayments:
   Fixed maturities                                                                989,783    1,148,693    1,510,965
   Equity securities                                                                     -            -           98
   Mortgage loans on real estate                                                   136,491       48,484       54,327
   Real estate and real estate joint ventures                                          684          358          243
   Other limited partnership interests                                                 118            -           80
 Purchases of:
   Fixed maturities                                                             (1,028,803)  (1,671,616)  (1,580,423)
   Equity securities                                                                     -            -          (66)
   Mortgage loans on real estate                                                   (40,668)        (750)         (19)
   Real estate and real estate joint ventures                                            -         (500)      (1,050)
   Other limited partnership interests                                                (224)        (333)        (250)
 Net change in short-term investments                                              116,085      (96,525)    (127,785)
 Net change in policy loans                                                            291         (459)        (776)
 Proceeds from sales of businesses                                                  19,593            -            -
 Net change in payable under securities loaned transactions                         99,909      387,369            -
 Net change in other invested assets                                                  (889)     (14,108)          58
                                                                               -----------  -----------  -----------
Net cash provided by (used in) investing activities                                292,370     (199,387)    (144,598)
                                                                               -----------  -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
 Policyholder account balances:
   Deposits                                                                      1,811,449    2,180,147    1,544,875
   Withdrawals                                                                  (1,863,962)  (1,978,646)  (1,063,452)
 Net change in short-term debt                                                           -            -       (8,724)
 Capital contribution from the Parent Company                                      110,000       56,000            -
                                                                               -----------  -----------  -----------
Net cash provided by financing activities                                           57,487      257,501      472,699
                                                                               -----------  -----------  -----------
Change in cash and cash equivalents                                                 24,769      (83,667)      53,542
Cash and cash equivalents, beginning of year                                       149,106      232,773      179,231
                                                                               -----------  -----------  -----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                         $   173,875  $   149,106  $   232,773
                                                                               ===========  ===========  ===========
Supplemental disclosures of cash flow information:
 Net cash paid during the year:
   Interest                                                                    $         3  $       129  $       249
                                                                               ===========  ===========  ===========
   Income taxes                                                                $    20,889  $     5,628  $      (603)
                                                                               ===========  ===========  ===========

            See accompanying notes to consolidated financial statements.

                METLIFE INVESTORS INSURANCE COMPANY AND SUBSIDIARIES

                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BUSINESS

      MetLife Investors Insurance Company ("MLIIC"), a Missouri domiciled life insurance company, and subsidiaries (the "Company") is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Company owns 100% of the outstanding shares of MetLife Investors Insurance Company of California ("MLIICCA"), a California domiciled life insurance company. At October 1, 2004 the Company was sold from COVA Corporation ("COVA"), a wholly owned subsidiary of MetLife, to MetLife.

      The Company markets and services variable annuities, single premium deferred annuities ("SPDA"), immediate annuities, term life, variable life, and single premium whole life insurance policies. The Company is licensed to do business in 47 states and the District of Columbia. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders. Single premium whole life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

      BASIS OF PRESENTATION

      The accompanying consolidated financial statements include the accounts of (i) the Company and its subsidiaries and (ii) partnerships and joint ventures in which the Company has control. Intercompany accounts and transactions have been eliminated.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most significant estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC") including value of business acquired ("VOBA"); (vi) the liability for future policyholder benefits;
      (vii) the liability for litigation and regulatory matters; and (viii) accounting for reinsurance transactions. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

      The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

      Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2004 presentation.

      INVESTMENTS

      The Company's principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies;
      (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

      The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period that determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

      The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

      Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

      Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are recorded when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

      Policy loans are stated at unpaid principal balances.

      Short-term investments are stated at amortized cost, which approximates fair value.

      DERIVATIVES

      Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, futures and option contracts, to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its insurance Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within Other invested assets or as liabilities within Other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in Net investment gains (losses).

      To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and throughout the life of the hedging relationship. The ineffective portion of the changes in fair value of the hedging instrument is recorded in Net investment gains (losses).

      Under a fair value hedge, changes in the fair value of the derivative, along with changes in the fair value of the hedged item related to the risk being hedged, are reported in Net investment gains (losses).

      In a cash flow hedge, changes in the fair value of the derivative are recorded in Other comprehensive income (loss), a separate component of shareholder's equity, and the deferred gains or losses on the derivative are reclassified into the income statement when the Company's earnings are affected by the variability in cash flows of the hedged item. There were no cash flow hedges at December 31, 2004, 2003, and 2002.

      The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) it is no longer probable that the forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

      When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are amortized into income over the remaining life of the hedging instruments.

      When hedge accounting is discontinued because it is probable that the forecasted transactions will not occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in Net investment gains (losses). Deferred gains and losses of a derivative recorded in Other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in Net investment gains (losses).

      In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as Net investment gains (losses).

      The Company is also a party to financial instruments in which a derivative is "embedded." For each financial instrument in which a derivative is embedded, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract, and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative, as defined in SFAS 133. If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in Net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in Net investment gains (losses). The Company did not have any embedded derivatives during the years ended December 31, 2004, 2003 and 2002.

      CASH AND CASH EQUIVALENTS

      The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

      DEFERRED POLICY ACQUISITION COSTS

      The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. The aforementioned factors enter into management's estimates of gross profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the capitalization and amortization of DAC, including VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

      Costs, which consist principally of commissions and policy issue expenses, are amortized with interest over the expected life of the contract for universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross profits from investment, mortality, expense margins, and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

      Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

      DAC for non-participating traditional life and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

      Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

      VOBA, included as part of DAC, represents the present value of estimated future gross profits to be generated from existing insurance contracts in-force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

      SALES INDUCEMENTS

      The Company has two different types of sales inducements: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit and (ii) the policyholder receives a higher interest rate than the normal general account interest rate credited on money in the enhanced dollar cost averaging program. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

      GOODWILL

      The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a writedown of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from 10 to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

      Changes in goodwill were as follows:

                                           YEARS ENDED DECEMBER 31,
                                           ------------------------
                                             2004    2003    2002
                                           -------  ------- -------
                                            (DOLLARS IN THOUSANDS)
            Net balance, beginning of year $33,592  $33,592 $33,592
            Disposition and other             (178)       -       -
                                           -------  ------- -------
            Net balance, end of year       $33,414  $33,592 $33,592
                                           =======  ======= =======

      LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

      The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

      Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments and premium deficiency reserves. Interest rates used in establishing such liabilities range from 2% to 8%.

      Policyholder account balances relate to investment-type contracts. Investment-type contracts principally include traditional fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 2% to 13%, less expenses, mortality charges, and withdrawals.

      The Company establishes liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies. Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for calculating such guaranteed annuitization benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

      RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

      Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

      Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

      OTHER REVENUES

      Other revenues include interest income from a financing agreement, advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

      INCOME TAXES

      The Company applies the concepts of SFAS No. 109, ACCOUNTING FOR INCOME TAXES, which establishes deferred income tax assets and liabilities based upon the difference between the financial statements and tax bases of assets and liabilities using the enacted rates in effect for the year in which the differences are expected to reverse. SFAS No. 109 allows recognition of deferred income tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

      The Company and its includible life insurance subsidiary file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended ("the Code"). The Company will file a consolidated return for 2004 with MLIICCA and First MetLife Investors Insurance Company ("FMLI"). The operations of FMLI included in the 2004 consolidated return will only be through 9/30/2009, and after that time FMLI will file a separate standalone return.

      REINSURANCE

      The Company enters into reinsurance transactions as a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

      SEPARATE ACCOUNTS

      Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, there was no material impact on the Company's separate accounts.

      APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

      In December 2004, the FASB issued SFAS No. 153, EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

      In March 2004, the Emerging Issues Task Force ("EITF") reached further consensus on Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. An EITF 03-1 consensus reached in November 2003 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The Company has complied with the disclosure requirements of EITF 03-1, which were effective December 31, 2003. The accounting guidance of EITF 03-1 relating to the recognition of investment impairment which was to be effective in the third quarter of 2004 has been delayed pending the development of additional guidance. The Company is actively monitoring the deliberations relating to this issue at the FASB and currently is unable to determine the ultimate impact EITF 03-1 will have on its consolidated financial statements.

      Effective January 1, 2004, the Company adopted Statement of Position 03-1, as interpreted by Technical Practices Aids issued by the American Institute of Certified Public Accountants. SOP 03-1 provides guidance on
      (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released Staff Position Paper No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS, PERMIT OR REQUIRE ACCRUAL OF AN UNEARNED REVENUE LIABILITY ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its financial statements. As a result of the adoption of SOP 03-1 , effective January 1, 2004, the Company decreased future policyholder benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity contracts by approximately $1,253 thousand, net of income tax, which has been reported as a cumulative effect of a change in accounting. The application of SOP 03-1 increased the Company's 2004 net income by $2,653 thousand, including the cumulative effect of adoption.

      In October 1, 2003, the Company adopted Statement 133 Implementation Issue No. B36, EMBEDDED DERIVATIVES: MODIFIED COINSURANCE ARRANGEMENTS AND DEBT INSTRUMENTS THAT INCORPORATE CREDIT RISK EXPOSURES THAT ARE UNRELATED OR ONLY PARTIALLY RELATED TO THE CREDITWORTHINESS OF THE OBLIGOR UNDER THOSE INSTRUMENTS ("Issue B36"). Issue B36 concluded that
      (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and (ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature must be measured at fair value on the balance sheet and changes in fair value reported in income. The adoption of issue B36 did not have a significant impact on the Company's financial statements.

      Effective July 1, 2003, the Company adopted SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

      During 2003, the Company adopted FASB Interpretation ("FIN") No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES--AN INTERPRETATION OF ARB NO. 51 ("FIN 46"), and its December 2003 revision ("FIN 46(r)"). Certain of the Company's investments in real estate joint ventures and other limited partnership interests meet the definition of a VIE and have been consolidated, in accordance with the transition rules and effective dates, because the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46 as of February 1, 2003 and the provisions of FIN 46(r) at December 31, 2003 did not have a significant impact on the Company's consolidated financial statements.

      Effective January 1, 2003, the Company adopted FIN No. 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements.

      Effective January 1, 2003, the Company adopted SFAS No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING ("EITF 94-3"). The Company's activities subject to this guidance in 2004 and 2003 were not significant.

      Effective January 1, 2003, the Company adopted SFAS No. 145, Rescission of FASB STATEMENTS NO. 4, 44, AND 64, AMENDMENT OF FASB STATEMENT NO. 13, AND TECHNICAL CORRECTIONS ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

      Effective January 1, 2002, the Company adopted SFAS No. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS--REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements.

      Effective January 1, 2002, the Company adopted SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of other intangible assets was not material for the years ended December 31, 2004, 2003 and 2002. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

2.  INVESTMENTS

      FIXED MATURITIES AND EQUITY SECURITIES

      Fixed maturities and equity securities at December 31, 2004 were as follows:

                                              COST OR   GROSS UNREALIZED ESTIMATED
                                             AMORTIZED  ----------------   FAIR
                                               COST      GAIN     LOSS     VALUE
                                             ---------- -------  ------  ----------
                                                    (DOLLARS IN THOUSANDS)
Fixed Maturities:
 U.S. treasury/agency securities             $  275,704 $   210  $  644  $  275,270
 State and political subdivisions securities      4,004       5       -       4,009
 U.S. corporate securities                      946,192  15,464   2,850     958,806
 Foreign government securities                   15,273     553       -      15,826
 Foreign corporate securities                   103,804   2,713     718     105,799
 Residential mortgage-backed securities         384,066   3,234   1,170     386,130
 Commercial mortgage-backed securities          258,537     598   2,576     256,559
 Asset-backed securities                        185,175   1,488     612     186,051
 Other fixed maturity securities                    642       -       -         642
                                             ---------- -------  ------  ----------
   Total fixed maturities                    $2,173,397 $24,265  $8,570  $2,189,092
                                             ========== =======  ======  ==========
Equity securities:
 Common stock                                $    1,141 $    87  $    -  $    1,228
                                             ========== =======  ======  ==========

      Fixed maturities and equity securities at December 31, 2003 were as follows:

                                          COST OR   GROSS UNREALIZED ESTIMATED
                                         AMORTIZED  ---------------    FAIR
                                           COST      GAIN     LOSS     VALUE
                                         ---------- -------  ------- ----------
                                                (DOLLARS IN THOUSANDS)
 Fixed Maturities:
  U.S. treasury/agency securities        $   92,458 $   435  $    74 $   92,819
  U.S. corporate securities               1,303,658  63,693    5,968  1,361,383
  Foreign government securities              30,641   2,738      240     33,139
  Foreign corporate securities              136,314   6,242    1,872    140,684
  Residential mortgage-backed securities    384,962   2,497    2,653    384,806
  Commercial mortgage-backed securities     191,823   1,707    1,138    192,392
  Asset-backed securities                   167,742   2,461    2,212    167,991
                                         ---------- -------  ------- ----------
    Total fixed maturities               $2,307,598 $79,773  $14,157 $2,373,214
                                         ========== =======  ======= ==========
 Equity securities:
  Common stock                           $    1,141 $    87  $     - $    1,228
                                         ========== =======  ======= ==========

      The Company held foreign currency derivatives with notional amounts of $1,381 thousand to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2004. The Company did not hold any foreign currency derivatives with notional amounts to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2003.

      Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

      The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $54,540 thousand and $134,750 thousand at December 31, 2004 and 2003, respectively. These securities had a net unrealized gain of $2,102 thousand and $4,138 thousand at December 31, 2004 and 2003, respectively. Non-income producing fixed maturities were $44 thousand and $5,061 thousand at December 31, 2004 and 2003, respectively.

      The cost or amortized cost and estimated fair value of bonds at December 31, 2004, by contractual maturity date, are shown below:

                                                       COST OR
                                                      AMORTIZED   ESTIMATED
                                                        COST      FAIR VALUE
                                                      ----------  ----------
                                                      (DOLLARS IN THOUSANDS)
    Due in one year or less                           $  171,175  $  172,559
    Due after one year through five years                881,384     889,236
    Due after five years through ten years               208,094     211,553
    Due after ten years                                   84,966      87,004
                                                      ----------  ----------
        Subtotal                                       1,345,619   1,360,352
    Mortgage-backed and other asset-backed securities    827,778     828,740
                                                      ----------  ----------
        Total fixed maturities                        $2,173,397  $2,189,092
                                                      ==========  ==========

      Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

      Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                       YEARS ENDED DECEMBER 31,
                                    ------------------------------
                                      2004      2003       2002
                                    --------  --------  ----------
                                        (DOLLARS IN THOUSANDS)
            Proceeds                $352,668  $711,798  $1,033,134
            Gross investment gains  $ 34,178  $  7,536  $   36,165
            Gross investment losses $ (5,762) $ (6,904) $  (12,894)

      Gross investment losses above exclude write-downs recorded during 2004, 2003 and 2002 for other than temporarily impaired available-for-sale fixed maturities and equity securities of $1,963 thousand, $21,536 thousand and $13,050 thousand, respectively.

      The Company periodically disposes of fixed maturities and equity securities at a loss. Generally such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

      The following tables show the estimated fair values and gross unrealized losses of the Company's fixed maturities, aggregated by sector and length of time that the securities have been in a continuous unrealized loss position at December 31, 2004 and 2003:

                                                   DECEMBER 31, 2004
                           -----------------------------------------------------------------
                                                  EQUAL TO OR GREATER
                            LESS THAN 12 MONTHS     THAN 12 MONTHS             TOTAL
                           --------------------- --------------------- ---------------------
                                        GROSS                 GROSS                 GROSS
                           ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED
                           FAIR VALUE    LOSS    FAIR VALUE    LOSS    FAIR VALUE    LOSS
                           ---------- ---------- ---------- ---------- ---------- ----------
                                                (DOLLARS IN THOUSANDS)
U.S. treasury/agency
  securities                $156,054    $  644    $     -     $    -   $  156,054   $  644
U.S. corporate securities    402,106     2,662      8,966        188      411,072    2,850
Foreign corporate
  securities                  26,861       281     11,704        437       38,565      718
Residential mortgage-
  backed securities          130,053       845     21,453        325      151,506    1,170
Commercial mortgage-
  backed securities          177,143     1,740     25,683        836      202,826    2,576
Asset-backed securities       66,439       398         44        214       66,483      612
                            --------    ------    -------     ------   ----------   ------
   Total fixed
     maturities             $958,656    $6,570    $67,850     $2,000   $1,026,506   $8,570
                            ========    ======    =======     ======   ==========   ======
Total number of securities
  on an unrealized loss
  position                       212                   14                     226
                            ========              =======              ==========

                                                        DECEMBER 31, 2003
                                -----------------------------------------------------------------
                                                       EQUAL TO OR GREATER
                                 LESS THAN 12 MONTHS     THAN 12 MONTHS             TOTAL
                                --------------------- --------------------- ---------------------
                                             GROSS                 GROSS                 GROSS
                                ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED ESTIMATED  UNREALIZED
                                FAIR VALUE    LOSS    FAIR VALUE    LOSS    FAIR VALUE    LOSS
                                ---------- ---------- ---------- ---------- ---------- ----------
                                                     (DOLLARS IN THOUSANDS)
U.S. treasury/agency securities  $ 51,076   $    74    $     -     $    -    $ 51,076   $    74
U.S. corporate securities         176,494     4,742     13,451      1,226     189,945     5,968
Foreign government securities         912       240          -          -         912       240
Foreign corporate securities       27,335     1,595      2,576        277      29,911     1,872
Residential mortgage-backed
  securities                      187,979     2,653          -          -     187,979     2,653
Commercial mortgage-backed
  securities                       83,609     1,138          -          -      83,609     1,138
Asset-backed securities            64,567     1,696     17,197        516      81,764     2,212
                                 --------   -------    -------     ------    --------   -------
   Total fixed maturities        $591,972   $12,138    $33,224     $2,019    $625,196   $14,157
                                 ========   =======    =======     ======    ========   =======

      There were no equity securities in a continuous unrealized loss position at December 31, 2004 and 2003.

      SECURITIES LENDING

      The Company participates in a securities lending program whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $471,990 thousand and $371,464 thousand and an estimated fair value of $474,654 thousand and $376,386 thousand were on loan under the program at December 31, 2004 and 2003, respectively. The Company was liable for cash collateral under its control of $487,278 thousand and $387,369 thousand at December 31, 2004 and 2003, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

      ASSETS ON DEPOSIT

      The Company had investment assets on deposit with regulatory agencies with a fair market value of $6,423 thousand and $7,326 thousand at December 31, 2004 and 2003, respectively.

      MORTGAGE LOANS ON REAL ESTATE

      Mortgage loans on real estate were categorized as follows:

                                                   DECEMBER 31,
                                                 ----------------------
                                                   2004        2003
                                                  --------    --------
                                                 (DOLLARS IN THOUSANDS)
             Commercial mortgage loans           $130,634    $223,469
             Less: Valuation allowances               746         969
                                                  --------    --------
                 Mortgage loans on real estate   $129,888    $222,500
                                                  ========    ========

      Mortgage loans are collateralized by properties primarily located throughout the United States. At December 31, 2004, approximately 22%, 15% and 7% of the properties were located in California, Texas and Pennsylvania, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

      Changes in loan valuation allowances for mortgage loans on real estate were as follows:

                                          YEARS ENDED DECEMBER 31,
                                          ----------------------
                                           2004    2003     2002
                                          -----   ------  -------
                                          (DOLLARS IN THOUSANDS)
               Balance, beginning of year $ 969   $1,060  $ 2,372
               Additions                    642      132     (184)
               Deductions                  (865)    (223)  (1,128)
                                          -----   ------  -------
               Balance, end of year       $ 746   $  969  $ 1,060
                                          =====   ======  =======

      There were no impaired mortgage loans on real estate at December 31, 2004. Impaired mortgage loans on real estate was $2,612 thousand, net of $385 thousand valuation allowances at December 31, 2003.

      The average investment in impaired mortgage loans was $1,476 thousand, $3,701 thousand and $6,729 thousand for the years ended December 31, 2004, 2003 and 2002, respectively. Interest income on impaired mortgage loans was $864 thousand, $375 thousand and $527 thousand for the years ended December 31, 2004, 2003 and 2002, respectively.

      REAL ESTATE JOINT VENTURES

      Real estate joint ventures held for investment had carrying values of $4,529 thousand and $4,834 thousand for the years ended December 31, 2004 and 2003, respectively. At December 31, 2004 the Company's real estate holdings consisted of office buildings primarily located in Illinois.

      FUNDS WITHHELD AT INTEREST

      There were no funds withheld at interest included in other invested assets at December 31, 2004. Included in other invested assets at December 31, 2003, were funds withheld at interest of $16,889 thousand.

      NET INVESTMENT INCOME

      The components of net investment income were as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                  ----------------------------
                                                    2004      2003      2002
                                                  --------  --------  --------
                                                     (DOLLARS IN THOUSANDS)
Fixed maturities                                  $111,215  $114,109  $131,747
Mortgage loans on real estate                       19,455    21,761    25,619
Real estate joint ventures                             379       269       169
Policy loans                                         2,250     2,229     2,178
Other limited partnership interests                      -        46        68
Cash, cash equivalents and short-term investments    6,955     8,547     4,350
Other                                                 (293)     (129)      (49)
                                                  --------  --------  --------
    Total                                          139,961   146,832   164,082
Less: Investment expenses                            6,104     3,537       434
                                                  --------  --------  --------
    Net investment income                         $133,857  $143,295  $163,648
                                                  ========  ========  ========

      NET INVESTMENT GAINS (LOSSES)

      Net investment gains (losses), including valuation allowances, were as follows:

                                                YEARS ENDED DECEMBER 31,
                                               --------------------------
                                                 2004     2003      2002
                                               -------  --------  -------
                                                 (DOLLARS IN THOUSANDS)
     Fixed maturities                          $26,453  $(20,867) $10,189
     Equity securities                               -       (37)      32
     Mortgage loans on real estate               9,942      (131)     782
     Real estate joint ventures                      -        (5)       9
     Derivatives                                  (688)   (3,896)      76
     Other                                           -        49      (16)
                                               -------  --------  -------
         Total net investment gains (losses)   $35,707  $(24,887) $11,072
                                               =======  ========  =======

      NET UNREALIZED INVESTMENT GAINS (LOSSES)

      The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                YEARS ENDED DECEMBER 31,
                                              ----------------------------
                                                2004      2003      2002
                                              --------  --------  --------
                                                 (DOLLARS IN THOUSANDS)
     Fixed maturities                         $ 15,695  $ 68,448  $ 40,481
     Equity securities                              87        87         -
     Other invested assets                         151       152       152
                                              --------  --------  --------
       Total                                    15,933    68,687    40,633
                                              --------  --------  --------
     Amounts allocated from:
       Deferred policy acquisition costs        (7,477)  (36,015)  (29,356)
       Deferred income taxes                    (2,960)  (11,435)   (3,947)
                                              --------  --------  --------
       Total                                   (10,437)  (47,450)  (33,303)
                                              --------  --------  --------
     Net unrealized investment gains (losses) $  5,496  $ 21,237  $  7,330
                                              ========  ========  ========

      The changes in net unrealized investment gains were as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                        --------------------------
                                                          2004      2003     2002
                                                        --------  -------  -------
                                                          (DOLLARS IN THOUSANDS)
Balance, beginning of the year                          $ 21,237  $ 7,330  $ 5,454
Unrealized investment gains (losses) during the year     (56,133)  28,054    8,647
Unrealized investment gains (losses) relating to:
  Deferred policy acquisition costs                       29,929   (6,659)  (5,102)
Deferred income taxes                                      9,171   (7,488)  (1,669)
Unrealized investment gains (losses) of subsidiaries at
  date of sale, net of deferred income taxes               1,292        -        -
                                                        --------  -------  -------
Balance, end of the year                                $  5,496  $21,237  $ 7,330
                                                        ========  =======  =======
Net change in unrealized investment gains (losses)      $(15,741) $13,907  $ 1,876
                                                        ========  =======  =======

3.  DERIVATIVE FINANCIAL INSTRUMENTS

      The table below provides a summary of the notional amount and fair value of derivative financial instruments held at:

                           DECEMBER 31, 2004             DECEMBER 31, 2003
                     ------------------------------ ---------------------------
                                  CURRENT MARKET               CURRENT MARKET
                                   OR FAIR VALUE               OR FAIR VALUE
                      NOTIONAL  ------------------- NOTIONAL ------------------
                       AMOUNT   ASSETS  LIABILITIES  AMOUNT  ASSETS LIABILITIES
                     ---------- ------- ----------- -------- ------ -----------
                                       (DOLLARS IN THOUSANDS)
Interest rate swaps  $    7,001 $    63   $3,015    $      -  $  -    $    -
Interest rate floors  1,260,000  14,373        -           -     -         -
Financial futures       107,400       -      713     226,300     -     3,830
Foreign currency
  swaps                   1,381       -      357       1,381     -       173
Credit default swaps     10,000     114        -      10,000   104         -
                     ---------- -------   ------    --------  ----    ------
    Total            $1,385,782 $14,550   $4,085    $237,681  $104    $4,003
                     ========== =======   ======    ========  ====    ======

      The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2004:

                                            REMAINING LIFE
                          ---------------------------------------------------
                                     AFTER      AFTER
                                    ONE YEAR  FIVE YEARS
                          ONE YEAR  THROUGH    THROUGH     AFTER
                          OR LESS  FIVE YEARS TEN YEARS  TEN YEARS   TOTAL
                          -------- ---------- ---------- --------- ----------
                                        (DOLLARS IN THOUSANDS)
   Interest rate swaps    $      -  $     -   $    7,001    $ -    $    7,001
   Interest rate floors          -        -    1,260,000      -     1,260,000
   Financial futures       107,400        -            -      -       107,400
   Foreign currency swaps        -    1,381            -      -         1,381
   Credit default swaps          -   10,000            -      -        10,000
                          --------  -------   ----------    ---    ----------
       Total              $107,400  $11,381   $1,267,001    $ -    $1,385,782
                          ========  =======   ==========    ===    ==========

      Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

      Interest rate floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

      In exchange-traded Treasury futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchanges.

      Exchange-traded Treasury futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury performance. The value of Treasury futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

      Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

      In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

      Credit default swaps are used in replication synthetic asset transactions ("RSATs") to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. RSATs are a combination of a derivative and usually an U.S. Treasury or Agency security. RSATs that involve the use of credit default swaps are included in such classification in the preceding table.

      In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

      HEDGING

      The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                        DECEMBER 31, 2004             DECEMBER 31, 2003
                  ------------------------------ ---------------------------
                                 FAIR VALUE                   FAIR VALUE
                   NOTIONAL  ------------------- NOTIONAL ------------------
                    AMOUNT   ASSETS  LIABILITIES  AMOUNT  ASSETS LIABILITIES
                  ---------- ------- ----------- -------- ------ -----------
                                    (DOLLARS IN THOUSANDS)
   Fair value     $        - $     -   $    -    $227,681  $  -    $4,003
   Non-qualifying  1,385,782  14,550    4,085      10,000   104         -
                  ---------- -------   ------    --------  ----    ------
       Total      $1,385,782 $14,550   $4,085    $237,681  $104    $4,003
                  ========== =======   ======    ========  ====    ======

      The following table provides the settlement payments recorded in income for the:

                                                YEARS ENDED DECEMBER 31,
                                                -----------------------
                                                 2004    2003    2002
                                                 -----   ----    ----
                                                (DOLLARS IN THOUSANDS)
              Qualifying hedges:
                Net investment income           $(145)   $ 10    $  -
              Non-qualifying hedges:
                Net investment gains and losses  (629)    (22)    (76)
                                                 -----    ----    ----
                Total                           $(774)   $(12)   $(76)
                                                 =====    ====    ====

      FAIR VALUE HEDGES

      The Company designates and accounts for treasury futures to hedge against changes in value of fixed rate securities as fair value hedges when they have met the requirements of SFAS 133.

      The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows for the year ended December 31, 2003:

                                                       YEAR ENDED DECEMBER 31,
                                                       -----------------------
                                                                2003
                                                       -----------------------
                                                       (DOLLARS IN THOUSANDS)
  Change in the fair value of derivatives                      $(4,002)
  Change in the fair value of items hedged                        (106)
                                                               -------
  Net ineffectiveness of fair value hedging activities         $(4,108)
                                                               =======

      The Company did not have any fair value hedges during the years ended December 31, 2004 or 2002.

      All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness for the year ended December 31, 2003. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

      NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

      The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased floors, and Treasury futures to minimize its exposure to interest rate volatility; (ii) foreign currency forwards and swaps are used to minimize its exposure to adverse movements in exchange rates; and (iii) RSATs to synthetically create investments.

      For the years ended December 31, 2004, 2003 and 2002, the Company recognized as net investment gains (losses) changes in fair value of ($4,166) thousand, $104 thousand and $0 thousand, respectively, related to derivatives that do not qualify for hedge accounting.

      CREDIT RISK

      The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date. Because exchange traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative financial instruments.

      The Company manages its credit risk by entering into derivative transactions with creditworthy counterparties. In addition, the Company enters into over-the-counter derivatives pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange traded futures and options through regulated exchanges and these positions are marked to market and margined on a daily basis.

4.  INSURANCE

      DEFERRED POLICY ACQUISITION COSTS

      Information regarding VOBA and DAC for the years ended December 31, 2004, 2003 and 2002 is as follows:

                                                       DEFERRED
                                            VALUE OF    POLICY
                                            BUSINESS  ACQUISITION
                                            ACQUIRED     COSTS      TOTAL
                                            --------  ----------- --------
                                                (DOLLARS IN THOUSANDS)
     Balance at January 1, 2002             $211,191   $134,377   $345,568
     Capitalizations                               -    103,213    103,213
                                            --------   --------   --------
         Total                               211,191    237,590    448,781
                                            --------   --------   --------
     Amortization related to:
       Net investment gains (losses)               -      2,639      2,639
       Unrealized investment gains (losses)   (4,598)     9,700      5,102
       Other expenses                         22,994      1,685     24,679
                                            --------   --------   --------
         Total amortization                   18,396     14,024     32,420
                                            --------   --------   --------
     Balance at December 31, 2002            192,795    223,566    416,361
     Capitalizations                               -    132,072    132,072
                                            --------   --------   --------
         Total                               192,795    355,638    548,433
                                            --------   --------   --------
     Amortization related to:
       Net investment gains (losses)          (2,429)    (2,987)    (5,416)
       Unrealized investment gains (losses)      671      5,988      6,659
       Other expenses                         18,733     20,020     38,753
                                            --------   --------   --------
         Total amortization                   16,975     23,021     39,996
                                            --------   --------   --------
     Balance at December 31, 2003            175,820    332,617    508,437
     Capitalizations                               -    126,360    126,360
                                            --------   --------   --------
         Total                               175,820    458,977    634,797
                                            --------   --------   --------
     Amortization related to:
       Net investment gains (losses)           2,872      3,499      6,371
       Unrealized investment gains (losses)  (13,550)   (16,379)   (29,929)
       Other expenses                          2,757     40,416     43,173
                                            --------   --------   --------
         Total amortization                   (7,921)    27,536     19,615
                                            --------   --------   --------
     Dispositions and other                   (1,280)   (40,697)   (41,977)
                                            --------   --------   --------
     Balance at December 31, 2004           $182,461   $390,744   $573,205
                                            ========   ========   ========

      The estimated future amortization expense allocated to other expenses for VOBA is $17,564 thousand in 2005, $17,277 thousand in 2006, $17,107 thousand in 2007, $16,705 thousand in 2008 and $16,500 thousand in 2009.

      Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross profits originating from transactions other than investment gains and losses.

      SALES INDUCEMENTS

      Changes in deferred sales inducements are as follows:

                                             SALES INDUCEMENTS
                                           ----------------------
                                           (DOLLARS IN THOUSANDS)
              Balance at January 1, 2004          $ 50,000
              Capitalization                        25,232
              Amortization                          (5,403)
              Dispositions                         (10,627)
                                                  --------
              Balance at December 31, 2004        $ 59,202
                                                  ========

      GUARANTEES

      The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

      The Company had the following types of guarantees relating to annuity contracts at:

                                                      DECEMBER 31 2004
                                               ---------------------------
                                               IN THE EVENT OF      AT
                                                    DEATH      ANNUITIZATION
                                               --------------- -------------
                                                   (AMOUNT IN THOUSANDS)
  RETURN OF NET DEPOSITS
    Separate account value                       $  790,718              -
    Net amount at risk                           $      674(1)           -
    Average attained age of contractholders              62              -

  ANNIVERSARY CONTRACT VALUE OR MINIMUM RETURN
    Separate account value                       $6,932,701     $3,623,255
    Net amount at risk                           $  188,246(1)  $   19,401(2)
    Average attained age of contractholders        64 years       59 years

      --
      (1) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.
      (2) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

      The net amount at risk is based on the direct amount at risk (excluding reinsurance).

      The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

      Liabilities for guarantees (excluding base policy liabilities) are as follows:

                                         ANNUITY CONTRACTS
                                    ---------------------------
                                                    GUARANTEED
                                      GUARANTEED   ANNUITIZATION
                                    DEATH BENEFITS   BENEFITS     TOTAL
                                    -------------- ------------- -------
                                       (AMOUNT IN THOUSANDS)
       Balance at January 1, 2004      $ 1,208         $ 575     $ 1,783
       Incurred guaranteed benefits     (1,208)         (575)     (1,783)
                                       -------         -----     -------
       Balance at December 31, 2004    $     -         $   -     $     -
                                       =======         =====     =======

      Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                          DECEMBER 31, 2004
                                        ----------------------
                                        (DOLLARS IN THOUSANDS)
                  Mutual Fund Groupings
                    Equity                    $5,211,401
                    Bond                         608,286
                    Balanced                     411,483
                    Money market                  57,561
                    Specialty                     89,642
                                              ----------
                      Total                   $6,378,373
                                              ==========

      SEPARATE ACCOUNTS

      Separate accounts assets and liabilities include pass-through separate accounts totaling $6,546,025 thousand and $5,093,170 thousand at December 31, 2004 and 2003, respectively, for which the policyholder assumes the investment risk.

      Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $106,917 thousand, $78,502 thousand and $45,743 thousand for the years ended December 31, 2004, 2003 and 2002, respectively.

      For the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

5.  REINSURANCE

      The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 70% of the mortality risk for all new individual life insurance policies that it writes. The Company retains up to $100,000 per life and reinsures 100% of amounts in excess of the Company's retention limits. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

      The Company currently reinsures 90% of the its new production of fixed annuities to an affiliate. Also, the Company currently reinsures 100% of the riders containing benefit guarantees related to variable annuities to an affiliate.

      The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                    -------------------------
                                                      2004     2003     2002
                                                    -------  -------  -------
                                                      (DOLLARS IN THOUSANDS)
 Direct premiums                                    $19,703  $11,124  $23,413
 Reinsurance ceded                                     (836)  (3,757)    (783)
                                                    -------  -------  -------
 Net premiums                                       $18,867  $ 7,367  $22,630
                                                    =======  =======  =======
 Reinsurance recoveries netted against policyholder
   benefits                                         $ 2,610  $   278  $   730
                                                    =======  =======  =======

      Reinsurance recoverables, included in premiums and other receivables were $385 thousand and $278 thousand at December 31, 2004 and 2003, respectively.

6.  INCOME TAXES

      The provision (benefit) for income taxes was as follows:

                                         YEARS ENDED DECEMBER 31,
                                        --------------------------
                                          2004     2003      2002
                                        -------  --------  -------
                                          (DOLLARS IN THOUSANDS)
             Current:
               Federal                  $(5,947) $  8,565  $   232
               State                        359         -      (29)
                                        -------  --------  -------
                                         (5,588)    8,565      203
                                        -------  --------  -------
             Deferred:
               Federal                   32,949   (12,080)  10,972
                                        -------  --------  -------
             Provision for income taxes $27,361  $ (3,515) $11,175
                                        =======  ========  =======

      Reconciliations of the income tax provision (benefit) at the U.S. statutory rate to the provision for income taxes were as follows:

                                              YEARS ENDED DECEMBER 31,
                                             -------------------------
                                               2004     2003     2002
                                             -------  -------  -------
                                               (DOLLARS IN THOUSANDS)
        Tax provision at U.S. statutory rate $31,897  $(1,448) $13,238
        Tax effect of:
          Tax exempt investment income        (5,043)  (2,101)  (2,010)
          State and local income taxes           233        -      (30)
          Other                                  274       34      (23)
                                             -------  -------  -------
        Provision for income taxes           $27,361  $(3,515) $11,175
                                             =======  =======  =======

      Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                    YEARS ENDED DECEMBER 31,
                                                    -----------------------
                                                      2004         2003
                                                     --------     --------
         Deferred income tax assets:
           Policyholder liabilities and receivables $ 98,577     $145,472
           Tax basis of intangible assets purchased    3,108        4,368
           Loss and credit carryforwards              49,012       13,874
                                                     --------     --------
                                                    $150,697     $163,714
                                                     --------     --------
         Deferred income tax liabilities:
           Deferred policy acquisition costs        $175,709     $156,667
           Investments                                 7,496        1,684
           Net unrealized investment gains             2,960       11,435
           Other                                         267          498
                                                     --------     --------
                                                    $186,432     $170,284
                                                     --------     --------
         Net deferred income tax liability          $(35,735)    $ (6,570)
                                                     ========     ========

      The Company has capital loss carry-forwards of $28,820 thousand at December 31, 2004, which will expire between 2005 and 2008. The Company has net operating losses of $111,214 thousand, which will expire in 2019. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the remaining deferred income tax assets.

      The Company has been audited by the Internal Revenue Service for the years through and including 2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

7.  COMMITMENTS, CONTINGENCIES AND GUARANTEES

      Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's financial position.

      MetLife has received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking information relating to compensation agreements between insurance brokers and MetLife and its affiliates. MetLife also has received a subpoena, including a set of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking similar information and documents. MetLife also has received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that the Company submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom the Company submitted such bids or quotes, and communications with a certain broker. Many insurance regulators have sent requests for information and documents to MetLife or its affiliates relating to broker compensation practices. MetLife is continuing to conduct an internal review of its commission payment practices. The Company continues to fully cooperate with these inquiries.

      Various litigation, claims, requests or assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

      SUMMARY

      It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses. In some of the matters that may be brought against the Company, very large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's net income or cash flows in particular quarterly or annual periods.

      GUARANTEES

      In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

      The fair value of such indemnities, guarantees and commitments entered into during 2004 was insignificant and thus, no liabilities were recorded. The Company's recorded liability at December 31, 2004 and 2003 for indemnities, guarantees and commitments is insignificant.

8.  EQUITY

      DIVIDEND RESTRICTIONS

      Under the Missouri Insurance Law, the maximum amount of dividends the Company is permitted, without prior insurance regulatory clearance, to pay is the greater of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). However, dividends may only be paid from positive balances in statutory unassigned funds. Since MetLife Investors Insurance Company's statutory unassigned funds surplus is less than zero, no dividends are permissible in 2005 without prior approval of the insurance commissioner.

      STATUTORY EQUITY AND INCOME

      The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles Codification in 2001 Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory surplus and capital.

      Applicable insurance department regulations require that insurance companies prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, valuing securities on a different basis and limiting the amount, if any, of deferred income taxes that may be recognized.

      Statutory net income (loss) of the Company, as filed with the Department, was ($168,432) thousand, $40,466 thousand, and ($9,653) thousand for the years ended December 31, 2004, 2003 and 2002, respectively; statutory capital and surplus, as filed, was $182,442 thousand and $269,188 thousand at December 31, 2004 and 2003, respectively.

      OTHER COMPREHENSIVE INCOME (LOSS)

      The following table sets forth the reclassification adjustments required for the years ended December 31, 2004, 2003 and 2002 to avoid double-counting in other comprehensive income (loss) items that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss):

                                                       2004      2003      2002
                                                     --------  --------  --------
                                                         (DOLLARS IN THOUSAND)
Holding (losses) gains on investments arising during
  the year                                           $(41,475) $ (4,670) $ 26,979
Income tax effect of holding (losses) gains            14,516     1,635   (12,704)
Reclassification adjustments:
  Recognized holding (gains) losses included in
    current year income                               (27,334)   23,077   (11,895)
  Amortization of premium and discount on
    investments                                        12,793     9,647    (6,437)
  Income tax effect                                     5,089   (11,454)    8,632
Allocation of holding gains (losses) on investments
  relating to other policyholder amounts               29,812    (6,659)   (5,102)
Income tax effect of allocation of holding gains
  (losses) to other policyholder amounts              (10,434)    2,331     2,403
Unrealized investment gains of subsidiary at date of
  sale                                                  1,988         -         -
Deferred income taxes on unrealized investment gains
  of subsidiary at date of sale                          (696)        -         -
                                                     --------  --------  --------
Other comprehensive (loss) income                    $(15,741) $ 13,907  $  1,876
                                                     ========  ========  ========

9.  OTHER EXPENSES

      Other expenses were comprised of the following:

                                                 YEARS ENDED DECEMBER 31,
                                             -------------------------------
                                                2004       2003       2002
                                             ---------  ---------  ---------
                                                  (DOLLARS IN THOUSANDS)
  Compensation                               $     945  $     835  $     254
  Commissions                                  114,630    122,261     82,363
  Interest and debt issue costs                      3        129        249
  Amortization of policy acquisition costs      49,544     33,337     27,318
  Capitalization of policy acquisition costs  (126,360)  (132,072)  (103,213)
  Rent, net of sublease income                       -         14        474
  Other                                         60,067     55,562     53,940
                                             ---------  ---------  ---------
      Total other expenses                   $  98,829  $  80,066  $  61,385
                                             =========  =========  =========

10. FAIR VALUE INFORMATION

      The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

      Amounts related to the Company's financial instruments were as follows:

                                              CARRYING   ESTIMATED
                                               VALUE     FAIR VALUE
             DECEMBER 31, 2004               ----------  ----------
                                             (DOLLARS IN THOUSANDS)
             ASSETS:
               Fixed maturities              $2,189,092  $2,189,092
               Equity securities             $    1,228  $    1,228
               Mortgage loans on real estate $  129,888  $  135,596
               Policy loans                  $   28,389  $   28,389
               Short-term investments        $  103,196  $  103,196
               Cash and cash equivalents     $  173,875  $  173,875
             LIABILITIES:
               Policyholder account balances $2,717,809  $2,537,416

                                              CARRYING   ESTIMATED
                                               VALUE     FAIR VALUE
             DECEMBER 31, 2003               ----------  ----------
                                             (DOLLARS IN THOUSANDS)
             ASSETS:
               Fixed maturities              $2,373,214  $2,373,214
               Equity securities             $    1,228  $    1,228
               Mortgage and other loans      $  222,500  $  248,389
               Policy loans                  $   28,680  $   28,680
               Short-term investments        $  225,665  $  225,665
               Cash and cash equivalents     $  149,106  $  149,106
             LIABILITIES:
               Policyholder account balances $2,858,611  $2,530,648

      The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

         FIXED MATURITIES AND EQUITY SECURITIES

            The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

         MORTGAGE LOANS ON REAL ESTATE

            Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

         POLICY LOANS

            The carrying values for policy loans approximate fair value.

         CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

            The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

         POLICYHOLDER ACCOUNT BALANCES

            The fair value of policyholder account balances is estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

         DERIVATIVE INSTRUMENTS

            The fair value of derivative instruments, including financial futures, interest rate, credit default and foreign currency swaps are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

11. RELATED PARTY TRANSACTIONS

      The Company is a party to a service agreement with its affiliate, Metropolitan Life Insurance Company ("Metropolitan Life"), that provides for a broad range of services to be rendered. Metropolitan Life provides management services, employees, policy administration functions and investment advice necessary to conduct the activities of the Company. Services are requested by the Company as deemed necessary for its business and investment operations. The agreement involves a cost allocation arrangement, under which the Company pays for all expenses, direct and indirect, reasonably and equitably determined to be attributable to the services provided. MetLife Investors Distribution Company, provide distribution services to the Company. Expenses charged to the Company for these distribution services are limited to amounts that effectively equal pricing expense levels. This results in residual expenses reflected in the results of MetLife Investors Group ("MLIG"). Expenses and fees paid to affiliated companies in 2004, 2003 and 2002 by the Company, recorded in other expenses were $52,536 thousand, $46,716 thousand and $48,388 thousand, respectively.

      At December 31, 2004 and 2003, amounts due to/(from) affiliates of approximately ($13,297) thousand and $3,775 thousand, respectively, relate primarily to Metropolitan Life and MLIG.

      Since the Company is a member of a controlled group of affiliated companies its results may not be indicative of those of a stand-alone entity.

      The Company received a cash capital contribution of $110,000 thousand from MetLife in 2004 and $56,000 thousand from COVA in 2003.

      On October 1, 2004, the Company was sold from COVA to MetLife. All outstanding shares of the Company are owned by the parent company. On the same date, the Company sold its wholly owned subsidiary FMLI to MetLife. See Note 12.

12. ACQUISITIONS AND DISPOSITIONS

      On October 1, 2004, FMLI was sold to MetLife for $33,900 thousand in consideration. As a result, the Company recognized a decrease to equity of $10,773 thousand in paid in capital and $1,292 thousand in accumulated other comprehensive income. Total assets and liabilities of the entity sold at the date of sale were $920,150 thousand and $874,185 thousand, respectively. Total net income of the entity sold included in the consolidated statements of income was $2,026 thousand, $2,348 thousand and $3,415 thousand for the years ended December 31, 2004, 2003 and 2002, respectively.

                            PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

          (a) Resolutions of the Board of Directors of COVA Financial Services Life Insurance Company dated October 23, 1991 1
          (b)  None
          (c)  (i)    Form of Principal Underwriters Agreement between MetLife
                      Investors Insurance Company and MetLife Investors
                      Distribution Company 4
               (ii)   Form of Selling Agreement between MetLife Investors
                      Insurance Company, MetLife Investors Distribution Company,
                      Broker Dealer and General Agent 6
               (iii)  Form of Amendment to Selling Agreement between MetLife
                      Investors Insurance Company, MetLife Investors
                      Distribution Company, Broker-Dealer and General Agent 6
               (iv)   Schedule of Commissions 6
          (d)  (i)    Flexible Premium Joint and Last Survivor Policy 2
               (ii)   Flexible Premium Variable Life Policy 3
               (iii)  Riders to the Policy (Joint and Survivor Policy) 2
                      (Waiver of Specified Premium Rider, Anniversary Partial
                         Withdrawal Rider, Estate Preservation Term Rider, Joint Supplemental Coverage Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Divorce Split Policy Option Rider)
               (iv)   Additional Riders to the Policy 3
                      (Accelerated Benefit Rider, Anniversary Partial Withdrawal
                         Rider, Guaranteed Survivor Plus Purchase Option Rider, Lifetime Coverage Rider, Secondary Guarantee Rider, Supplemental Coverage Rider, Waiver of Monthly Deduction Rider, Waiver of Specified Premium Rider)
               (v)    Endorsement (Name Change) 4
          (e)  (i)    Application Forms - Joint and Last Survivor Policy 2
               (ii)   Application Forms - Flexible Premium Variable Life
                      Insurance Policy 3

               (iii)  Enterprise Application for Policies 9
               (iv)   Updated Enterprise Application for Policies

          (f)  (i)    Articles of Incorporation of the Company 1
               (ii)   By-Laws of the Company 1
          (g)         Reinsurance Agreements 9
          (h)  (i)    Form of Participation Agreement between Met Investors
                      Series Trust, Met Investors Advisory Corp., MetLife
                      Investors Distribution Company and MetLife Investors
                      Insurance Company 6
               (ii)   Form of Participation Agreement between Metropolitan
                      Series Fund, Inc., Metropolitan Life Insurance Company and
                      MetLife Investors Insurance Company 6
          (i)         None
          (j)         None
          (k)         Opinion and Consent of Counsel 9
          (l)         Actuarial Opinion

          (m)         Calculation
          (n)  (i)    Consent of Sutherland Asbill & Brennan LLP

               (ii)   Consent of Independent Auditors
               (iii)  Consent of Counsel
          (o)         None
          (p)         None
          (q)         None
          (r)  (i)    Powers of Attorney 7
               (ii)   Powers of Attorney for Elizabeth M. Forget, George Foulke
                      and Jeffrey A. Tupper 9


1 Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-17963) as filed on December 16, 1996.
2 Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-83165) as filed on July 19, 1999.
3 Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-83197) as filed on July 19, 1999.
4 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Separate Account's Registration Statement on Form S-6 (File No. 333-83165) as filed on April 26, 2001.
5 Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-69522) as filed on September 17, 2001.
6 Incorporated herein by reference to Pre-Effective Amendment No.1 to the Separate Account's Registration Statement on Form S-6 (File No. 333-69522) as filed on December 20, 2001.
7 Incorporated herein by reference to Post-Effective Amendment No.2 to the Separate Account's Registration Statement on Form N-6 (File No. 333-69522) as filed on February 5, 2003.
8 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Separate Account's Registration Statement on Form N-6 (File No. 333-69522) as filed on April 30, 2003.

9 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Separate Account's Registration Statement on Form N-6 (File No. 333-69522) as filed on April 30, 2004.


ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable life contracts offered by the Registrant and the executive officers of the Company:

Name and Principal Business Address   Positions and Offices with Depositor
-----------------------------------   ------------------------------------------
Michael K. Farrell *****              Chairman of the Board, President and Chief
                                      Executive Officer
James P. Bossert *                    Director, Executive Vice President and
                                      Chief Financial Officer

Susan A. Buffum *****                 Director
Michael R. Fanning **                 Director
Elizabeth M. Forget ****              Director
George Foulke ******                  Director
Helayne F. Klier ****                 Executive Vice President
Hugh C. McHaffie **                   Director and Executive Vice President
Richard C. Pearson *                  Director, Executive Vice President,
                                      General Counsel and Secretary
Jeffrey A. Tupper *                   Director
Anthony J. Williamson ***             Treasurer

* MetLife Investors, 22 Corporate Plaza Drive, Newport Beach, CA 92660
** MetLife, 501 Boylston Street, Boston, MA 02116
*** MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101
**** MetLife, 260 Madison Avenue, New York, NY 10016
***** MetLife, 10 Park Avenue, Morristown, NJ 07960
****** MetLife, 334 Madison Avenue, P.O. Box 633, Convent Station, NJ 07961

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. The Depositor is organized under the laws of Missouri. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF MARCH 31, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of March 31, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company

Q.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

R.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

S.    Newbury Insurance Company, Limited

T.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

U.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

            a)    Soma Seguradora, S.A. (Brazil)

V.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC (DE)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19. P.T. MetLife Sejahtera (Indonesia)-95.21% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      20.   MetLife (India) Private Ltd. (India)

      21.   Metropolitan Marine Way Investments Limited (Canada)

      22.   MetLife Private Equity Holdings, LLC (DE)

      23. Sino-US MetLife Insurance Company, Ltd (China)- 50% of Sino-US MetLife Insurance Company is held by Metropolitan Life Insurance Company

      24.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      25.   Metropolitan Realty Management, Inc. (DE)

      26.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      27.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      28.   Bond Trust Account A (MA)

      29.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      30.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c)    Omega Reinsurance Corporation (AZ)

      31.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                  (3)   Reinsurance Group of America, Incorporated (MO)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii)RGA Holdings Limited (U.K.) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (ix) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (x)   RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xi) General American Argentina Seguros de Vida, S.A. (Argentina)

                              (xii) Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xiii)RGA Technology Partners, Inc. (MO)

                              (xiv) RGA International Reinsurance Company
                                    (Ireland)

      32.   Corporate Real Estate Holdings, LLC (DE)

      33. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      34.   Tower Resources Group, Inc. (DE)

      35.   Headland Development Corporation (CA)

      36.   Headland - Pacific Palisades, LLC (CA)

      37.   Headland Properties Associates (CA)

      38.   Krisman, Inc. (MO)

      39.   Special Multi-Asset Receivables Trust (DE)

      40.   White Oak Royalty Company (OK)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

6) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 29. INDEMNIFICATION


The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter, as well as certain other subsidiaries of MetLife are covered.


The Bylaws of the Company (Article IV, Section 1) provide that:

Each person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expenses (including attorney's fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a director, officer or employee of the corporation or if serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS


     (a) MetLife Investors Distribution Company, formerly, General American Distributors, Inc., is the principal underwriter for the following investment companies (other than Registrant):

          Met Investors Series Trust
          MetLife Investors USA Separate Account A
          MetLife Investors Variable Annuity Account One MetLife Investors Variable Annuity Account Five MetLife Investors Variable Life Account Five
          First MetLife Investors Variable Annuity Account One General American Separate Account Eleven
          General American Separate Account Twenty-Eight General American Separate Account Twenty-Nine General American Separate Account Two
          Security Equity Separate Account 26
          Security Equity Separate Account 27
          Separate Account A of Paragon Life
          Separate Account B of Paragon Life
          Separate Account C of Paragon Life
          Separate Account D of Paragon Life

     (b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 22 Corporate Plaza Drive, Newport Beach, CA 92660.


Name and Principal Business Address   Positions and Offices with Depositor
-----------------------------------   ------------------------------------------
Michael K. Farrell ***                Director
Elizabeth M. Forget **                Executive Vice President, Chief Marketing
                                      Officer
Helayne F. Klier **                   Director and Executive Vice President
Paul A. LaPiana *                     Executive Vice President, Life Insurance
                                      Distribution Division
Craig W. Markham *****                Director
Richard C. Pearson *                  Executive Vice President, General Counsel
                                      and Secretary
Timothy A. Spangenberg *****          Executive Vice President, Chief Financial
                                      Officer
Leslie Sutherland ****                President
William J. Toppeta                    Director
Edward C. Wilson *                    Executive Vice President, Chief
                                      Distribution Officer
Anthony J. Williamson ****            Treasurer

* MetLife Investors, 22 Corporate Plaza Drive, Newport Beach, CA 92660
** MetLife, 260 Madison Avenue, New York, NY 10016
*** MetLife, 10 Park Avenue, Morristown, NJ 07962
**** MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101
***** MetLife, 13045 Tesson Ferry Road, St. Louis, MO 63128

     (c)  Compensation From the Registrant.

       (1)                 (2)                 (3)              (4)            (5)
                                         Compensation on
                                         Events Occasion-
                    Net Underwriting    ing the Deduction
Name of Principal     Discounts and       of a Deferred      Brokerage        Other
   Underwriter         Commissions         Sales Load       Commissions   Compensation
-----------------   ----------------   ------------------   -----------   ------------
MetLife Investors
Distribution
Company                $2,048,178              --                --            --

Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant


     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, New York 10066


     (c)  MetLife Investors Distribution Company
          22 Corporate Plaza Drive
          Newport Beach, CA 92660.

ITEM 32. MANAGEMENT SERVICES

Not Applicable.

ITEM 33. FEE REPRESENTATION

Pursuant to Investment Company Act Section 26(f), MetLife Investor Insurance Company ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, MetLife Investors Variable Life Account One, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities
Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach and State of California, on this 26th day of April, 2005.


                          MetLife Investors Variable Life Account One
                                          (Registrant)

                          By: MetLife Investors Insurance Company


                          By: /s/ Richard C. Pearson
                              --------------------------------------
                              Richard C. Pearson
                              Executive Vice President, General Counsel
                              and Secretary

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MetLife Investors Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach and State of California, on this 26th day of April, 2005.

                          MetLife Investors Insurance Company (Depositor)


                          By: /s/ Richard C. Pearson
                              --------------------------------------
                              Richard C. Pearson
                              Executive Vice President, General Counsel
                              and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, in the capacities indicated, on April 26, 2005.


/s/ Michael K. Farrell*        Chairman of the Board, President and Chief
----------------------------   Executive Officer
Michael K. Farrell


/s/ James P. Bossert *         Director, Executive Vice President and
----------------------------   Chief Financial Officer
James P. Bossert               (Principal Accounting Officer)


/s/ Susan A. Buffum *
----------------------------
Susan A. Buffum                Director


/s/ Michael R. Fanning *
----------------------------
Michael R. Fanning             Director


/s/ Elizabeth M. Forget *
----------------------------
Elizabeth M. Forget            Director


/s/ George Foulke *
----------------------------
George Foulke                  Director


/s/ Hugh C. McHaffie *
----------------------------
Hugh C. McHaffie               Director and Executive Vice President


/s/ Richard C. Pearson *       Director, Executive Vice President,
----------------------------   General Counsel and Secretary
Richard C. Pearson


/s/ Jeffrey A. Tupper *
----------------------------
Jeffrey A. Tupper              Director


                            By: /s/ John E. Connolly, Jr.
                                ------------------------------------------------
                                John E. Connolly, Jr.
                                Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed with Post-Effective Amendment No. 5 to the Separate Account's Form N-6 Registration Statement, File No. 333-69522, filed on April 30, 2004 and with Post-Effective Amendment No. 2 to the Separate Account's Form N-6 Registration Statement, File No. 333-69522, filed on February 5, 2003.

                                  Exhibit Index

(e)(iv) Updated Enterprise Application for Policies

(l)  Actuarial Opinion

(m)  Calculation Exhibit

(n)(i) Consent of Sutherland Asbill & Brennan LLP

(n)(ii) Consent of Independent Auditors

(n)(iii) Consent of Richard C. Pearson, Esq.